As filed with the Securities and Exchange Commission on July 25, 2017

File No. 333-218512
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1   [   ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

Touchstone Variable Series Trust
(Exact Name of Registrant as Specified in Charter)

(800) 638-8184
(Area Code and Telephone Number)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7661

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7616

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:  Shares of beneficial interest, without par value, of the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund, each a series of the Registrant, are being registered.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SENTINEL VARIABLE PRODUCTS TRUST

One National Life Drive
Montpelier, Vermont 05604
 1.800.282.3863
 July [•], 2017

Dear Investor:

We have important information concerning your investment in one or more series of the Sentinel Variable Products Trust, a Delaware statutory trust (the “Sentinel Funds”), listed in the table below under the heading “Target Funds” (each a “Target Fund” and collectively, the “Target Funds”).  As the owner of a variable annuity contract or variable life insurance policy (“Variable Product”), you are invested in one or more Target Funds through the insurance company that issued your Variable Product.

On April 18, 2017, Sentinel Asset Management, Inc. (“Sentinel”) entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds and an indirect, wholly-owned subsidiary of  Western & Southern Mutual Holding Company (the “Transaction”).  Currently, Touchstone Advisors’ variable mutual fund platform includes six separate mutual funds that are managed by Touchstone Advisors and sub-advised by various institutional investment managers (the “Touchstone Funds”).

In connection with Sentinel’s decision to exit the mutual fund asset management business, Sentinel recommended and the Board of Trustees of Sentinel Funds has approved an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding Touchstone Fund as set forth in the table below under the heading “Acquiring Funds” (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which is a newly created series of Touchstone Variable Series Trust, a Massachusetts business trust.  As a result of each Target Fund’s Reorganization, the insurance company that issued your Variable Product will receive shares of the corresponding Acquiring Fund that will have a total value equal to the total value of the shares of each Target Fund held by the insurance company in connection with your investment in the Variable Product.

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

The Board of Trustees of Sentinel Funds believes that the proposed Reorganizations are in the best interests of the Target Funds and recommends that you vote FOR the proposed Reorganization of your Target Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds.  Please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1.855.928.4492 with any questions.

Thank you for your consideration of this important proposal.

Sincerely,

Lisa F. Muller
Secretary, Sentinel Variable Products Trust
2

SENTINEL VARIABLE PRODUCTS TRUST

One National Life Drive
Montpelier, Vermont 05604
1.800.282.3863

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2017

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of the series of Sentinel Variable Products Trust, a Delaware statutory trust, identified in the table below (each, a “Target Fund” and collectively, the “Target Funds”) will be held at the offices of Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 10:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).

At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Variable Series Trust, on behalf of its series identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) and Sentinel Variable Products Trust, a Massachusetts business trust, on behalf of each Target Fund identified in the table below, providing for (i) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange for voting shares of beneficial interest, without par value, of the corresponding Acquiring Fund and the assumption by such corresponding Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

The Board of Trustees of Sentinel Variable Products Trust has fixed the close of business on June 21, 2017 as the record date for the determination of shareholders entitled to notice of and eligible to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Even if you expect to attend the Special Meeting, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also authorize a proxy by telephone or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card.  It is important that you vote promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on September 13, 2017:  The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy are available on the Internet at www.sentinelinvestments.com.  For more information, shareholders may contact Sentinel Funds at P.O. Box 55929-5929, Boston, Massachusetts 02205 or 1.800.282.3863.

Sincerely,

Lisa F. Muller
Secretary, Sentinel Variable Products Trust
2

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.     Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.     Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.     All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your
 proxy card today!

Your proxy vote is important!
3

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICES INVESTED IN:

SENTINEL VARIABLE PRODUCTS BALANCED FUND
 SENTINEL VARIABLE PRODUCTS BOND  FUND
SENTINEL VARIABLE PRODUCTS COMMON STOCK FUND
SENTINEL VARIABLE PRODUCTS SMALL COMPANY FUND
each, a series of
SENTINEL VARIABLE PRODUCTS TRUST

This document contains a Joint Proxy Statement/Prospectus and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in one or more of the Funds named above through your variable annuity contract or variable life insurance policy (“Variable Product”).  If you complete, sign, and return the voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product exactly as you indicate.  If you simply sign and return the voting instruction form, your insurance company will vote the shares corresponding to your Variable Product in favor of each of the proposals.  If you do not return your voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product in the same proportion as shares for which instructions have been received.

We urge you to review the Joint Proxy Statement/Prospectus carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

Please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1.855.928.4492 with any questions.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
DATED JULY 25, 2017

JOINT PROXY STATEMENT

OF

SENTINEL VARIABLE PRODUCTS TRUST
One National Life Drive
Montpelier, Vermont 05604
 1.800.282.3863

and

JOINT PROSPECTUS

OF

TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 1.800.543.0407

July [•], 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the series of Sentinel Variable Products Trust, a Delaware statutory trust (the “Sentinel Funds”), listed below (each a “Target Fund” and collectively, the “Target Funds”).  Shares of the Target Funds are held by variable life insurance policies and variable annuity contracts offered by the separate accounts of participating insurance companies (each, a “Participating Insurance Company”).  The Participating Insurance Companies with respect to the Sentinel Funds are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Company, First Great-West Life and Annuity Insurance Company and Symetra Life Insurance Company.  Each Participating Insurance Company holds its shares of the Target Funds as a depositor of its separate account.  The owners (“Contract Owners”) of variable annuity contracts and variable life insurance policies (“Variable Products”) invest in subaccounts of the separate account, each of which invests in a Target Fund.  Thus, individual Contract Owners are not the “shareholders” of the Target Funds.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares in its separate account.  A Participating Insurance Company must vote the shares of a Target Fund held in its name as directed by Contract Owners.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal described herein.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Target Fund held through the Variable Products, it will vote all of the shares in the separate account with respect to the proposal for, against, or abstaining, in the same proportion as the shares of such Target Fund for which it has received instructions from Contract Owners (a practice known as “echo voting”).  As a result, a small number of Contract Owners may determine the outcome of the proposal described herein.  This Joint Proxy Statement/Prospectus is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies that are the actual shareholders of the Target Funds.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Joint Proxy Statement/Prospectus.

The Board of Trustees of Sentinel Funds has called a joint special meeting of shareholders of each Target Fund to be held at the offices of the Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 10:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Funds on or about [•], 2017.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 (the “Record Date”) are entitled to notice of and eligible to vote at the Special Meeting.  At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Variable Series Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of each series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Sentinel Funds, on behalf of each corresponding Target Fund identified in the table below, providing for (i) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund and the assumption by such corresponding Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the corresponding Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The following table shows each Target Fund and the corresponding Acquiring Fund:

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.
2

The Target Funds and the Acquiring Funds are each a series of registered open-end management investment companies (mutual funds).  Each Acquiring Fund is a newly organized series of the Acquiring Trust that has been created solely for the purpose of completing the applicable Reorganization and will not commence operations prior to the closing of the Reorganization. The Target Funds and the Acquiring Funds are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations.  This document also serves as a prospectus for the offering and issuance of the shares of each Acquiring Fund to be issued in the Reorganizations.  A Statement of Additional Information (“SAI”) dated [•], 2017 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that it is legally considered to be a part of this Joint Proxy Statement/Prospectus).

Additional information concerning the Target Funds is contained in the documents described below, all of which have been filed with the SEC.  Each document is incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as it relates to the Target Funds.  No other parts of such documents are incorporated by reference herein.  Because the Acquiring Funds have not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectuses, SAIs or annual or semi-annual reports are available for the Acquiring Funds at this time.

Information About the Target Funds:	How to Obtain this Information:
Prospectus for Sentinel Variable Products Trust, dated April 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-09917; 333-35832)	On file with the SEC (www.sec.gov) (Accession Nos. 0001144204-17-023284 filed April 28, 2017) or on the Sentinel website: www.sentinelinvestments.com/forms-literature/
Statement of Additional Information for Sentinel Variable Products Trust, dated April 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-09917; 333-35832)
On file with the SEC (www.sec.gov) (Accession Nos. 0001144204-17-023284 filed April 28, 2017) or on the Sentinel website: www.sentinelinvestments.com/forms-literature/
Annual Report for Sentinel Variable Products Trust, for the fiscal year ended December 31, 2016 (File Nos. 811-09917; 333-35832)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-013112 filed March 7, 2017) or on the Sentinel website: www.sentinelinvestments.com/forms-literature/

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.  Copies of the above-referenced documents may also be obtained upon oral or written request without charge by calling 1.800.282.3863, on the Target Funds’ website at www.sentinelinvestments.com or by writing to Sentinel Investments at P.O. Box 55929, Boston, Massachusetts 02205.
3

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Funds:

•       is not a deposit of, or guaranteed by, any bank

•       is not insured by the FDIC, the Federal Reserve Board or any other government agency

•       is not endorsed by any bank or government agency

•       involves investment risk, including possible loss of your original investment
4

-i-

(continued)

-ii-

SYNOPSIS:  BACKGROUND AND GENERAL SUMMARY

These questions and answers provide a brief overview of the key features of the Reorganizations and other matters typically of concern to shareholders considering a proposed combination of mutual funds.  These questions and answers are qualified in their entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference. The description of the Reorganizations is qualified by reference to the full text of the Agreement and Plan of Reorganization, a form of which is attached as Exhibit A to this Joint Proxy Statement/Prospectus.

Q.	What is being proposed?
A.
Sentinel Asset Management, Inc. (“Sentinel”), the current investment advisor of your Fund, informed the Board of Trustees of Sentinel Funds of its intent to exit the mutual fund advisory business.  Sentinel engaged an investment bank to help identify parties interested in acquiring Sentinel’s mutual fund advisory business.  As a result of that search, Sentinel and Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds, entered into a Purchase Agreement pursuant to which Sentinel has agreed to sell its mutual fund advisory business to Touchstone Advisors in exchange for cash consideration, which consideration is subject to adjustment if assets under management of the Sentinel Funds fall below certain levels as of the closing time (the “Transaction”).  In connection with the Transaction, Sentinel recommended and the Board of Trustees of Sentinel Funds approved the integration of each of the Target Funds into the Touchstone family of mutual funds (the “Touchstone Funds”).  At the Joint Special Meeting of Shareholders on September 13, 2017, shareholders of each Target Fund are being asked to vote on a proposal to reorganize their Fund into a Touchstone Fund with a similar investment goal and principal investment policies (each a “Reorganization” and collectively, the “Reorganizations”). The completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including, among other conditions, that shareholder approvals be obtained for Reorganizations of Target Funds and certain other mutual funds advised by Sentinel representing, at closing, a specified amount of assets under management, as agreed between Sentinel and Touchstone Advisors.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 are entitled to notice of and are eligible to vote at the September 13, 2017 Special Meeting. Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Q.	What is the recommendation of the Board of Trustees of Sentinel Funds?
A.
After considering the proposed Reorganizations as well as various alternatives to the Reorganizations, including the potential liquidation of the Sentinel Funds, the Board of Trustees of the Sentinel Funds determined, at a meeting held on April 24, 2017, that each Reorganization was in the best interests of the applicable Target Fund and its shareholders.  Based on information provided by Sentinel and Touchstone Advisors, the Board of Trustees of Sentinel Funds believes that the Reorganizations will provide shareholders with access to a larger and more diverse family of mutual funds managed by Touchstone Advisors and that the larger distribution platform of the Touchstone family of funds may provide opportunities for asset growth.  If realized, these asset growth opportunities may result in greater efficiencies and economies of scale, which in turn could lead to lower overall costs over time.  In addition, each Reorganization will provide Target Fund shareholders with an opportunity to continue their investment in a Touchstone Fund with an investment goal and principal investment policies similar to those of their Target Fund through a tax-free reorganization of the Target Fund into the corresponding Acquiring Fund. The Board of Trustees of Sentinel Funds recommends that shareholders of each Target Fund approve the Reorganization of their Fund.

See “Information about the Reorganizations — Board of Trustees of Sentinel Funds Approval of the Reorganizations,” for additional information regarding the Board of Trustees of Sentinel Funds’ considerations.

Q.	How do the fees and expenses of the Funds compare?
A.
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to maintain the total annual operating expense ratio (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) for each Acquiring Fund to an amount no greater than the total annual operating expense ratio of the corresponding Target Fund for the fiscal year ended December 31, 2016 (after giving effect to any fees waived and expenses reimbursed for the Target Fund).  This contractual expense limitation will remain in place for a period of at least two years from the closing date of the Reorganization.  Absent this expense limitation, and after giving effect to existing Touchstone Fund expense limitation agreements, the pro forma total annual fund operating expense ratio of the Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Small Company Fund would be higher than the total annual fund operating expense ratio before any waivers and reimbursements for such Target Fund.  Additional information regarding the pro forma fees and expenses for the Funds involved in each Reorganization can be found under the Synopsis for your Target Fund’s Reorganization.  Additional information regarding the terms of the expense limitation agreements can be found under “The Funds’ Management—Expense Limitation Agreement.”

Q.	How do the Funds’ investment goals and principal investment strategies and risks compare?
A.
Although each Target Fund and the corresponding Acquiring Fund have similar investment goals and principal investment strategies, there are some differences.  In addition, the analytical tools, techniques and investment selection process that will be used by the sub-advisor of the Acquiring Funds to select investments may be different from those used by Sentinel.  The section of this Joint Proxy Statement/Prospectus entitled “Synopsis” for your Reorganization describes in detail the differences between the investment goals and principal investment strategies of each Target Fund and the corresponding Acquiring Fund.

Q.	Who will manage the Acquiring Funds after the Reorganizations?
A.
After the Reorganizations, Touchstone Advisors will serve as the investment advisor to the Acquiring Funds.  With respect to each Acquiring Fund, Touchstone Advisors will employ a sub-advisor to provide portfolio management services.  The sub-advisor is overseen by Touchstone Advisors and ultimately by the Board of Trustees of the Acquiring Trust.  The Target Funds are managed by Sentinel and do not employ a sub-advisor.  With respect to each Target Fund, Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors (“Fort Washington” or the “Sub-Advisor”), has been appointed as sub-advisor of the corresponding Acquiring Fund following the completion of the Reorganizations.  The current portfolio management team for Sentinel Variable Products Small Company Fund is expected to remain in place after the Reorganizations as employees of the Sub-Advisor.  For all other Reorganizations, the portfolio management team will differ from the current portfolio manager(s) of the Target Fund. Touchstone Advisors operates pursuant to a manager-of–managers exemptive order, which allows Touchstone Advisors to recommend and engage unaffiliated sub-advisors subject to approval of the Board of Trustees of the Acquiring Trust but not shareholders. For more information on Touchstone Advisors and the Sub-Advisor, please see the sections of the Joint Proxy Statement/Prospectus entitled “Synopsis: Fund Summaries—Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?” and “The Funds’ Management.”

Q.	What will happen to my existing shares?
A.
At the closing, your Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the Acquiring Fund’s assumption of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan, and (ii) newly issued shares of the Acquiring Fund having a value equal to the aggregate net assets of the Target Fund transferred to the Acquiring Fund.  Immediately after the Reorganizations, the insurance company that issued your Variable Product will own shares of the Acquiring Fund that are equal in total value, as of the close of business of the New York Stock Exchange on the closing date of each Target Fund’s Reorganization, to the shares of the Target Fund that the insurance company held as of such time in connection with your investment in the Variable Product.

Q.	Will I have to pay federal income taxes as a result of my Target Fund’s Reorganization?
A.
Owners of a Variable Product invested in a Target Fund through the insurance company that issued the Variable Product are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of the Target Fund shares for shares of the corresponding Acquiring Fund in the Target Fund’s Reorganization.  Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  However, while it is unlikely a Fund holds stock in a foreign corporation classified as a passive foreign investment company ("PFIC"), if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a "deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders.  Because any deferred tax amounts would be payable at the Fund level, it is likely the Contract Owners would effectively bear that cost.

A significant portion of the portfolio securities of each Target Fund, other than Sentinel Variable Products Small Company Fund, is expected to be sold following the Reorganization.  To the extent that portfolio investments received by an Acquiring Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize income and capital gains (after the application of any available capital loss carryforwards), which will be distributed to the shareholders who hold shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  Such distribution is not expected to be taxable for federal income tax purposes to Contract Owners.  The section of this Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations—Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

Q.	What if I redeem the units of my Variable Product that correspond to Target Fund shares before the Reorganization of my Target Fund takes place?
A.
Please refer to your Variable Product prospectus or other disclosure document provided by the insurance company that issued your Variable Product for information on any federal, state, local or non-U.S. tax consequences of the redemption of Variable Product units.

Q.	How do the distribution policies of the Funds compare?
A.
Like the Target Funds, the Acquiring Funds intend to distribute substantially all of their income and capital gains to their shareholders annually.  After the Reorganizations, any income and capital gains will be reinvested in shares of the corresponding Acquiring Fund.  For more information, see the section entitled “The Funds’ Management—Distribution Policy.”

Q.	How do I purchase, exchange and redeem shares after the Reorganizations?
A.
Shares of the Target Funds cannot be bought or sold directly.  You may invest in the Target Funds through subaccounts available in your Variable Product that invest in the Target Funds.  In connection with the Reorganizations, your Variable Product will become an investor in a Fund that is part of the Touchstone family of funds.  Similarly, you will not be able to  buy or sell shares of the Acquiring Funds directly.  You will be able to invest indirectly in the Acquiring Funds through subaccounts available in your Variable Product that will invest in the Acquiring Funds following the Reorganizations.  Please see your Variable Product prospectus for additional investment information.

Q.	Who will pay the costs of the Reorganizations?
A.
Touchstone Advisors and Sentinel or their respective affiliates will pay the costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus.  The costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities) are estimated to be approximately $1.7 million in the aggregate. Additional information regarding expected portfolio repositioning and related transaction costs in connection with purchases and sales of securities for each Reorganization is included in the Synopsis for your Target Fund.  Because any repositioning will occur following the Reorganizations, shareholders of the combined Fund (including Target Fund shareholders who receive shares in a Reorganization) will bear such costs.

Q.	I am the owner of a Variable Product issued by an insurance company. I am not a shareholder of the Target Funds. Why am I being asked to vote on proposals for Fund shareholders?
A.
Shares of beneficial interests of Sentinel Funds are currently sold only to Participating Insurance Companies. You have previously directed your insurance company to invest money in your Variable Product in subaccounts that invest directly in one or multiple Target Funds.  You are not the “shareholder”; rather, the Participating Insurance Company that issued your Variable Product is the shareholder.  However, you have the right to instruct the insurance company on how to vote the Target Fund shares that correspond to your investment through the subaccounts in your Variable Product.  In accordance with its view of present applicable law, each insurance company will vote its shares in accordance with instructions received from persons having a voting interest in the variable account.  The enclosed Joint Proxy Statement/Prospectus is being used to solicit voting instructions from you and other owners of Variable Products.  All persons entitled to direct the voting of shares of a Target Fund, whether or not they are shareholders, are described as voting for purposes of the Joint Proxy Statement/Prospectus.

Q.	What is the required vote to approve each Reorganization?
A.
In order to take action at the Special Meeting, a “quorum” of shareholders of a Target Fund must be present.  Holders of more than  30% of the total number of votes of the Target Fund entitled to be cast, present in person or by proxy, constitutes a quorum for the purpose of voting on the proposal to approve the Reorganization and for the purpose of transacting any other business which may come before the meeting.  Approval of the Reorganizations requires the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the security holders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.  A specified percentage of the outstanding voting securities of a company means such amount of its outstanding voting securities as entitles the holder or holders thereof to cast said specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such company are entitled to cast.

Q.	What will happen if shareholders of one or more Target Funds do not approve the Reorganization or the Transaction is not completed?
A.
If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and the Board of Trustees of Sentinel Funds will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund.  The closing of each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of all conditions under the Plan and with respect to the closing of the Transaction, which include, among other conditions, that shareholder approvals be obtained for Reorganizations of Target Funds and certain other mutual funds advised by Sentinel representing, at closing, a specified amount of assets under management, as agreed by Sentinel and Touchstone Advisors. If this and any other closing conditions are not met, then Touchstone Advisors is not obligated to close the Transaction, and absent a waiver from Touchstone Advisors, none of the Reorganizations would be consummated.  In that event, the Board of Trustees of Sentinel Funds will consider other possible courses of action for the Target Funds.

Q.	When will the Reorganizations occur?
A.	The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.
Q.	Whom should I contact for more information?

A.	You can contact the proxy solicitor for the Reorganizations, Broadridge Financial Solutions, Inc., at 1.855.928.4492.

SYNOPSIS:  REORGANIZATION OF SENTINEL VARIABLE PRODUCTS BALANCED FUND INTO TOUCHSTONE BALANCED FUND

After the Reorganization, what shares will I own?

As Contract Owners that own units of the subaccount that invests in the Sentinel Variable Products Balanced Fund, you will own units of a subaccount that invests in shares of Touchstone Balanced Fund.  The new shares a Target Fund shareholder receives will have the same total value as the shares of such Target Fund held by the shareholder as of the close of business of the New York Stock Exchange (“NYSE”) on the closing date of such Target Fund’s Reorganization. We anticipate that your insurance company will ensure that the units you receive as a result of the Reorganization will have the same total value as the units you held as of the close of business of the NYSE on the closing date.

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Target Fund.  Please note that shares of the Target Fund can be purchased only by insurance company separate accounts.  You invested indirectly in the Target Fund through a subaccount available in your Variable Product that invests in the Target Fund.  The fees and expenses do not reflect the costs of the Variable Product.  The tables below also show the pro forma fees and expenses that you may pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Acquiring Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown.  Expenses for the Sentinel Variable Products Balanced Fund are based on the operating expenses incurred as for the fiscal year ended December 31, 2016.  The pro forma fees and expenses for the Touchstone Balanced Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended December 31, 2016.

SHAREHOLDER FEES (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)
Sentinel Variable Products Balanced Fund	None	None
Touchstone Balanced Fund	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund Pro Forma
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.33%	0.52%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	0.90%	1.09%
Fee Waiver and/or Expense Reimbursement	(0.03)%(3)	(0.22)%(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.87%
(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended December 31, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses), on an annualized basis, to 0.85% of average daily net assets through April 30, 2018.  This agreement may be terminated with respect to the Target Fund upon 90 days' notice by a majority of the non-interested Trustees of the Board of Trustees of Sentinel Funds. Additional information regarding these expense limits is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”  Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(4)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees and/or reimburse certain expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transaction and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit total annual fund operating expenses of the Acquiring Fund to the total annual fund operating expenses of the corresponding Target Fund (net of fee waivers of the Target Fund) for the fiscal year ended December 31, 2016 and such agreement will remain in effect for at least two years following the closing of the Reorganization. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Acquiring Trust, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization.  Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Funds are not reflected in the example below, and if reflected, the overall expenses would be higher.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return, that operating expenses (before fee waivers and expense reimbursements) remain the same, that the expense limitation agreement for the Target Fund will remain in place for one year, and that the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sentinel Variable Products Balanced Fund	$89	$284	$496	$1,105
Touchstone Balanced Fund Pro Forma	$89	$302	$557	$1,288

How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance.  Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Target Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown.  The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.

Best Quarter: Second Quarter, 2009 11.76%	Worst Quarter: Fourth Quarter, 2008 -13.35%

The Sentinel Variable Products Balanced Fund’s calendar year-to-date total return for shares as of June 30, 2017 was 6.37%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Sentinel Variable Products Balanced Fund	7.42%	8.95%	6.02%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index (2) (reflects no deduction for taxes or certain expenses)	2.65%	2.23%	4.34%

(1)	The S&P 500® Index is a is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund compares its performance to this index because the Fund's investment strategy may include investments in the asset classes that comprise the index.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Variable Products Balanced Fund and the Touchstone Balanced Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

The investment goal of the Sentinel Variable Products Balanced Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Balanced Fund is non-fundamental, and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval.  Shareholders of the Touchstone Balanced Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Variable Products Balanced Fund and the Touchstone Balanced Fund have generally similar principal investment strategies, there are certain key differences.  The Sentinel Variable Products Balanced Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities but uses a flexible asset allocation approach so that the allocation of the Fund’s assets between these asset classes may change over time.  In contrast, the Touchstone Balanced Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.  In addition, the Touchstone Balanced Fund may invest a greater portion of its assets (30%) in non-investment-grade debt securities than the Sentinel Variable Products Balanced Fund (20%).  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

	Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Differences
Investment Goal(s):	The Fund seeks capital appreciation and current income.	The Fund seeks capital appreciation and current income.	None.

Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Differences
Principal Investment Strategy:
The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. When determining this percentage, equity securities include related securities such as convertible bonds and/or preferred stocks.

The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

Each Fund invests primarily in fixed-income and equity securities. The Target Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. The Acquiring Fund expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

Credit Quality:
The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB). No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s) (i.e., “junk bonds”).

The Fund invests primarily in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (i.e., “junk bonds”).

No more than 20% of the Target Fund’s total assets may be invested in lower-quality bonds, while the Acquiring Fund may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities.

Issuer Size:	—	With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	The Acquiring Fund primarily invests in issuers having a market capitalization above $5 billion. The Target Fund has no stated policy with respect to market capitalization of issuers.

Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Differences
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.
Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

The Target Fund may invest without limitation in foreign securities. The Acquiring Fund may invest up to 35% of its equity sleeve in securities of foreign issuers and may also invest in emerging markets.

Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest in any economic sector and at times it may emphasize one or more particular sectors.	—
The Target Fund may invest up to 25% of its assets in a single industry and may emphasize one or more particular sectors. The Acquiring Fund has no stated policy with respect to investments in a single sector.

Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Differences
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors, credit default swaps and credit indices) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.
The Fund may also invest in mortgage dollar-roll transactions and repurchase agreements.

The Fund may invest in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.  These investments may be used to gain market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
The Fund may also invest in mortgage dollar-roll transactions and reverse repurchase agreements.

While there are certain differences,  each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage while the Acquiring Fund’s use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.	The Fund may also invest in derivatives to hedge market exposure.	While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	While there are certain differences, each Fund may engage in active trading.

Additional Information About the Funds’ Principal Investment Policies

Target Fund.  Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

With respect to the Target Fund’s investments in bonds, the Fund may make unlimited investments in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”).  While the original maximum life of a MBS considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to MBS holder along with regularly scheduled minimum repayments of principal and payments of interest.

With respect to the Target Fund’s investments in equities, Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.  The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction.  A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Acquiring Fund.  The Acquiring Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities.  The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of this Joint Proxy Statement/Prospectus.

Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.  Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The Fund may also invest in equity securities of emerging market countries.

With respect to fixed-income, the Fund will investment primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.  Fort Washington Investment Advisors, Inc. (“Fort Washington” or the “Sub-Advisor”), the Fund's sub-advisor, will primarily invest in investment-grade debt securities, but may invest up to 30% of the Fund's fixed-income sleeve in non-investment-grade debt securities rated as low as B by a NRSRO.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Fund may engage in frequent and active trading as part of its principal investment strategies.  Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

The Sub-Advisor, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, equity securities (stock market) risk, fixed-income securities risk, foreign securities risk, portfolio turnover risk and sector focus risk.  An investment in the Sentinel Variable Products Balanced Fund is also subject to asset allocation risk, investment style risk and TBA securities risk.  An investment in the Touchstone Balanced Fund is also subject to leverage risk and management risk, as well as  additional fixed-income securities risks including non-investment grade debt securities risk and additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Variable Products Balanced Fund. The portfolio manager of Sentinel Variable Products Balanced Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington, an affiliate of Touchstone Advisors, will serve as the Sub-Advisor to Touchstone Balanced Fund.   The portfolio managers of Touchstone Balanced Fund are James Wilhelm, Timothy Policinski and Daniel J. Carter.  For additional information regarding Touchstone Advisors, Fort Washington and the portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Manager.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund’s performance.  During the fiscal year ended December 31, 2016, the Target Fund’s portfolio turnover rate was 30%.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund  may be different from the portfolio turnover rate of the Target Fund due to the Touchstone Balanced Fund having a different portfolio management team and certain differences in investment strategies.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  Any capital gains realized as a result of the repositioning are not expected to be taxable for federal income tax purposes to Contract Owners.  However, the Acquiring Fund will bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund's portfolio as of March 31, 2017, the resulting brokerage commissions would be expected to total approximately $6,660 in the aggregate, or $0.005 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund's portfolio had been repositioned as of March 31, 2017, the resulting brokerage cost estimate would be reduced by half, to $0.003 per share. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL VARIABLE PRODUCTS COMMON STOCK FUND INTO TOUCHSTONE COMMON STOCK FUND

After the Reorganization, what shares will I own?

As Contract Owners that own units of the subaccount that invests in the Sentinel Variable Products Common Stock Fund, you will own units of a subaccount that invests in shares of Touchstone Common Stock Fund.  The new shares a Target Fund shareholder receives will have the same total value as the shares of such Target Fund held by the shareholder as of the close of business of the NYSE on the closing date of such Target Fund’s Reorganization. We anticipate that your insurance company will ensure that the units you receive as a result of the Reorganization will have the same total value as the units you held as of the close of business of the NYSE on the closing date.

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Target Fund.  Please note that shares of the Target Fund can be purchased only by insurance company separate accounts.  You invested indirectly in the Target Fund through a subaccount available in your Variable Product that invests in the Target Fund.  The fees and expenses do not reflect the costs of the Variable Product.  The tables below also show the pro forma fees and expenses that you may pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Acquiring Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown.  Expenses for the Sentinel Variable Products Common Stock Fund are based on the operating expenses incurred for the fiscal year ended December 31, 2016.  The pro forma fees and expenses for the Touchstone Common Stock Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended December 31, 2016.

SHAREHOLDER FEES (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)
Sentinel Variable Products Common Stock Fund	None	None
Touchstone Common Stock Fund	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund Pro Forma
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.23%	0.22%(1)
Total Annual Fund Operating Expenses	0.73%	0.72%
Fee Waiver and/or Expense Reimbursement	None	None(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.72%
(1)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended December 31, 2016.
(2)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees and/or reimburse certain expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transaction and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit total annual fund operating expenses of the Acquiring Fund to the total annual fund operating expenses of the corresponding Target Fund (net of fee waivers of the Target Fund) for the fiscal year ended December 31, 2016 and such agreement will remain in effect for at least two years following the closing of the Reorganization. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Acquiring Trust, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization.  Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Funds are not reflected in the example below, and if reflected, the overall expenses would be higher.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return, that operating expenses (before fee waivers and expense reimbursements) remain the same and that the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sentinel Variable Products Common Stock Fund	$75	$233	$406	$906
Touchstone Common Stock Fund Pro Forma	$74	$230	$401	$894

 How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance.  Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Target Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown.  The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.

Best Quarter: Second Quarter, 2009 17.21%	Worst Quarter: Fourth Quarter, 2008 -20.36%

The Sentinel Variable Products Common Stock Fund’s calendar year-to-date total return for shares as of June 30, 2017 was 10.05%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Sentinel Variable Products Common Stock Fund	11.26%	13.27%	7.59%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

(1)	The S&P 500® Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

 How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Variable Products Common Stock Fund and the Touchstone Common Stock Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

The investment goal of the Sentinel Variable Products Common Stock Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Common Stock Fund is non-fundamental, and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval. Shareholders of the Touchstone Common Stock Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Variable Products Common Stock Fund is classified as diversified under the 1940 Act, the Touchstone Common Stock Fund is classified as non-diversified and may invest a significant percentage of its assets in a small number of issuers. While the 1940 Act requires a shareholder vote for a fund to change its classification from diversified to non-diversified, no shareholder vote is required for a fund to change its classification from non-diversified to diversified. Accordingly, the Board of Trustees of the Acquiring Trust would be permitted to change the classification of the Touchstone Common Stock Fund to that of a diversified fund without shareholder approval.

	Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund	Differences
Investment Goal(s):	The Fund seeks a combination of capital appreciation and income.	The Fund seeks capital appreciation.	While each Fund’s investment goal includes capital appreciation, the Target Fund’s investment goal also includes income.
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in common stocks.	The Fund invests, under normal market conditions, at least 80% of its assets in equity securities.	None.
Diversification:	Diversified.	Non-Diversified.
The Target Fund is a diversified fund while the Acquiring Fund is a non-diversified fund.  As a result, the Acquiring Fund may invest a significant percentage of its assets in a small number of issuers.

Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund	Differences
Issuer Size:	The Fund typically invests in common stocks of companies above $5 billion in market capitalization.	The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	Each Fund invests typically or primarily in issuers having a market capitalization above $5 billion.
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.
The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The Fund may also invest in securities of emerging market countries.
The Target Fund may invest without limitation in foreign securities. The Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers and may also invest in emerging markets.
Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	—
The Target Fund may invest up to 25% of its assets in securities within a single industry and may emphasize one or more particular sectors. The Acquiring Fund has no stated policy with respect to investments in particular industries or sectors.

Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund	Differences
Derivatives and Other Instruments:	The Fund may use derivative instruments (e.g., futures and options contracts) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.	—	The Target Fund may utilize derivatives whereas the Acquiring Fund does not expect to invest in derivatives.
Hedging:	The Fund may also use derivatives for hedging purposes. The Fund is not required to use hedging and may choose not to do so.	—	The Target Fund may utilize derivatives to hedge market exposure whereas the Acquiring Fund has no stated policy with respect to derivatives.

Additional Information About the Funds’ Principal Investment Policies

Target Fund.  The Target Fund invests mainly in a diverse group of common stocks of well-established companies, typically over $5 billion in market capitalization, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to meet redemptions.

Acquiring Fund.  The Acquiring Fund invests, under normal market conditions, at least 80% of its assets in equity securities. The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock.  These securities may be listed on an exchange or traded over-the-counter.

In selecting securities for the Fund, the Acquiring Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Acquiring Fund will generally hold 25 to 40 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

The Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The Fund may also invest in securities of emerging market countries.

The Acquiring Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Acquiring Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

 How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk and sector focus risk.  An investment in the Sentinel Variable Products Common Stock Fund is also subject to investment style risk.  An investment in the Touchstone Common Stock Fund is also subject to management risk and non-diversification risk, as well as additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Variable Products Common Stock Fund.  The portfolio manager of Sentinel Variable Products Common Stock Fund is Hilary Roper.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington, an affiliate of Touchstone Advisors, will serve as the sub-advisor to Touchstone Common Stock Fund.   The portfolio manager of Touchstone Common Stock Fund is James Wilhelm.  For additional information regarding Touchstone Advisors, Fort Washington and the portfolio manager listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Manager.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund’s performance.  During the fiscal year ended December 31, 2016, the Target Fund’s portfolio turnover rate was 6%.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund may be different from the portfolio turnover rate of the Target Fund due to the Touchstone Common Stock Fund having a different portfolio management team and certain differences in investment strategies.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  Any capital gains realized as a result of the repositioning are not expected to be taxable for federal income tax purposes to Contract Owners.  However, the Acquiring Fund will bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund's portfolio as of March 31, 2017, the resulting brokerage commissions would be expected to total approximately $30,713 in the aggregate, or $0.003 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund's portfolio had been repositioned as of March 31, 2017, the resulting brokerage cost estimate would be reduced by half, to $0.002 per share. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL VARIABLE PRODUCTS BOND FUND INTO TOUCHSTONE BOND FUND

After the Reorganization, what shares will I own?

As Contract Owners that own units of the subaccount that invests in the Sentinel Variable Products Bond Fund, you will own units of a subaccount that invests in shares of Touchstone Bond Fund.  The new shares a Target Fund shareholder receives will have the same total value as the shares of such Target Fund held by the shareholder as of the close of business of the NYSE on the closing date of such Target Fund’s Reorganization. We anticipate that your insurance company will ensure that the units you receive as a result of the Reorganization will have the same total value as the units you held as of the close of business of the NYSE on the closing date.

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Target Fund.  Please note that shares of the Target Fund can be purchased only by insurance company separate accounts.  You invested indirectly in the Target Fund through a subaccount available in your Variable Product that invests in the Target Fund.  The fees and expenses do not reflect the costs of the Variable Product.  The tables below also show the pro forma fees and expenses that you may pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Acquiring Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown.  Expenses for the Sentinel Variable Products Bond Fund are based on the operating expenses incurred for the fiscal year ended December 31, 2016.  The pro forma fees and expenses for the Touchstone Bond Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended December 31, 2016.

SHAREHOLDER FEES (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)
Sentinel Variable Products Bond Fund	None	None
Touchstone Bond Fund	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Sentinel Variable Products Bond Fund	Touchstone Bond Fund Pro Forma
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.27%	0.43%(1)
Acquired Fund Fees and Expenses(2)	0.03%	0.03%(1)
Total Annual Fund Operating Expenses	0.70%	0.86%
Fee Waiver and/or Expense Reimbursement	None	(0.16)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.70%
(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended December 31, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees and/or reimburse certain expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transaction and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit total annual fund operating expenses of the Acquiring Fund to the total annual fund operating expenses of the corresponding Target Fund (net of fee waivers of the Target Fund) for the fiscal year ended December 31, 2016 and such agreement will remain in effect for at least two years following the closing of the Reorganization. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Acquiring Trust, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization.  Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Funds are not reflected in the example below, and if reflected, the overall expenses would be higher.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return, that operating expenses (before fee waivers and expense reimbursements) remain the same and that the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sentinel Variable Products Bond Fund	$72	$224	$390	$871
Touchstone Bond Fund Pro Forma	$72	$242	$445	$1,030

 How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance.  Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Target Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown.  The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.

Best Quarter: Second Quarter, 2009 5.93%	Worst Quarter: Second Quarter, 2013 -2.78%

The Sentinel Variable Products Bond Fund’s calendar year-to-date total return for shares as of June 30, 2017 was 2.16%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Sentinel Variable Products Bond Fund	0.81%	1.91%	4.50%
Bloomberg Barclays US Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

(1)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund compares its performance to this index because the Fund's investment strategy may include investments in the asset classes that comprise the index.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Variable Products Bond Fund and the Touchstone Bond Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

The investment goal of the Sentinel Variable Products Bond Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Bond Fund is non-fundamental, and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval. Shareholders of the Touchstone Bond Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Variable Products Bond Fund and the Touchstone Bond Fund have generally similar principal investment goals and strategies, there are certain key differences.  While both Funds seek high current income, the Touchstone Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  The Touchstone Bond Fund, unlike the Sentinel Variable Products Bond Fund, also has a secondary investment goal of capital appreciation.  In addition, the Touchstone Bond Fund may invest a greater portion of its assets (30%) in non-investment-grade debt securities than the Sentinel Variable Products Bond Fund (20%).  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

	Sentinel Variable Products Bond Fund	Touchstone Bond Fund	Differences
Investment Goal(s):	The Fund seeks high current income.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
The Target Fund seeks high current income. The Acquiring Fund has a primary goal of providing a high level of current income consistent with the preservation of capital, with capital appreciation as a secondary goal.  Because of the differences between the Funds’ investment goals and the ability of the Acquiring Fund to allocate a greater portion of assets to non-investment-grade debt securities, the Funds may have different risk profiles.

Principal Investment Strategy:
At least 80% of the Fund’s assets will normally be invested in corporate bonds, U.S. government debt securities, including mortgage-backed securities and dollar roll transactions, Canadian government debt securities and debt obligations of domestic banks or bank holding companies.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds.  Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.

Each Fund will normally invest at least 80% of its assets in various corporate and government bonds. In addition, the Target Fund has a stated investment strategy that includes derivatives related to such securities.

	Sentinel Variable Products Bond Fund	Touchstone Bond Fund	Differences
Credit Quality:	The Fund invests primarily in investment-grade bonds. The Fund may invest no more than 20% of its assets in below investment-grade bonds (i.e., “junk bonds”).
The Fund primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities rated as low as B by a NRSRO (i.e., “junk bonds”).

The Target Fund may invest up to 20% of its assets in below investment-grade bonds. The Acquiring Fund may invest up to 30% of its assets in non-investment-grade debt securities.  As of June 30, 2017, the Target Fund held 2.6% of its assets in non-investment grade debt securities.

Non-U.S. Investments:	The Fund may invest in debt securities issued or guaranteed by Canadian governmental entities.
The Fund may invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.

The Target Fund may invest in debt securities of Canadian governmental entities whereas the Acquiring Fund may invest in foreign-issued debt securities and has a stated limitation on such investments equal to 20% of its total assets.  As of June 30, 2017, the Target Fund held 4.5% of its assets in non-U.S. debt securities.

Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry.	—	The Target Fund may invest up to 25% of its net assets in securities within a single industry. The Acquiring Fund has no stated policy with respect to investments in a single industry.

	Sentinel Variable Products Bond Fund	Touchstone Bond Fund	Differences
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors, credit default swaps and credit indices) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

The Fund may also invest in mortgage dollar-roll transactions and repurchase agreements.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.

While there are certain differences, each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage while the Acquiring Fund's use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.
The Fund may use mortgage dollar-roll transactions, reverse repurchase agreements and derivatives to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	Each Fund may engage in active trading.

Additional Information About the Funds’ Principal Investment Policies

Target Fund. The Target Fund invests mainly in investment grade bonds. The Target Fund normally invests exclusively in fixed-income securities, which may from time to time include related derivatives.

With respect to the Target Fund’s investments in bonds, the Fund may make unlimited investments in U.S. government MBS issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). While the original maximum life of a MBS considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the MBS holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Acquiring Fund. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in bonds. This is a non-fundamental investment policy that the Acquiring Fund can change upon 60 days’ prior notice to shareholders. In deciding what securities to buy and sell for the Acquiring Fund, Fort Washington, the Acquiring Fund’s sub-advisor, will analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Acquiring Fund’s portfolio. Fort Washington follows a disciplined sector allocation process in order to build a diversified portfolio of investments.

In building the Acquiring Fund’s portfolio, the Sub-Advisor primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities rated as low as B by a NRSRO. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative. The Acquiring Fund may also invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.

Additionally, in order to implement its investment strategy, the Acquiring Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, fixed-income securities risk including non-investment-grade securities risk and portfolio turnover risk. An investment in the Sentinel Variable Products Bond Fund is also subject to TBA securities risk. An investment in the Touchstone Bond Fund is also subject to additional fixed-income securities risks including emerging markets risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Variable Products Bond Fund. The portfolio manager of Sentinel Variable Products Bond Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington, an affiliate of Touchstone Advisors, will serve as the sub-advisor to Touchstone Bond Fund. The portfolio managers of Touchstone Bond Fund are Daniel J. Carter and Timothy J. Policinski. For additional information regarding Touchstone Advisors, Fort Washington and the portfolio manager listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Manager.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund’s performance. During the fiscal year ended December 31, 2016, the Target Fund’s portfolio turnover rate was 197%. The Acquiring Fund will not commence operations until the consummation of the Reorganization. The portfolio turnover rate of the Acquiring Fund may be different from the portfolio turnover rate of the Target Fund due to the Touchstone Bond Fund having a different portfolio management team and certain differences in investment strategies.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. Any capital gains realized as a result of the repositioning are not expected to be taxable for federal income tax purposes to Contract Owners. However, the Acquiring Fund will bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting brokerage commissions, spreads and other transaction costs would be expected to total approximately $38,833 in the aggregate, or $0.007 per share, based on average transaction costs of the Fund. Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting transaction cost estimate would be reduced by half, to $0.004 per share. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS: REORGANIZATION OF SENTINEL VARIABLE PRODUCTS SMALL
COMPANY FUND INTO TOUCHSTONE SMALL COMPANY FUND

After the Reorganization, what shares will I own?

As Contract Owners that own units of the subaccount that invests in the Sentinel Variable Products Small Company Fund, you will own units of a subaccount that invests in shares of Touchstone Small Company Fund. The new shares a Target Fund shareholder receives will have the same total value as the shares of such Target Fund held by the shareholder as of the close of business of the NYSE on the closing date of such Target Fund’s Reorganization. We anticipate that your insurance company will ensure that the units you receive as a result of the Reorganization will have the same total value as the units you held as of the close of business of the NYSE on the closing date.

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Target Fund. Please note that shares of the Target Fund can be purchased only by insurance company separate accounts. You invested indirectly in the Target Fund through a subaccount available in your Variable Product that invests in the Target Fund. The fees and expenses do not reflect the costs of the Variable Product. The tables below also show the pro forma fees and expenses that you may pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of the Acquiring Fund after giving effect to the Reorganization. The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown. Expenses for the Sentinel Variable Products Small Company Fund are based on the operating expenses incurred for the fiscal year ended December 31, 2016. The pro forma fees and expenses for the Touchstone Small Company Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended December 31, 2016.

SHAREHOLDER FEES (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)
Sentinel Variable Products Small Company Fund	None	None
Touchstone Small Company Fund	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund Pro Forma
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.29%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	0.77%	0.80%
Fee Waiver and/or Expense Reimbursement	None	(0.03)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	0.77%
(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended December 31, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees and/or reimburse certain expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transaction and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit total annual fund operating expenses of the Acquiring Fund to the total annual fund operating expenses of the corresponding Target Fund (net of fee waivers of the Target Fund) for the fiscal year ended December 31, 2016 and such agreement will remain in effect for at least two years following the closing of the Reorganization. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Acquiring Trust, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Funds are not reflected in the example below, and if reflected, the overall expenses would be higher. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return, that operating expenses (before fee waivers and expense reimbursements) remain the same and that the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sentinel Variable Products Small Company Fund	$79	$246	$428	$954
Touchstone Small Company Fund Pro Forma	$79	$249	$438	$984

How do the performance records of the Target Fund and the Acquiring Fund compare?

The Acquiring Fund has no performance history. The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history. The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Target Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.

Best Quarter: Third Quarter, 2009 16.27%	Worst Quarter: Fourth Quarter, 2008 -24.27%

The Sentinel Variable Products Small Compay Fund’s calendar year-to-date total return for shares as of June 30, 2017 was 9.43%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Sentinel Variable Products Small Company Fund	20.23%	13.70%	8.52%
Russell 2000® Index (1) (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%

(1)	The Russell 2000® Index is an unmanaged index of approximately 2000 small-cap companies within the U.S. equity universe. An investment cannot be made in an index.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Variable Products Small Company Fund and the Touchstone Small Company Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.

The investment goal of the Sentinel Variable Products Small Company Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. The investment goal of the Touchstone Small Company Fund is non-fundamental, and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval. Shareholders of the Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund	Differences
Investment Goal(s):	The Fund seeks growth of capital.	The Fund seeks growth of capital.	None.
Principal Investment Strategy:
The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.
None.

	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund	Differences
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	None.
Sector or Industry Focus:
Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.
None.
Derivatives and Other Instruments:	The Fund may use derivative instruments (e.g., futures and options contracts) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund may also invest in repurchase agreements.	—	The Target Fund may invest in a broad range of derivatives whereas the Acquiring Fund does not expect to invest in derivatives.

	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund	Differences
Hedging:	The Fund may also use derivatives for hedging purposes. The Fund is not required to use hedging and may choose not to do so.	—	The Target Fund may utilize derivatives to hedge market exposure whereas the Acquiring Fund does not expect to invest in derivatives.

Additional Information About the Funds’ Principal Investment Policies

Target Fund. The Target Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Target Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Target Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

The Target Fund’s policy is to avoid short-term trading, however, the Target Fund may sell a security without regard to its holding period if it’s in the best interests of the Target Fund to do so. The Target Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

Acquiring Fund. The Acquiring Fund normally invests at least 80% of its assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion. For these purposes the market cap is determined at the time of purchase. The Fund seeks to invest primarily in common stocks of small companies that Fort Washington, the Fund’s sub-advisor, believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Acquiring Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

At times the Acquiring Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Acquiring Fund would typically sell a security if the portfolio manager believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio manager’s company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk including small cap risk, foreign securities risk and sector focus risk. An investment in the Sentinel Variable Products Small Company Fund is also subject to illiquid securities risk and investment style risk. An investment in the Touchstone Small Company Fund is also subject to management risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganizations?

Sentinel is the investment advisor to Sentinel Variable Products Small Company Fund. The portfolio manager of Sentinel Variable Products Small Company Fund is Jason Ronovech.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington, an affiliate of Touchstone Advisors, will serve as the sub-advisor to Touchstone Small Company Fund. Mr. Ronovech is expected to remain as the portfolio manager of the Fund as an employee of Fort Washington. For additional information regarding Touchstone Advisors, Fort Washington and the portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Manager.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund’s performance. During the fiscal year ended December 31, 2016, the Target Fund’s portfolio turnover rate was 68%. The Acquiring Fund will not commence operations until the consummation of the Reorganization, but its portfolio turnover rate is expected to be similar to the Target Fund in light of the continuity of portfolio management.

Will there be any repositioning of the portfolio after the Reorganization?

In light of the continuity of portfolio management, there is not expected to be any material repositioning of the Fund’s portfolio after the Reorganization (less than 5% of the assets of the Fund). In addition, the Target Fund before the Reorganization and the Acquiring Fund after the Reorganization may buy and sell portfolio securities in the ordinary course consistent with their respective investment strategies.

COMPARISON OF PRINCIPAL RISKS

Each Target Fund and corresponding Acquiring Fund have similar, but not identical risks. The principal risks applicable to each Fund are summarized below. The Sentinel Funds and Touchstone Funds are separate fund complexes with different historical disclosure practices. Accordingly, certain differences between the Target Funds and Acquiring Funds are attributable primarily to differing historical practices. The table below is not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles. Shareholders should instead refer to the narrative descriptions of the Funds’ principal risks that follow the table below.

FUNDS
Principal Risk	Sentinel Variable Products Bond Fund	Touchstone Bond Fund	Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund
Asset Allocation Risk			✓
Derivatives Risk	✓	✓	✓	✓
• Forward Currency Exchange Contract Risk	✓	✓	✓	✓
• Futures Contract Risk	✓	✓	✓	✓
• Options Risk	✓	✓	✓	✓
• Swap Agreements Risk	✓	✓	✓	✓
Equity Securities (Stock Market) Risk			✓	✓	✓	✓	✓	✓
• Large Cap Risk				✓		✓
• Small Cap Risk							✓	✓
Fixed-Income Securities Risk	✓	✓	✓	✓
• Asset-Backed Securities Risk		✓
• Credit Risk	✓	✓	✓	✓
• Government (including U.S. Government Agency) Securities Risk	✓	✓	✓	✓
• Interest Rate Risk	✓	✓	✓	✓
• Investment-Grade Debt Securities Risk		✓
• Mortgage-Backed Securities Risk	✓	✓	✓	✓
• Non-Investment-Grade Debt Securities Risk	✓	✓		✓
Foreign Securities Risk		✓	✓	✓	✓	✓	✓	✓
• Depositary Receipts Risk			✓	✓	✓	✓
• Emerging Markets Risk		✓		✓		✓
• Sovereign Debt Risk				✓
Illiquid Securities Risk							✓

FUNDS
Principal Risk	Sentinel Variable Products Bond Fund	Touchstone Bond Fund	Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund	Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund
Investment Style Risk			✓		✓		✓
Leverage Risk				✓
Management Risk				✓		✓		✓
Non-Diversification Risk						✓
Portfolio Turnover Risk	✓	✓	✓	✓
Sector Focus Risk			✓	✓	✓	✓	✓	✓
To-Be-Announced (“TBA”) Securities Risk	✓		✓

Asset Allocation Risk: The Fund’s allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Derivatives Risk: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates. Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage. The use of derivatives for hedging purposes may result in losses that partially or completely offset gains in portfolio positions. Using derivatives can increase the volatility of the Fund’s share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses. The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

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Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities (Stock Market) Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed-Income Securities Risk: The market value of fixed-income securities changes in response to fluctuations in interest rates and other factors. During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Duration is a measure of the sensitivity of the security’s price to changes in interest rates. Generally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the Fund will be to changes in interest rates.

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Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to Funds that invest a significant amount of their assets in non-investment grade (or “junk”) bonds or lower-rated securities because the issuers of these securities are generally viewed as having a more limited capacity to pay principal and interest when due, as a result of higher leverage or otherwise, than issuers of investment grade securities.

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Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. The price of debt securities is generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features, of a security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

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Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

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Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Non-investment-grade debt securities can also be more difficult to sell for good value. These securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

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U.S. Government Agency Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union. In June 2016, the United Kingdom held a referendum resulting in a vote in favor of the United Kingdom leaving the European Union. These circumstances and potential future developments could have a negative effect on the United Kingdom’s and other European countries’ economies and may result in greater volatility in global financial and currency markets.

•
Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•
Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Illiquid Securities: Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books. Current SEC guidance provides that open-end investment companies such as the Funds should limit their investments in illiquid securities to no more than 15% of net assets.

Investment Style Risk: The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

Leverage Risk: Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: A non-diversified Fund may invest a significant percentage of its assets in the securities of a single issuer or a limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company and the diversification of the assets of an insurance company separate account. Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more sensitive to economic, political or regulatory developments relating to the issuer or group of issuers in which it invests than a diversified fund. This may increase the volatility of the Fund’s investment performance.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.

Sector Focus Risk: The Fund may focus its investments in certain sectors. A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.

To-Be-Announced ("TBA") Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

Sentinel, the current investment advisor to the Target Funds, entered into a Purchase Agreement to sell its mutual fund asset management business to Touchstone Advisors, investment advisor to the Touchstone Funds (previously defined as the “Transaction”) in exchange for cash consideration, which is subject to adjustment if assets under management of the Target Funds fall below certain base asset levels established in the Purchase Agreement. The Purchase Agreement includes certain agreements by Touchstone Advisors relating to compliance with Section 15(f) of the 1940 Act.  The Board of Trustees of the Sentinel Funds was aware of these provisions but relied on its own analysis of all relevant factors in connection with its approval of the Reorganizations. Completion of the Transaction is subject to the satisfaction or waiver of certain conditions to the closing of the Transaction, including, among other conditions, that shareholder approvals be obtained for Reorganizations of Target Funds representing, at Closing (as defined below), a specified amount of assets under management, as agreed between Sentinel and Touchstone Advisors. By approving the Reorganization of each Target Fund into the applicable Acquiring Fund, shareholders of the Target Fund will have an opportunity to continue their investment in a fund that will be advised by Touchstone Advisors that will have investment goals and principal investment strategies similar to those of the Target Fund.  The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes.

Board of Trustees of Sentinel Funds Approval of the Reorganizations

The Board of Trustees of Sentinel Funds has determined that the participation by the Target Funds in the Reorganizations is in the best interests of each Target Fund and its shareholders, and has concluded that the interests of shareholders of each Target Fund will not be diluted as a result of the Reorganization of that Fund with the corresponding Acquiring Fund.  A fund resulting from the Reorganization is referred to as a “Combined Fund.”  The following sets forth in greater detail the steps taken by the Board in arriving at these conclusions.

During the third quarter of 2016, Sentinel advised the members of the Board of Trustees of Sentinel Funds (who also serve as directors of Sentinel Group Funds, Inc. (the “Group Funds”) a retail mutual fund complex also advised by Sentinel) that it was considering various strategic alternatives relating to its mutual fund advisory business. During this discussion, Sentinel reviewed the challenges in managing and expanding its mutual fund advisory business, including investors’ movements to index funds and other passive investments and changes in distribution practices that are impacting the mutual fund industry.  Sentinel indicated that no conclusions had been reached but that the review could result in a proposal to restructure the Sentinel Funds or to sell all or a portion of the complex to a third party.

At a meeting of the Board of Trustees of Sentinel Funds held jointly with the board of directors of Group Funds (the “Group Funds Board”) on December 7-8, 2016, Sentinel advised the Board of Trustees of Sentinel Funds and the Group Funds Board regarding developments in its review of strategic alternatives, including its intention to retain an investment banking firm to assist in this review.  Sentinel and the members of the Board of Trustees of Sentinel Funds who are not interested persons of the Sentinel Funds within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (such trustees being referred to as the “Sentinel Funds Independent Trustees”) agreed that any decision by the Sentinel Funds Independent Trustees impacting the Sentinel Funds or the relationship between the Sentinel Funds and Sentinel would be subject to review by such trustees in terms of whether the action was in the best interests of the Sentinel Funds and their shareholders.

To facilitate the review of actions under consideration by Sentinel, the Board of Trustees of Sentinel Funds and the Group Funds Board agreed at the joint meeting on December 7-8, 2016 that they would hold regular conference calls with management, so that management could provide updates on its review of various alternative actions.  The members of the Board of Trustees of Sentinel Funds and the Group Funds Board also designated one such member to take the lead on their behalf in reviewing proposals under consideration by Sentinel.  The Board of Trustees of Sentinel Funds and the Group Funds Board conducted a number of such conference calls during January and February, 2017, during which Sentinel and the boards discussed relevant issues relating to potential transactions that had been identified by Sentinel.  All requests by the Sentinel Funds Independent Trustees to Sentinel for information were promptly satisfied.

At a joint meeting of the Board of Trustees of Sentinel Funds and Group Funds Board held on March 8, 2017, Sentinel reported on the process senior management had undertaken in its review of strategic alternatives, the options that had been considered, the bids that had been received and the rationale for management’s focus on the proposal from Touchstone Advisors.  At that meeting, the Sentinel Funds Independent Trustees acting in their capacities as trustees of  Sentinel Funds and directors of the Group Funds, determined the process they would undertake in connection with their review of the proposed Transaction with Touchstone Advisors.  During the review by the Board of Trustees of Sentinel Funds and the Group Funds Board of the proposed Reorganizations, two Sentinel Funds Independent Trustees traveled to meet with Touchstone Advisors at its headquarters in Cincinnati, Ohio, meeting with senior management of Touchstone Advisors, the lead independent trustee of the Touchstone Funds and the Touchstone Funds’ chief compliance officer.  In addition, a due diligence review was undertaken by independent counsel for the Sentinel Funds and the Group Funds, and the results were reported to the Board of Trustees of Sentinel Funds and the Group Funds Board.

On April 7, 2017, a special meeting of the Board of Trustees of Sentinel Funds and the Group Funds Board was held in New York City to meet with senior management of Touchstone Advisors and portfolio management personnel of Fort Washington, the proposed sub-advisor to the Target Funds. At that meeting, representatives from Touchstone Advisors reviewed the organization’s history, its current resources, the Touchstone Funds’ relationships with their key service providers, and the structure of the compliance programs of Touchstone Advisors and the Touchstone Funds.  Representatives from the sub-advisors reviewed their respective investment strategies, portfolio management personnel, compliance programs and current resources.  During an executive session of that meeting, the members of the Board of Trustees of Sentinel Funds and the Group Funds Board who had met with Touchstone Advisors’ management in Cincinnati reviewed the substance of these meetings and all of the Sentinel Funds Independent Trustees discussed the proposed Reorganizations in detail.

At a joint meeting of the Board of Trustees of Sentinel Funds and the Group Funds Board held in New York City on April 24, 2017, Sentinel recommended that each of the Board of Trustees of Sentinel Funds and the Group Funds Board approve the Plans.  In connection with its recommendation, Sentinel again provided its rationale for proposing to exit the mutual fund industry, including business and mutual fund industry challenges, and provided an analysis of both its rationale for pursuing the Transaction and the Reorganizations, and the basis for its recommendation that the Board of Trustees of Sentinel Funds approve the Plans.  In its recommendation, Sentinel discussed the basis on which it believes the Reorganizations are in the best interests of each Fund and its shareholders.  At the conclusion of the meeting, based on its review of all factors deemed relevant, including those described below, the Board of Trustees of Sentinel Funds, including the Sentinel Funds Independent Trustees, unanimously determined that the Reorganizations are in the best interests of each Target Fund and its shareholders, and approved the terms and conditions of the Plans.

The Sentinel Funds Independent Trustees and the non-interested directors of the Group Funds met separately with the Funds’ independent counsel to review the proposed Reorganizations during the meetings identified above.  In connection with their review, the Sentinel Funds Independent Trustees requested and received additional information from Touchstone Advisors and Sentinel. The Sentinel Funds Independent Trustees also requested and obtained modification or clarification of certain terms and commitments relating to the Reorganizations that they believed were in the best interests of the Target Funds’ shareholders.

In considering the best interests of the Target Funds and their respective shareholders in relation to the proposed Reorganizations, the Board of Trustees of Sentinel Funds carefully considered, among other factors, the following:

(1)
the reputation, financial strength and resources of Touchstone Advisors and its parent company, Western & Southern Mutual Holding Company, and their express commitment to building their mutual fund advisory business;

(2)	that after the Reorganizations, each Acquiring Fund will be advised by Touchstone Advisors, and will be sub-advised by Fort Washington (as described in this Joint Proxy Statement/Prospectus);

(3)
that the manager of managers structure of the Touchstone Funds may be beneficial for shareholders of the Target Funds, noting that Touchstone Advisors has indicated that it has terminated and will terminate sub-advisory relationships, including affiliates, when appropriate, and that the ability to do so provides the opportunity to hire new or additional managers when appropriate;

(4)	the similarity and differences, if any, in the investment objectives, principal investment strategies and risks of each Target Fund and the corresponding Acquiring Fund;

(5)
that the existing portfolio management team of the Sentinel Variable Products Small Company Fund is expected, after the Reorganization, to be responsible for the day-to-day management of the corresponding Acquiring Fund, as employees of the sub-advisor to such Acquiring Fund;

(6)
the performance records of certain strategies that will be used by the proposed portfolio managers in managing the Acquiring Funds that are expected to acquire the Sentinel Variable Products Bond Fund, the Sentinel Variable Products Common Stock Fund and the Sentinel Variable Products Balanced Fund;

(7)
that the Target Funds’ shareholders will receive the same aggregate dollar value in shares of the Acquiring Fund as their Target Fund shares immediately prior to the Reorganizations and the Reorganizations will not result in any dilution in their interests;

(8)
the record of the proposed portfolio managers for the corresponding Acquiring Fund of the Sentinel Variable Products Common Stock Fund with respect to equity securities, and the record of the proposed portfolio managers for the corresponding Acquiring Fund for Sentinel Variable Products Balanced Fund with respect to equity and fixed income securities;

(9)
that Touchstone Advisors has agreed to provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of shares of each Combined Fund on an annualized basis to an amount that is equal to or lower than the total annual expense ratio of the corresponding Target Fund as of December 31, 2016 (after taking into account any Sentinel expense limitation agreement in effect at such time).  Without these expense limitations, the expense ratios of successors to three Target Funds, Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund and Sentinel Variable Products Small Company Fund, would be expected to increase following the Reorganizations;

(10)	that Sentinel and Touchstone Advisors or their affiliates will pay all direct expenses of the Funds in connection with the Reorganizations;

(11)	that each Reorganization is intended to be a tax-free reorganization for federal income tax purposes;

(12)	potential conflicts of interest, including the fact that Sentinel will receive financial consideration upon consummation of the Transaction; and

(13)	alternatives to the Reorganizations for the Sentinel Funds, including alternative acquirers and the potential liquidation of the Sentinel Funds.

The Board of Trustees of Sentinel Funds are also directors of Sentinel Group Funds, Inc. (“Sentinel Group Funds”), a registered investment company.  Proposals were made to the board of directors of Sentinel Group Funds for separate reorganizations of its series into new or existing funds organized by an affiliate of the Touchstone Funds.  The Board of Trustees of Sentinel Funds and the board of directors of Sentinel Group Funds considered the respective proposed reorganizations at the same meetings.  The board of directors of Sentinel Group Funds also approved the reorganization proposals.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan, a form of which is set forth in Exhibit A.  The Plan provides that all of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund solely in exchange for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan.  The Reorganizations are expected to close on October 13, 2017, or such other date as may be agreed upon by the parties (the “Closing Date”).

The Plan provides that the initial net asset value of each Acquiring Fund will be equal to the net asset value of the corresponding Target Fund as of the close of business on the NYSE on the Closing Date (the “Valuation Time”).  For each Reorganization, the Plan provides that the pricing of  shares and the computation of net asset values will be made in accordance with the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust  for regular use in pricing the shares and assets of the Acquiring Trust.  The parties will use commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences that may result from the application of the Acquiring Trust’s valuation policies and procedures to the assets of the Target Fund.  As of the date of this Joint Proxy Statement/Prospectus, the parties do not expect any material pricing differences to arise.  BNY Mellon Investment Servicing (US) Inc., the Acquiring Funds’ accounting agent, will compute the value of each Fund’s shares and investment portfolio.

With respect to each Reorganization, the Plan provides that, immediately after the closing of the Reorganization (the “Closing”), the Target Fund will distribute pro rata to its shareholders of record as of the time of such distribution the full and fractional shares of the Acquiring Fund received by the Target Fund pursuant to the Plan in complete liquidation of the Target Fund.  The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records.  Each account will represent the respective pro rata number of full and fractional shares of the applicable Acquiring Fund due a Target Fund shareholder.  All issued and outstanding shares of the Target Fund will be redeemed and cancelled on the books of the Target Fund.  The Plan provides that Sentinel Funds will take all necessary and appropriate steps to terminate the Target Fund promptly following the Closing and the making of such distributions.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Acquiring Fund shares of which this Joint Proxy Statement/Prospectus is a part, approval of the Plan by shareholders of the Target Fund and the satisfaction or waiver of the closing conditions to the Transaction, which include, among other conditions, that shareholder approvals be obtained for (i) Reorganizations of certain specified series of Sentinel Group Funds, Inc. and (ii) Reorganizations of the Target Funds and reorganizations of funds that are series of Sentinel Group Funds, Inc. representing, at Closing, a specified amount of assets under management, as agreed between Sentinel and Touchstone Advisors.  The Plan may be terminated (1) by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and Sentinel Funds, on behalf of the Target Fund or (2) at or prior to the Closing by either party (a) because of a breach by the other of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.  The Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Sentinel Funds.

Whether or not a Reorganization is consummated, Touchstone Advisors and Sentinel or their affiliates are obligated under the Plan to pay the direct expenses incurred by the Funds in connection with the Reorganization (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus.  These costs are estimated to be approximately $1.7 million.  The costs of the Reorganizations (other than transaction costs in connection with repositioning of the portfolios) will not be borne by the Funds or their shareholders.

Description of the Securities to be Issued

Shareholders of each Target Fund as of the Closing will receive full and fractional shares of the applicable Acquiring Fund in accordance with the terms of the Plan.  The shares of each Acquiring Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued.  Shares of the Acquiring Fund to be issued in each Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to Contract Owners.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

(i)           The transfer by the Target Fund of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, immediately followed by the pro rata distribution of all the shares of the Acquiring Fund so received by the Target Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

(iii)         No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)         No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)          The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(vi)         The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(vii)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)       The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquiring Fund, a Target Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a PFIC as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.  While it is unlikely a Fund holds stock in a foreign corporation classified as a PFIC, if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, it is likely the Contract Owners would effectively bear that cost.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS prevails in a challenge, or the courts determine, that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Regardless of the federal income tax status of the Reorganizations, the Reorganizations are not expected to be a taxable event for federal income tax purposes for Contract Owners, and any dividends or distributions declared by a Target Fund or an Acquiring Fund in connection with the Reorganizations generally will not be taxable for federal income tax purposes to Contract Owners as long as their Variable Products are treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code.  Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty.

If portfolio investments of a Target Fund are sold prior to that Target Fund’s Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale.

Although it is not expected to affect Contract Owners, the Acquiring Fund’s ability to use after the Reorganization the corresponding Target Fund’s and the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the applicable Funds at the time of the Reorganization.

As of December 31, 2016, the Target Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Target Funds	Capital Losses to be carried forward (no expiration)
Sentinel Variable Products Balanced Fund	None
Sentinel Variable Products Common Stock Fund	None
Sentinel Variable Products Bond Fund	$2,532,271
Sentinel Variable Products Small Company Fund	None

Any gain an Acquiring Fund realizes after its Reorganization, including any built-in gain realized on the sale of its corresponding Target Fund’s assets in connection with the repositioning of the Acquiring Fund’s portfolio after the Reorganization, will be distributed to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).

As of December 31, 2016, for U.S. federal income tax purposes, the Target Funds had net unrealized gains/losses per the table below. With respect to each Target Fund, these figures are likely to change prior to the Closing and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

Target Funds	Net Unrealized Gains (Losses)
Sentinel Variable Products Balanced Fund	$4,479,335
Sentinel Variable Products Common Stock Fund	$71,732,024
Sentinel Variable Products Bond Fund	($651,646)
Sentinel Variable Products Small Company Fund	$11,462,607

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice.  There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Pro Forma Capitalization

The following table sets forth, for each Reorganization, the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of December 31, 2016.  This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of an Acquiring Fund as of December 31, 2016 after giving effect to the applicable Reorganization. These numbers may differ as of the closing date of the applicable Reorganization.

Capitalization Table as of December 31, 2016 (Unaudited)
 Reorganization of Sentinel Variable Products Balanced Fund into Touchstone Balanced Fund

	Sentinel Variable Products Balanced Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Balanced Fund
Net assets	$15,998,117	None	$15,988,117
Shares outstanding	1,227,725	None	1,227,725
Net asset value per share	$13.02	None	$13.02

(1)	Touchstone Advisors and Sentinel or their respective affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

Capitalization Table as of December 31, 2016 (Unaudited)
 Reorganization of Sentinel Variable Products Bond Fund into Touchstone Bond Fund

	Sentinel Variable Products Bond Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Bond Fund
Net assets	$48,680,065	None	$48,680,065
Shares outstanding	5,257,895	None	5,257,895
Net asset value per share	$9.26	None	$9.26

(1)	Touchstone Advisors and Sentinel or their respective affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

Capitalization Table as of December 31, 2016 (Unaudited)
 Reorganization of Sentinel Variable Products Common Stock Fund into Touchstone Common Stock Fund

	Sentinel Variable Products Common Stock Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Common Stock Fund
Net assets	$149,237,795	None	$149,237,795
Shares outstanding	9,618,527	None	9,618,527
Net asset value per share	$15.52	None	$15.52

(1)	Touchstone Advisors and Sentinel or their respective affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

Capitalization Table as of December 31, 2016 (Unaudited)
 Reorganization of Sentinel Variable Products Small Company Fund into Touchstone Small Company Fund

	Sentinel Variable Products Small Company Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Small Company Fund
Net assets	$67,102,383	None	$67,102,383
Shares outstanding	4,940,612	None	4,940,612
Net asset value per share	$13.58	None	$13.58

(1)	Touchstone Advisors and Sentinel or their respective affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

THE FUNDS’ MANAGEMENT

Sentinel is the investment advisor to the Target Funds.  Following the Reorganizations, Touchstone Advisors serves as the investment advisor to the Acquiring Funds.  Touchstone Advisors employs Fort Washington as sub-advisor for each Acquiring Fund.

Investment Advisor

Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994.  As of June 30, 2017, Touchstone Advisors had approximately $14.3 billion in assets under management.  As the Acquiring Funds’ investment advisor, Touchstone Advisors reviews, supervises and administers the Acquiring Funds’ investment programs and also ensures compliance with the Acquiring Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Acquiring Fund’s sub-advisor(s), subject to approval by the Board of Trustees of the Acquiring Trust.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;
•	performance as compared to its peers or benchmark;
•	consistency of performance over 5 years or more;
•	level of compliance with investment rules and strategies;
•	employees, facilities and financial strength; and
•	quality of service.
Touchstone Advisors continually monitors each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with the sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees of the Acquiring Trust, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  An Acquiring Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Acquiring Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds in the Touchstone Funds.  Shareholders will be notified of any material changes in an Acquiring Fund’s sub-advisory arrangements.  Each Acquiring Fund has adopted the manager-of-managers structure and currently operates under the terms of the exemptive order.  After the Reorganizations, Touchstone Advisors and the Acquiring Trust will continue to rely on the manager-of-managers exemptive order.

Two or more sub-advisors may manage an Acquiring Fund from time to time, with each managing a portion of the Acquiring Fund’s assets.  If an Acquiring Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Acquiring Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is responsible for the operations of the Acquiring Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties.  For its services, Touchstone Advisors receives an investment advisory fee from each Acquiring Fund at an annualized rate based on the average daily net assets of the Acquiring Fund.  Touchstone Advisors, and not the Acquiring Funds, pays sub-advisory fees to Fort Washington from its advisory fee.

Additional Information

The Board of Trustees of the Acquiring Trust oversees generally the operations of the Acquiring Funds and the Acquiring Trust.  The Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Acquiring Funds’ investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Acquiring Funds.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

This Joint Proxy Statement/Prospectus provides information concerning the Acquiring Trust and the Acquiring Funds that you should consider in determining whether to invest in shares of the Acquiring Funds.  The Acquiring Funds may make changes to this information from time to time.  This Joint Proxy Statement/Prospectus, the SAI and any document filed as an exhibit to the Acquiring Trust’s registration statement of which these documents are a part, are not intended to, and do not, give rise to an agreement or contract between the Acquiring Trust or an Acquiring Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisor and Portfolio Managers

Sub-Advisor:  Fort Washington Investment Advisors, Inc.

303 Broadway, Suite 1200, Cincinnati, Ohio 45202

Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors (previously defined as “Fort Washington” or the “Sub-Advisor”), serves as sub-advisor to the Acquiring Funds set forth below following the Reorganizations.  As the Sub-Advisor, Fort Washington will make the daily decisions regarding buying and selling specific securities for each Acquiring Fund, according to the Acquiring Fund’s investment goals and strategies.  Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products.  As of March 31, 2017, Fort Washington managed approximately $49.7 billion in assets.

Touchstone Balanced Fund

Daniel J. Carter, CFA, began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  Mr. Carter has co-managed the Touchstone Balanced Fund since its inception in 2017.

Timothy J. Policinski, CFA, is a Managing Director and Senior Portfolio Manager.  Mr. Policinski has worked at Fort Washington since 2001.  Mr. Policinski has over 20 years of fixed income management experience.  He has co-managed the Touchstone Balanced Fund since its inception in 2017.

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002.  Mr. Wilhelm has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005.  He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015.  He has co-managed the Touchstone Balanced Fund since its inception in 2017.

Touchstone Bond Fund

Daniel J. Carter, CFA, began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  He has co-managed the Touchstone Bond Fund since its inception in 2017.

Timothy J. Policinski, CFA, CFA, is a Managing Director and Senior Portfolio Manager.  Mr. Policinski has worked at Fort Washington since 2001.  Mr. Policinski has over 20 years of fixed income management experience.  He has co-managed the Touchstone Bond Fund since its inception in 2017.

Touchstone Common Stock Fund

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002.  Mr. Wilhelm has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005.  He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015.  He has managed the Touchstone Common Stock Fund since its inception in 2017.

For a discussion of the “Prior Performance for Similar Accounts Managed by Fort Washington for the Touchstone Common Stock Fund,” see Exhibit D to this Joint Proxy Statement/Prospectus.

Touchstone Small Company Fund

Jason Ronovech, Mr. Ronovech is lead manager of the Sentinel Variable Products Small Company Fund and has co-managed the Fund since March 30, 2013.  He is expected to join Fort Washington upon the Closing of the Fund’s Reorganization and continue to manage the Touchstone Small Company Fund thereafter.

Investment Advisory Fees

Pursuant to investment advisory agreements, each of Sentinel and Touchstone Advisors, respectively, is entitled to receive a fee with respect to the average daily net assets of the Funds for which they act as investment advisor, which is paid monthly.  The advisory fees payable to Sentinel with respect to the Target Funds and to Touchstone Advisors with respect to the Acquiring Funds are set forth in the table below.  For each Acquiring Fund, Touchstone Advisors pays a sub-advisory fee to the Sub-Advisor from its advisory fee. The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets.

Target Fund		Acquiring Fund
Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)

Sentinel Variable Products Bond Fund		Touchstone Bond Fund
All Assets	0.40%	All Assets	0.40%

Sentinel Variable Products Balanced Fund		Touchstone Balanced Fund
All Assets	0.55%	All Assets	0.55%

Sentinel Variable Products Common Stock Fund		Touchstone Common Stock Fund
up to $200 million	0.50%	up to $200 million	0.50%
next $300 million	0.45%	next $300 million	0.45%
over $500 million	0.40%	over $500 million	0.40%

Sentinel Variable Products Small Company Fund		Touchstone Small Company Fund
up to $200 million	0.50%	up to $200 million	0.50%
next $300 million	0.45%	next $300 million	0.45%
over $500 million	0.40%	over $500 million	0.40%

The SAI provides additional information about the portfolio managers’ method of compensation and other accounts managed by each portfolio manager.  Because each Acquiring Fund will not commence operations until the consummation of the Reorganization of the corresponding Target Fund, none of the portfolio managers own shares of the Acquiring Funds as of the date of this Joint Proxy Statement/Prospectus.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees of Sentinel Funds’ approval of the Target Funds’ advisory agreement is included in the Sentinel Funds’ Annual Report for the fiscal year ended December 31, 2016 for the Target Funds.  A discussion of the basis for the Board of Trustees of the Acquiring Trust’s approval of the advisory agreement with Touchstone Advisors and sub-advisory agreement with Fort Washington will be included in the Acquiring Trust’s Semi-Annual Report dated June 30, 2017 for the Acquiring Funds.

Expense Limitation Agreement

Target Funds.  Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses) of the Sentinel Variable Products Balanced Fund, on an annualized basis, to 0.85% of average daily net assets through April 30, 2018.  This agreement may be terminated with respect to Sentinel Variable Products Balanced Fund upon 90 days' notice by a majority of the non-interested Trustees of the Board of Trustees of Sentinel Funds. Fees waived and expenses reimbursed by Sentinel prior to the Reorganization of the Sentinel Variable Products Balanced Fund may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

Acquiring Funds.  Touchstone Advisors has contractually agreed to waive the Acquiring Funds’ fees and reimburse fund expenses in order to limit the total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) of each Acquiring Fund offered hereby on an annualized basis, to an amount no greater than the net expense amounts of the corresponding Target Fund as of the fiscal year ended December 31, 2016 for two years following the Reorganization, as set forth in the table below.  Absent this expense limitation, the pro forma total annual fund operating expenses ratio of certain Acquiring Funds may be higher than the total annual fund operating expenses before any waivers and reimbursements of the corresponding Target Fund.  Such expense limits are set forth in the table below and will remain in place with respect to each Acquiring Fund for a period of two years from the Closing of the applicable Reorganization. The Acquiring Funds’ expenses may be higher following the expiration of the expense limitation agreement. Fees waived and expenses reimbursed by Touchstone Advisors pursuant to this expense limitation agreement may be recouped by Touchstone Advisors for up to three years from the date of waiver or reimbursement.

Target Fund	Expense Limit	Expiration of Expense Limitation	Corresponding Acquiring Fund	Expense Limit	Expiration of Expense Limitation
Sentinel Variable Products Balanced Fund	0.85%	April 30, 2018	Touchstone Balanced Fund	0.85%	—(1)
Sentinel Variable Products Bond Fund	None	—	Touchstone Bond Fund	0.67%	—(1)

Target Fund	Expense Limit	Expiration of Expense Limitation	Corresponding Acquiring Fund	Expense Limit	Expiration of Expense Limitation
Sentinel Variable Products Common Stock Fund	None	—	Touchstone Common Stock Fund	0.73%	—(1)
Sentinel Variable Products Small Company Fund	None	—	Touchstone Small Company Fund	0.76%	—(1)

(1)	For each Acquiring Fund, the expense limitation agreement will be in place for two years following the applicable Reorganization.

Other Service Providers

The Target Funds engage and the Acquiring Funds will engage the service providers set forth in the chart below.

	Target Funds’ Service Providers	Acquiring Funds’ Service Providers
Principal Underwriter	Sentinel Financial Services Company (“SFSC”)	Touchstone Securities, Inc.
Administrator	Sentinel Administrative Services, Inc.	Touchstone Advisors, Inc.
Sub-Administrator	—	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	Sentinel Administrative Services, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Ernst & Young LLP

Distribution Policy

Acquiring Funds.  Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Each Acquiring Fund intends to make distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

The Acquiring Funds offers a single class of shares.  Shares of the Acquiring Funds will be issued at net asset value upon consummation of the Reorganizations.

For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

Target Funds. Shareholders of a Target Fund will have dividends or distributions received from the corresponding Acquiring Fund reinvested in shares of the corresponding Acquiring Fund after the Reorganization.

Purchase and Redemption Procedures

Shares of the Funds described in this Joint Proxy Statement/Prospectus can be purchased by the insurance company that issued your Variable Product.   After the Reorganizations, you can invest indirectly in the Acquiring Funds through subaccounts available in your Variable Product that invest in the Acquiring Funds.  For the Target Funds, additional information concerning purchases and redemptions of shares, including how each Target Fund’s net asset value is determined, is contained in the section entitled “Purchasing and Selling Fund Shares” in the Fund’s prospectus.  For the Acquiring Funds, additional information concerning purchases and redemptions of shares, including how each Acquiring Fund’s net asset value is determined, is contained in the section entitled “Investing with Touchstone” in this Joint Proxy Statement/Prospectus.  The Funds reserve the right to reject any purchase order.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

Each Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include a Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or your Fund’s prospectus (in the case of the Acquiring Funds, when available).

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about the Target Funds’ governance structure is contained in its SAI and its governing documents, which are on file with the SEC.  Further information about the Acquiring Funds’ governance structure is contained in the SAI related to this Joint Proxy Statement/Prospectus and the Acquiring Funds’ governing document, which are on file with the SEC.

Organization and Governing Law.  The Target Funds are series of the Sentinel Funds and the Acquiring Funds are series of the Acquiring Trust (the Sentinel Funds and the Acquiring Trust are referred to herein as the “Trusts”).  The Sentinel Funds is a Delaware statutory trust and the Acquiring Trust is a Massachusetts business trust.  The Target Funds are governed by the Sentinel Funds’ Amended and Restated Declaration of Trust, and the Acquiring Funds are governed by the Acquiring Trust’s Agreement and Declaration of Trust (together, the “Declarations”). The Acquiring Funds are also governed by the Acquiring Trust’s By-Laws, as amended, restated, or supplemented from time to time.  Each Fund and its business and affairs are managed under the supervision of its Trust’s Board of Trustees, as the case may be (each a “Board”).

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Form of Organization	Delaware statutory trust.	Massachusetts business trust.
Preemptive Rights	None.	None, except as the Trustees may determine.
Conversion Rights	None.	None, except as the Trustees may determine.
Annual Meetings	The Sentinel Funds are not required to hold annual shareholder meetings under Delaware law or their governing instruments.	The Acquiring Trust is not required to hold annual shareholder meetings under Massachusetts law or their governing instruments.
Right to Call Shareholder Meetings
A special meeting of shareholders shall be called upon the written request of shareholders entitled to cast at least 10% of all the votes entitled to be cast at such meeting, provided that: (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting; and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.
A meeting of shareholders may be called at any time by a majority of the Board of Trustees of the Acquiring Trust or by shareholders holding not less than 10% of the voting power of the shares.

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Notice of Meetings
Written notice of any meeting of shareholders shall be given or caused to be given by the Board of Trustees of Sentinel Funds by mailing or transmitting such notice not less than ten 10 nor more than ninety 90 days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder.
Notice of meetings of shareholders, stating the time, place and purposes of the meeting shall be mailed or sent at least 10 days and not more than 90 days before the date for the meeting.
Record Date for Meetings
The Board of Trustees of Sentinel Funds may fix a date and time not more than ninety 90 days nor less than ten 10  days prior to any meeting of shareholders or other action as the date and time of record for the determination of shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as shareholders of record for purposes of such other action.
As set by the Board of Trustees of the Acquiring Trust, a date not more than 90 days prior to the date of any meeting of shareholders.
Quorum for Meetings and Adjournments
A quorum will exist with respect to a matter if shareholders entitled to cast at least 30% of the votes entitled to be cast on such matter are present in person or by proxy, except when a larger quorum is required by applicable law.

A quorum will exist if shareholders holding in the aggregate shares representing 30% of the voting power of the outstanding shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law, the Declaration or the Acquiring Trust’s By-Laws.

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Shareholder Votes Required for Approval of Matters at Meetings	When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of the Declaration or by applicable law.
When a quorum is present at any meeting, shares representing a majority of the voting power of the shares voted shall decide any questions, except when a larger vote is required by any provision of the Declaration or the Acquiring Trust’s By-Laws or by applicable law.

Vote Required for Election of Trustees	When a quorum is present at any meeting, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).	When a quorum is present at any meeting, Trustees are elected by shares representing a plurality of the voting power of the shares voting.
Votes Required for Approval of Reorganization
The Trustees may cause the Trust or its series to be merged or consolidated without shareholder approval, unless such a vote is required under applicable law or the merger or consolidation would result in an amendment to the Declaration which would require shareholder approval.

 The Acquiring Trust or any series may be merged or consolidated with any other corporation, trust or other  entity by the “vote of a majority of the outstanding shares” entitled to vote, with each share having one vote for each dollar of net asset value, provided that no vote of shareholders is needed for a merger or consolidation where the acquiring fund is not an operating entity.

Removal of Trustees
Any Trustee may be removed by a vote of two-thirds of the outstanding shares of the Sentinel Funds or by a written instrument signed by two-thirds of the number of Trustees in office prior to such removal.
Any Trustee may be removed with or without cause by a vote of two-thirds of the voting power of the outstanding shares of the Acquiring Trust or by vote of two-thirds of the remaining Trustees.

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Indemnification of Trustees and Officers
Trustees and officers shall be indemnified by the Trust to the fullest extent permitted by law against liability and expenses reasonably incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any liability to the trust or shareholders arising out of a final adjudication by the court or other body which the proceeding was brought that the Trustee or officer engaged in arising from his or her own willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of such person.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

The Trustees and officers shall be indemnified by the Acquiring Trust to the fullest extent permitted by law, against all liabilities and expenses reasonably incurred by such Trustee or officer in connection with any claim, action, suit, or proceeding in which such person is made a party or otherwise by virtue of being or having held such position with the Trust and against amounts paid or incurred by that individual in settlement thereof, except against any liability to the trust or the shareholders by reason of a final adjudication by the court or other body that the person engaged in willful misfeasance, bad faith, reckless disregard or gross negligence of the duties involved in the conduct of such person, or with respect to any matter as to which the trustee or officer shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Acquiring Trust.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Rights of Inspection	The records of the Sentinel Funds shall be open to inspection by shareholders to the extent provided in Section 3819 of the Delaware Statutory Trust Act.	The records of the Acquiring Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.
Number of Authorized Shares; Par Value	Unlimited; $.001 par value.	Unlimited; with or without par value.
Number of Votes
Each whole share is entitled to one vote per dollar of net asset value as of the close of business on the record date, as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportional fractional vote.  There shall be no cumulative voting in the election of Trustees.

Each shareholder is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and a fractional dollar amount shall be entitled to a proportional fractional vote.  There shall be no cumulative voting on the election of Trustees.

Amendment of Governing Instruments
The Declaration may be amended by the Trustees in writing and signed by a majority of the Trustees then in office without a shareholder vote except to the extent as may be provided otherwise by the Declaration or applicable law.

The Trustees have the right to amend the Declaration and the Acquiring Trust’s By-Laws.  Shareholders have the right to vote on any amendment to the Declaration that would affect their voting rights granted under the Declaration and on any other amendment as may be required by law or by the Acquiring Trust’s registration statement or otherwise submitted by the Trustees.  Any such amendment requires the “vote of a majority of the outstanding shares” entitled to vote, with each share having one vote for each dollar of net asset value.

Category	Sentinel Variable Products Trust	Touchstone Variable Series Trust
Appraisal Rights	Shareholders have no appraisal rights with respect to their shares.	Shares do not entitle the holder to appraisal rights, except as the Trustees may determine with respect to any series or class of shares.
Liquidation
The Trustees may liquidate a series by a majority vote with shareholder approval.  Such liquidation is not subject to shareholder approval if the Trustees determine that the continuation of a series is not in the best interests of the Funds.
The Trustees may liquidate a series by a majority vote without shareholder approval

Shares. Each share of a Fund represents an equal interest in such Fund.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are authorized by its Board and declared by the Fund.  Such distributions may be in cash, property or in additional Fund shares, or a combination thereof.  In any liquidation of a Fund, each shareholder of the Sentinel Funds is entitled to receive proceeds in the manner set forth by resolution of the Trustees, after satisfaction of all outstanding liabilities and expenses of the Fund.  In addition, shares of the Acquiring Trust are freely transferrable and have no preemptive or subscription rights, except as the Trustees may determine.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals.  Neither the Acquiring Trust nor the Sentinel Funds has provisions in its respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.  The Acquiring Trust’s By-Laws provide that the Trustees or officers of the Acquiring Trust may determine,  in their sole discretion, whether or not a shareholder proposal should be presented at any meeting of the Acquiring Trust and only business stated in the notice of meeting shall be considered at the meeting.

VOTING INFORMATION CONCERNING THE JOINT SPECIAL MEETING

Proxies are being solicited by the Board of Trustees of Sentinel Funds on behalf of the Target Funds.  The proxies will be voted at the Joint Special Meeting of shareholders of the Target Funds.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors and Sentinel and/or their respective affiliates.

Broadridge Financial Solutions, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies for the Special Meeting. Solicitor’s fees and the cost of printing and mailing proxy materials are expected to be approximately $200,000.  Proxies are expected to be solicited principally by mail, but the Target Funds or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Sentinel, Touchstone Advisors or their respective affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board of Trustees of Sentinel Funds knows of no other business that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Instructions from Contract Owners

Contract Owners who select a Target Fund for investment through a subaccount available in a Variable Product issued by a Participating Insurance Company do not invest directly in, or hold shares of, the Target Fund.  The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Target Funds and, as the legal owner of the Target Fund’s shares, have sole voting and investment power with respect to the shares.  The Participating Insurance Companies generally will pass through any voting rights to Contract Owners.  Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner’s interest with respect to the proposal described in this Joint Proxy Statement/Prospectus.  Participating Insurance Companies will vote the shares of the Target Funds held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for each Target Fund’s subaccount in each applicable separate account, the percentage that represents a Contract Owner’s investment in the subaccount, and applying this percentage to the total number of Target Fund shares that the subaccount owns.

If any Contract Owner investing in a Target Fund through a Variable Product subaccount fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares corresponding to such Contract Owner’s investment for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company’s subaccount.  Shares of a Target Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective subaccounts of these Participating Insurance Companies.  This practice means that a small number of Contract Owners may determine the outcome of a vote.

Under certain group contracts, participants in the group may be entitled to provide voting instructions.  A participant entitled to provide voting instructions will be referred to as a “Voting Participant.”  Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company).  The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before September 12, 2017.

If the shareholders of a Target Fund do not approve their Fund’s Reorganization or the other closing conditions applicable to such Fund are not satisfied, that Target Fund’s Reorganization will not be completed and the Board will consider other possible courses of action for that Target Fund, including continuing to operate the Fund as a stand-alone fund, merging the Fund into another fund or liquidating the Fund.

Quorum and Required Votes

Approval of the Reorganizations requires the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the security holders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.  Under the 1940 Act, a specified percentage of the outstanding voting securities of a company means such amount of its outstanding voting securities as entitles the holder or holders thereof to cast said specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such company are entitled to cast.

The closing of each Reorganization is subject to the satisfaction or waiver of all conditions to the closing of the Transaction, which include, among other conditions, that shareholder approvals be obtained for (i) Reorganizations of certain specified series of Sentinel Group Funds, Inc. and (ii) Reorganizations of the Target Funds and reorganizations of funds that are series of Sentinel Group Funds, Inc. representing, at Closing, a specified amount of assets under management, as agreed between Sentinel and Touchstone Advisors. If this and any other closing conditions are not met, then Touchstone Advisors is not obligated to close the Transaction, and absent a waiver from Touchstone Advisors, none of the Reorganizations would be consummated.  In that event, the Board of Trustees of Sentinel Funds will consider other possible courses of action for the Target Funds.

The presence in person or by proxy of the shareholders representing 30% of the outstanding shares of a Target Fund entitled to vote at the Special Meeting will constitute a quorum.

For the purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes (i.e., when are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization.

If there are insufficient votes to approve the proposal for a Target Fund, the persons named as proxies may propose one or more adjournments of such Target Fund’s Special Meeting to permit additional time for the solicitation of proxies with respect to that proposal, in accordance with applicable law, provided that the Special Meeting may not be adjourned if a quorum is present but sufficient votes to approval the proposal are not obtained.  Adjourned meetings must be held within a reasonable time after the date originally set for the Special Meeting.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  Shares will be voted for any such adjournment at the discretion of the Participating Insurance Company in whose account the shares are held (other than any adjournment if a quorum is present but sufficient votes to approve the proposal are not obtained).

Record Date and Outstanding Shares

Only shareholders of record of a Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the relevant Special Meeting and at any postponement or adjournment thereof.  Shareholders of each Target Fund on the record date are entitled to one vote for each dollar of net asset value that they hold in the Target Fund, with fractional dollar amounts entitled to a proportional fractional vote.  For each Target Fund, the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date and number of votes entitled to be cast is set forth in Exhibit C to this Joint Proxy Statement/Prospectus.

Shareholder Information.  Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Target Fund, owned 5% or more of the outstanding shares of a Target Fund.  Each Target Fund offers a single class of shares.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS’ INVESTMENT STRATEGIES

In addition to the investments and strategies described under “Synopsis” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Funds may invest in other securities, use other strategies and engage in other investment practices.  For the Acquiring Funds, these permitted investments and strategies are described in detail in the SAI relating to this Joint Proxy Statement/Prospectus.  For the Target Funds, these permitted investment investments and strategies are described in the Target Funds’ SAI, which is incorporated herein by reference.

Investment Goals

Each Fund’s investment goal is described above under the “Synopsis” for each Reorganization.

Each Acquiring Fund’s investment goal is non-fundamental, and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

Each Target Fund’s investment goal is a fundamental investment policy that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Target Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Fundamental Investment Limitations

Each Fund has adopted certain fundamental investment limitations.  A comparison of the fundamental investment limitations of the Target Funds to the fundamental investment limitations of the Acquiring Funds are attached as Exhibit B.  Each Fund’s fundamental investment limitations cannot be changes with the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Other Investment Policies

Temporary Defensive Investments.  The investments and strategies described in this Joint Proxy Statement/Prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive purposes, an Acquiring Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Acquiring Fund’s objective.  This defensive investing may increase the Acquiring Fund’s taxable income.  An Acquiring Fund will do so only if the Acquiring Fund’s sub-advisor believes that the risk of loss in using the Acquiring Fund’s normal strategies and investments outweighs the opportunity for gains.  Similarly, each Target Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Target Fund’s assets from a temporary unacceptable risk of loss. Of course, there can be no guarantee that a Fund will achieve its investment objective.

Portfolio Composition.  The Touchstone Common Stock Fund, Touchstone Bond Fund and Touchstone Small Company Fund and the Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Bond Fund and Sentinel Variable Products Small Company Fund have each adopted a policy to invest, under normal circumstances, at least 80% of the value of their respective “assets” in certain types of investments suggested by their name (a “Names Policy”).   For purposes of each Names Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.  Each Fund must comply with its Names Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the requirement of its Names Policy as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with its Names Policy.  Each Fund’s Names Policy may be changed by the Board of Trustees of the Acquiring Trust or the Board of Trustees of Sentinel Funds, as applicable, without shareholder approval.  Shareholders will be notified at least 60 days’ before any change in an Acquiring Fund’s Names Policy takes effect.

Other Investment Companies.  The Acquiring Funds may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Lending of Portfolio Securities.  Each Acquiring Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees of the Acquiring Trust, including a requirement that the Acquiring Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  Each Target Fund may also participate in a securities lending program under similar guidelines adopted by the Board of Trustees of Sentinel Funds.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in each Fund’s SAI, which are each incorporated herein by reference.

Interfund Lending. The Touchstone Funds have obtained an exemptive order permitting them to borrow cash from other participating Touchstone Funds, subject to the condition of the order. Each Touchstone Fund that is permitted to borrow or lend in accordance with the terms of the order may participate in the interfund lending facility.

INVESTING WITH TOUCHSTONE

Purchasing Your Shares

You cannot buy shares of the Acquiring Funds directly.  You can invest indirectly in the Acquiring Funds through your purchase of a Variable Product.  You should read each Acquiring Fund’s prospectus and the prospectus of the Variable Product carefully before you choose your investment options.

Selling Your Shares

To meet various obligations under the contracts, the Participating Insurance Companies may sell Acquiring Fund shares to generate cash.  For example, an insurance company may sell Acquiring Fund shares and use the proceeds to pay a Contract Owner who requested a partial withdrawal or who surrendered a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Redemption in-Kind.  Under unusual circumstances, when the Board of Trustees of the Acquiring Trust deems it appropriate, an Acquiring Fund may make payment for shares redeemed in portfolio securities of the Acquiring Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.  Redemptions in-kind are taxable to shareholders for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Acquiring Fund Shares

Each Acquiring Fund’s share price, also called net asset value, and public offering price (NAV) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open.  Each Acquiring Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Acquiring Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees of the Acquiring Trust (or under its direction).  The Touchstone Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•
All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost, which the Board of Trustees of the Acquiring Trust has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.
Any foreign securities held by an Acquiring Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Acquiring Fund does not price its shares, the Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by an Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board of Trustees of the Acquiring Trust.  Any debt securities held by an Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Acquiring Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

•	If the validity of market quotations is otherwise deemed to not be reliable.
The use of fair value pricing has the effect of valuing a security based upon the price an Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Acquiring Funds have established fair value policies and procedures that delegate fair value responsibilities to Touchstone Advisors.  These policies and procedures outline the fair value method for Touchstone Advisors.  Touchstone Advisors’ determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board of Trustees of the Acquiring Trust, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of an Acquiring Fund’s assets that is invested in other mutual funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

Market Timing Policy

Shares of the Acquiring Funds are held by insurance companies who make the Acquiring Funds available to investors through subaccounts. These subaccounts are available to investors through a Variable Product issued by the insurance company. As a result, market timing or excessive trading in accounts that an investor owns or controls may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all investors, including long-term investors who do not generate these costs. The Acquiring Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Acquiring Fund shares by investors. The Board of Trustees of the Acquiring Trust has adopted the following policies and procedures with respect to market timing of the Acquiring Funds by investors. The Acquiring Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If an Acquiring Fund has reason to believe that an investor has engaged in excessive short-term trading, the Acquiring Fund may ask the insurance companies to stop such activities or restrict or refuse to process purchases or exchanges in the investor’s accounts. While the Acquiring Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Acquiring Fund believes it is acting in a manner that is in the best interests of its investors. However, because the Acquiring Funds cannot prevent all market timing, investors may be subject to the risks described above.

The Acquiring Trust expects the insurance company separate accounts that invest in the Acquiring Funds to have in place policies and procedures reasonably designed to deter market timing in the separate accounts by contract or policy holders.

Separate accounts often establish omnibus accounts in the Acquiring Funds for their contract or policy holders through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Acquiring Funds have entered into information sharing agreements with the insurance companies that use the Acquiring Funds as underlying investment vehicles for their separate accounts. Under these agreements, an insurance company is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Acquiring Funds; (2) furnish the Acquiring Funds, upon their request, with information regarding contract or policy holder trading activities in shares of the Acquiring Funds; and (3) enforce its market-timing policy with respect to contract or policy holders identified by the Funds as having engaged in market timing. When information regarding transactions in the Acquiring Funds’ shares is requested by a fund and such information is in the possession of a person that is itself a financial intermediary to an insurance company (an “indirect intermediary”), any insurance company with whom the Acquiring Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Acquiring Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Acquiring Funds on behalf of contract or policy holders or any other persons.

Investors in the Acquiring Funds should be aware that the right of an owner of a Variable Product to transfer among subaccounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a Contract Owner may make among the subaccounts investing in the Acquiring Funds. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Acquiring Funds and the Contract Owners and other factors such as state insurance laws may limit an Acquiring Fund’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Acquiring Funds’ difficulty in deterring such market timing activities.

The Acquiring Funds apply these policies and procedures uniformly to all investors believed to be engaged in market timing or excessive trading. The Acquiring Funds have no arrangements to permit any investor to trade frequently in shares of the Acquiring Funds, nor will they enter into any such arrangements in the future.

DISTRIBUTIONS AND TAXES

Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Each Acquiring Fund will declare dividends, if any, annually to shareholders.  Distributions of any net realized long-term and short-term capital gains earned by an Acquiring Fund, if any, will be made at least annually to shareholders.  All dividends and distributions paid on an Acquiring Fund’s shares held by a separate account are automatically reinvested in shares of such Acquiring Fund.

Each Acquiring Fund intends to qualify to be treated as a regulated investment company under the Code.  To qualify as a regulated investment company, each Acquiring Fund must, among other things, distribute at least 90% of its net taxable and net tax-exempt income and diversify its holdings as required by the Code.  While so qualified, so long as an Acquiring Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Acquiring Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.  However, while it is unlikely a Fund holds stock in a foreign corporation classified as a PFIC, if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a "deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders.  Because any deferred tax amounts would be payable at the Fund level, it is likely the Contract Owners would effectively bear that cost. See "Information about the Reorganizations—Material Federal Income Tax Consequences," for additional information.

For more information about dividends and other distributions in connection with any investment in a Variable Product, see the prospectus for that Variable Product.

Federal Income Tax Information

The federal income tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

Shares of the Acquiring Funds must be purchased through separate accounts used to fund Variable Products.  As a result, it is anticipated that any income dividends or capital gains distributed by the Acquiring Funds will be exempt from current federal income taxation by Contract Owners if left to accumulate within a separate account.  Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 ½.

Investors are urged and advised to consult their own tax advisors for more information on their tax situation, including possible foreign, state, or local taxes.

For more information about the tax consequences of an investment in a Variable Product, see the prospectus for your Variable Product.

This section is only a summary of some important federal income tax considerations that may affect your investment in an Acquiring Fund.  More information regarding these considerations is included in the SAI relating to this Joint Proxy Statement/Prospectus.  You are urged and advised to consult your own tax advisors regarding the effects of an investment in a Variable Product that invests in a Fund in light of your own tax situation, including possible foreign, state or local taxes.

SHAREHOLDER PROPOSALS

The Acquiring Trust and the Sentinel Funds are not generally required to hold annual or special meetings of shareholders.  Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the applicable Trust.  Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the applicable Trust within a reasonable time before the solicitation of proxies for that meeting.  The timely submission of a proposal does not guarantee its inclusion.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Target Funds has been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the report of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, the independent registered public accounting firm for the Target Funds, given on their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Funds’ shares will be passed upon by Morgan Lewis & Bockius LLP, Boston, Massachusetts.

ADDITIONAL INFORMATION

The Sentinel Funds and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., located at 100 F Street, N.E., Washington D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Board of Trustees of Sentinel Funds does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

THE BOARD OF TRUSTEES OF SENTINEL FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH TARGET FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THEIR TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Target Fund’s financial performance for the periods shown.  The information below has been derived from the Target Funds’ financial statements for the fiscal year ended December 31, 2016, which have been audited by PricewaterhouseCoopers LLP, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, are included in the annual report, which is available upon request.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Target Fund’s shares (assuming reinvestment of all dividends and other distributions).

Sentinel Variable Products Balanced Fund
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$12.49	$13.45	$13.53	$12.13	$11.82
Income from Investment Operations
Net investment income (loss)	0.15	0.20	0.18	0.18	0.19
Net gains or losses on securities (realized and unrealized)	0.78	(0.19)	0.88	2.10	1.16
Total from investment operations	0.93	0.01	1.06	2.28	1.35
Less Distributions:
Dividends (from net investment income)	0.18	0.25	0.23	0.21	0.27
Distributions (from realized gains)	0.20	0.72	0.91	0.67	0.77
Return of capital	0.02	-	-	-	-
Total distributions	0.40	0.97	1.14	0.88	1.04
Net asset value, end of period	13.02	12.49	13.45	13.53	12.13
Total return (%)**	7.42%	0.03%	7.81%	18.88%	11.44%
Ratios/Supplemental Data Net assets at end of period (000 omitted)	$15,988	$15,301	$15,963	$16,456	$14,433
Ratio of expenses to average net assets (%)
Ratio of expenses to average net assets (%)	0.85%	0.87%	0.90%	0.87%	0.83%
Ratio of expenses to average net assets before contractual reimbursements (%)*	0.88%	0.87%	0.90%	0.87%	0.83%
Ratio of net investment income (loss) to average net assets (%)	1.16%	1.50%^	1.31%	1.37%	1.46%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursements (%)*	1.13%	1.50%^	1.31%	1.37%	1.46%
Portfolio turnover rate (%)	30%	38%	76%	220%	175%

*	Expense reductions are comprised of the contractual expense reimbursements as described in the latest Annual Report, if applicable.
**
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Variable Products Balanced Fund by 0.47% for the fiscal year ended December 31, 2015.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

Sentinel Variable Products Bond Fund
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$9.38	$9.83	$9.75	$10.10	$10.06
Income from Investment Operations
Net investment income (loss)	0.14	0.27	0.29	0.26	0.22
Net gains or losses on securities (realized and unrealized)	(0.06)	(0.40)	0.10	(0.29)	0.44
Total from investment operations	0.08	(0.13)	0.39	(0.03)	0.66
Less Distributions:
Dividends (from net investment income)	0.20	0.32	0.31	0.32	0.31
Distributions (from realized gains)	-	-	-	-	0.31
Total distributions	0.20	0.32	0.31	0.32	0.62
Net asset value, end of period	9.26	9.38	9.83	9.75	10.10
Total return (%)*	0.81%	(1.29%)	4.01%	(0.33%)	6.53%
Ratios/Supplemental Data Net assets at end of period (000 omitted)	$48,680	$57,312	$67,067	$61,664	$68,313
Ratio of expenses to average net assets (%)
Ratio of expenses to average net assets (%)	0.67%	0.67%	0.65%	0.67%	0.63%
Ratio of net investment income (loss) to average net assets (%)	1.46%	2.69%	2.90%	2.64%	2.07%
Portfolio turnover rate (%)	197%	117%	117%	256%	499%

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

Sentinel Variable Products Common Stock Fund
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$15.46	$17.69	$18.39	$15.15	$13.68
Income from Investment Operations
Net investment income (loss)	0.25	0.44	0.30	0.26	0.26
Net gains or losses on securities (realized and unrealized)	1.49	(0.39)	1.61	4.52	1.80
Total from investment operations	1.74	0.05	1.91	4.78	2.06
Less Distributions:
Dividends (from net investment income)	0.27	0.49	0.33	0.28	0.28
Distributions (from realized gains)	1.41	1.79	2.28	1.26	0.31
Total distributions	1.68	2.28	2.61	1.54	0.59
Net asset value, end of period	15.52	15.46	17.69	18.39	15.15
Total return (%)*	11.26%	0.19%	10.34%	31.73%	15.10%
Ratios/Supplemental Data Net assets at end of period (000 omitted)	$149,238	$161,148	$198,524	$220,631	$197,250
Ratio of expenses to average net assets (%)
Ratio of expenses to average net assets (%)	0.73%	0.72%	0.72%	0.72%	0.70%
Ratio of net investment income (loss) to average net assets (%)	1.58%	2.48%^	1.57%	1.49%	1.73%
Portfolio turnover rate (%)	6%	9%	13%	8%	0%#

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Variable Products Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

#	Represents less than 0.5%.
Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

Sentinel Variable Products Small Company Fund
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$12.14	$14.63	$16.32	$14.13	$14.64
Income from Investment Operations
Net investment income (loss)	0.01	(0.02)	0.07	0.01	0.07
Net gains or losses on securities (realized and unrealized)	2.44	(0.15)	1.03	4.88	1.58
Total from investment operations	2.45	(0.17)	1.10	4.89	1.65
Less Distributions:
Dividends (from net investment income)	0.01	-	0.08	0.01	0.08
Distributions (from realized gains)	1.00	2.32	2.71	2.69	2.08
Total distributions	1.01	2.32	2.79	2.70	2.16
Net asset value, end of period	13.58	12.14	14.63	16.32	14.13
Total return (%)*	20.23%	(1.34%)	6.68%	34.72%	11.44%
Ratios/Supplemental Data Net assets at end of period (000 omitted)	$67,102	$48,938	$57,935	$62,134	$54,505
Ratio of expenses to average net assets (%)
Ratio of expenses to average net assets (%)	0.76%	0.78%	0.78%	0.80%	0.75%
Ratio of net investment income (loss) to average net assets (%)	0.08%	(0.10%)	0.45%	0.09%	0.46%
Portfolio turnover rate (%)	68%	77%	72%	47%	48%

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], by and among Touchstone Variable Series Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of each of the series set forth on Exhibit A hereto (each, an “Acquiring Fund” or a “Fund”); Sentinel Variable Products Trust, a Delaware statutory trust (the “Target Trust”), on behalf of each of the series set forth on Exhibit A hereto (each, a “Target Fund” or a “Fund”); for purposes of paragraph 9.1 of this Agreement only, Touchstone Advisors, Inc. (“Touchstone”); and for purposes of paragraphs 8.7 and 9.1 only, Sentinel Asset Management, Inc. (“Sentinel”).  References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust and/or the Target Trust.  The Acquiring Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Target Trust has its principal place of business at One National Life Drive, Montpelier, Vermont 05604.

WHEREAS, each reorganization (each, a “Reorganization”) will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the corresponding Acquiring Fund as set forth on Exhibit A hereto in exchange solely for voting shares of beneficial interest, without par value, of such corresponding Acquiring Fund as set forth on Exhibit A hereto (the “Acquiring Fund Shares”) and the assumption by such corresponding Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund as set forth on Exhibit A hereto in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement;

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, for convenience, the remainder of this Agreement refers only to a single Reorganization, one Target Fund and one Acquiring Fund, but the terms and conditions hereof will apply separately to each Reorganization and the Target Fund and the corresponding Acquiring Fund participating therein.  The consummation of any Reorganization will not be contingent on the consummation of any other Reorganization, and it is the intention of the parties hereto that each Reorganization described herein will be conducted separately and independently of the others;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the Target Trust, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1 below), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;

WHEREAS, neither the Acquiring Fund nor Touchstone is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Target Trust, including a majority of the trustees who are not “interested persons” of the Target Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
 LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1        THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3.  Such transactions will take place at the Closing.

1.2        ASSETS TO BE ACQUIRED.  The Target Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Target Fund as of the Valuation Time (as defined in paragraph 2.1 below); such Statement will be in a form approved by Touchstone and prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period.  The assets of the Target Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”).  The Target Trust, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder.  The Target Trust, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets.  Such assets will be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date (as defined in paragraph 3.1 below) and will not be separately valued.

The Target Trust has provided the Acquiring Trust with the Target Fund’s most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof.  The Target Trust represents that, as of the date of the execution of this Agreement, there have been no changes in the Target Fund’s financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities and other investments, purchases and redemptions of shares of the Target Fund, the payment of the Target Fund’s normal operating expenses and the distribution of the Target Fund’s net income and net capital gain.  The Target Trust, with respect to the Target Fund, reserves the right to buy and sell prior to the Closing any securities or other investments in accordance with the Target Fund’s investment objective and policies.

1.3        LIABILITIES TO BE ASSUMED.  The Target Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time and, prior to the Valuation Time, will have discharged the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Excluded Liabilities”).  Without limiting the foregoing, the Target Fund will have paid or otherwise discharged all liabilities or obligations accrued and owing to third parties under each of the contracts set forth in Schedule 7.4, including any early termination fees or penalties.  At the Closing, the Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on the Statement except for the Excluded Liabilities (the “Liabilities”).  The Acquiring Fund will not assume any other liabilities of the Target Fund, whether absolute or contingent.

1.4       LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing, the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the time of such distribution, the Acquiring Fund Shares (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1, and as soon as practicable after the Closing, the Target Trust will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware as set forth in paragraph 1.7 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void.  Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

1.5        TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.7        TERMINATION.  The Target Trust will take all necessary and appropriate steps under its Declaration of Trust and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

1.8        INITIAL SHARE.  Prior to the Closing, the Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Touchstone or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund.  Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.

1.9        WAIVER OF INVESTMENT MINIMUMS.  In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

ARTICLE II

 VALUATION

2.1        VALUATION OF ASSETS.  The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s Liabilities to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”) using the valuation policies and procedures described in paragraph 2.4.

2.2        VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund will be the net asset value per share of the Target Fund computed as of the Valuation Time using the valuation policies and procedures described in paragraph 2.4.

2.3        SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined by dividing (a) the net assets of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the Acquiring Fund, determined in accordance with paragraph 2.2.  Holders of shares of the Target Fund will receive full and fractional shares of the Acquiring Fund, as set forth on Exhibit A to this Agreement.

2.4        DETERMINATION OF VALUE.  All computations of value will be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s accounting agent, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust for regular use in pricing the shares and assets of the Acquiring Fund, subject to the following sentence.  To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of the Target Fund that will be transferred to the Acquiring Fund, would result in material pricing differences, the Acquiring Trust and the Target Trust agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

ARTICLE III

 CLOSING AND CLOSING DATE

3.1        CLOSING DATE.  Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) will take place on October 13, 2017 or such other date as the parties hereto may agree (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date, unless otherwise provided.  The Closing will be held as of 5:00 p.m. Eastern Time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

3.2        EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored or such other date as the parties hereto may agree.

3.3        DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made on the Closing Date and will be delivered to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.  If the Target Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.4        TRANSFER AGENT CERTIFICATES.  The Target Trust will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Target Trust a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.5        CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the Target Trust will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund.  At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the Target Trust, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET TRUST.  The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)       The Target Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Target Fund is a duly established and designated separate series of the Target Trust.

(b)       The Target Trust is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and the shares of the Target Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Trust and the Target Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.  The Target Fund currently complies in all material respects with its investment objective and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.

(d)       The Target Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust or the Target Fund is a party or by which the Target Trust or the Target Fund is bound.

(e)       Neither the Target Trust nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)        At or prior to the Closing, the Target Trust will have delivered written evidence in to the Acquiring Trust in a form satisfactory to the Acquiring Trust to the effect that the trustees’ deferred compensation plan has been terminated with respect to the Target Fund and that any and all liabilities of the Target Fund thereunder have been discharged.

(g)       Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Trust or the Target Fund or any of the properties or assets of the Target Trust or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Target Trust or the Target Fund, the conduct of the business of the Target Trust or the Target Fund, or the ability of the Target Trust, on behalf of the Target Fund, to carry out the Reorganization.  The Target Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Target Trust or the Target Fund or the Target Trust’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

(h)       The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended December 31, 2016 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)        Since the date of the financial statements referred to in subsection (h) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Trust.

(j)        All federal, state and local income tax returns and other material tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects as of the time they were filed.  All material federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements.  To the Target Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Target Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties, in each case, with respect to taxes) has been asserted against the Target Fund.

(k)       For each taxable year of its operations (including the taxable year that includes the Closing Date for that portion of such taxable year ending on the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.

(l)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state laws.

(m)      Neither the Target Trust nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(n)       The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(o)       Except as otherwise disclosed to the Acquiring Trust, the Target Trust, with respect to the Target Fund, has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code.

(p)       All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into any shares of the Target Fund.

(q)       All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Target Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Target Trust is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(r)       At the Closing, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and, upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Trust and accepted by the Acquiring Trust.

(s)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Target Trust and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(t)       The information furnished by the Target Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(u)       The Registration Statement (as defined in paragraph 5.4), the Proxy Statement/Prospectus (as defined in paragraph 5.4) and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or Sentinel, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Target Trust, the Target Fund or Sentinel, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Target Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the Target Trust, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(v)       Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting by regulated investment companies of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

(w)      For all taxable years and all applicable quarters of the Target Fund from the date of its inception (including the quarter that includes the Closing Date for that portion of such quarter ending with the Closing Date), the assets of the Target Fund have been or will be sufficiently diversified so that each segregated asset account investing all its assets in the Target Fund was or will be adequately diversified within the meaning of Section 817(h) of the Code.

4.2       REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

(a)       The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b)       The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and, as of the Closing Date, the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(d)       Except as otherwise disclosed in writing to the Target Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization.  The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

(e)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)       The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date.  The Acquiring Fund has no earnings and profits accumulated in any taxable year.

(g)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(h)       The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the time immediately after the Closing.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

(i)        The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(j)        The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the Target Trust, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Target Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(k)       No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

(l)        The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization.  As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.  Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

(m)      As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.8 above.  The Initial Share will be redeemed and cancelled prior to the Closing.

ARTICLE V

 COVENANTS OF THE ACQUIRING TRUST AND THE TARGET TRUST

5.1       OPERATION OF TARGET FUND.  The Target Trust will operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.  Notwithstanding the foregoing sentence, the Target Trust reserves the right of the Target Fund to make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

5.2       OPERATION OF ACQUIRING FUND.  Prior to the Closing, the Acquiring Fund will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.8 above.  The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.

5.3       SHAREHOLDER MEETING.  The Target Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4       PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the Target Trust will cooperate with each other in the preparation of the Acquiring Trust’s Registration Statement on Form N‑14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), including the Joint Proxy Statement/Prospectus contained therein (the “Proxy Statement/Prospectus”), and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the Target Trust and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Target Trust, with the assistance of Touchstone, will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Trust’s Declaration of Trust and By-Laws.  Each of the Acquiring Trust and the Target Trust will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.3 above.  If at any time prior to the Closing, the Acquiring Trust or the Target Trust becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5       INVESTMENT REPRESENTATION.  The Target Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.6       ADDITIONAL INFORMATION.  The Target Trust will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

5.7       FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date; and (c) as promptly as practicable, but in any case within 60 days after the Closing Date, the Target Trust will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the Target Trust’s President and Chief Executive Officer or Vice President and its Treasurer.

5.8       ACCESS TO RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

5.9       TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Acquiring Trust, the Acquiring Fund, the Target Trust or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions will be satisfied or, to the extent legally permissible, waived:

6.1       All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the Target Trust, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Vice President, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to such effect and as to such other matters as the Target Trust may reasonably request.

6.2       (a)        The Target Trust, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Target Trust, substantially to the effect that:

(i)         the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound, under the express terms thereof;

(ii)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained;

(iii)       the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

(iv)       the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(b)        The Target Trust, on behalf of the Target Fund, will have received an opinion of Morgan, Lewis & Bockius LLP, Massachusetts counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Target Trust, substantially to the effect that:

(i)         the Acquiring Trust is a voluntary association with transferable shares of the type commonly referred to as a “Massachusetts business trust” and is validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund has the power under the Acquiring Trust’s Declaration of Trust and Massachusetts law applicable to business trusts to carry on its business as described in the Proxy Statement/Prospectus, and the Acquiring Fund has been established and designated as a series of the Acquiring Trust under the Acquiring Trust’s Declaration of Trust;

(ii)        this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(iii)       the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws;

(iv)       to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the Commonwealth of Massachusetts is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained, and except such as may be required under Massachusetts securities laws about which such counsel expresses no opinion; and

(v)        the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under this Agreement, will be validly issued, fully paid and non-assessable by the Acquiring Fund except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under Massachusetts law and shareholders of the Acquiring Fund have no preemptive or other rights to subscribe for such shares under the Acquiring Trust’s Declaration of Trust or By-Laws.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Target Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions will be satisfied or, to the extent legally permissible, waived:

7.1       All representations and warranties of the Target Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Target Trust, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the Target Trust’s President and Chief Executive Officer or Vice President, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

7.2       The Target Trust will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the Vice President and Treasurer or Assistant Treasurer of the Target Trust.

7.3          (a)     The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Sidley Austin LLP, counsel to the Target Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(i)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Target Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Target Trust is a party or by which it or its property is bound, under the express terms thereof;

(ii)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained;

(iii)       to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Target Trust or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

(iv)       the Target Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Target Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(b)        The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Target Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(i)         the Target Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its governing instrument and the Act to execute, deliver and perform its obligations under this Agreement, and the Target Fund has been established and designated as a series of the Target Trust under the Target Trust’s governing instrument;

(ii)        the execution and delivery of this Agreement and the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated thereby have been duly authorized by the Target Trust, on behalf of the Target Fund, under its governing instrument and the Act.  Assuming its execution and delivery by the duly authorized officers of the Target Trust, this Agreement has been duly executed and delivered by the Target Trust, on behalf of the Target Fund;

(iii)       neither the execution, delivery and performance by the Target Trust, on behalf of the Target Fund, of this Agreement, nor the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated thereby, violates (i) the governing instrument of the Target Trust or (ii) any law, rule or regulation of the State of Delaware applicable to the Target Trust;

(iv)       neither the execution, delivery and performance by the Target Trust, on behalf of the Target Fund, of this Agreement, nor the consummation by the Target Trust, on behalf of the Target Fund, of any of the transactions contemplated hereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filling, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust of the Target Trust (which Certificate of Trust has been filed); and

(v)        based solely on an inquiry on the date hereof, limited to, and solely to the extent reflected on the results of, computer searches of court dockets in the File & ServeXpress efile system for active cases of the Courts of Chancery of the State of Delaware and of the Superior Courts of the State of Delaware, and in the Pacer efile system for active cases of the United States District Court for the District of Delaware and of the United States Bankruptcy Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceedings pending against the Target Trust in the State of Delaware.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Target Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(c)        The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement is a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable against the Target Trust, with respect to the Target Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Target Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinion expressed.

7.4       The contracts of the Target Trust and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and the Acquiring Fund will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
 THE ACQUIRING TRUST AND THE TARGET TRUST

If any of the conditions set forth below do not exist on or before the Closing with respect to the Target Trust or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       The closing conditions to the Purchase Agreement dated as of April 18, 2017 by and among Sentinel, Touchstone and Fort Washington Investment Advisors, Inc. will have been satisfied or, to the extent legally permissible, waived by the parties thereto.

8.2       This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust’s Declaration of Trust and By-Laws and the 1940 Act.  Notwithstanding anything in this Agreement to the contrary, neither the Target Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 8.2.

8.3       On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.4       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the Target Trust to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.5        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6       If and to the extent that the Board of Trustees of the Target Trust deems it advisable for federal income tax purposes, the Target Fund may declare, and if it does so, pay, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all years or periods up to and including the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all years or periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all years or periods up to and including the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.7       For a period beginning at the Closing Date and ending no less than six years thereafter, Sentinel will have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former trustees and officers of the Target Trust, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

8.8       Each of the Acquiring Trust and the Target Trust will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)        The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(g)        The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request of the Target Fund and the Acquiring Fund, as well as the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations.

ARTICLE IX

 EXPENSES

9.1       Except as otherwise provided, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, and the Target Trust, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone, Sentinel and/or their respective affiliates as agreed to by such parties.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; and (f) legal fees.  The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the shareholders of the Target Fund are residents.

9.2       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party if such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

 TERMINATION

10.1     This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund.  In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)        of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)        a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2     In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Target Trust, the trustees or officers of the Acquiring Trust or the trustees or officers of the Target Trust, to the other party, but Touchstone and Sentinel will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XI

 AMENDMENTS

11.1      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Target Trust.

ARTICLE XII

HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT; GOVERNING LAW;
 ASSIGNMENT; LIMITATION OF LIABILITY

12.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

12.2     This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

12.3     The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

12.4    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

12.5     This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

12.6     This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the Target Trust without the written consent of the other party.  Nothing in this Agreement expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

12.7     It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and the Target Trust, on behalf of the corresponding Target Fund, as if each party had executed a separate document.  No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

12.8     With respect to the Acquiring Trust, the names used in this Agreement refer to the Acquiring Trust and the Acquiring Fund and, the trustees, as trustees but not individually or personally, acting under the Restated Agreement and Declaration of Trust, as amended, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Acquiring Trust.  The obligations of the Acquiring Trust entered into in the name or on behalf of any of the trustees, representatives or agents of the Acquiring Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Acquiring Trust personally, but bind only the property of the Acquiring Fund, and all persons dealing with the Acquiring Fund must look solely to property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

12.9      The Target Trust is a Delaware statutory trust organized in series of which the Target Fund constitutes one such series, and the Target Trust is executing this Agreement with respect to the Target Fund only.  Pursuant to the governing instrument of the Target Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Fund are enforceable against the assets of the Target Fund only, and not against the assets of the Target Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Trust generally or any other series thereof are enforceable against the assets of the Target Fund.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

TOUCHSTONE VARIABLE SERIES TRUST,
on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

SENTINEL VARIABLE PRODUCTS TRUST,
on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

For purposes of paragraph 9.1 only:

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization (TVST)]

For purposes of paragraphs 8.7 and 9.1 only:

SENTINEL ASSET MANAGEMENT, INC.

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization (TVST)]

EXHIBIT A

The following table sets forth (i) each Target Fund and (ii) the corresponding Acquiring Fund:

Target Fund, each a series of the Target Trust	Acquiring Fund, each a series of the Acquiring Trust
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

SCHEDULE 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•	Any undischarged obligations to the trustees of the Target Trust under the trustees’ deferred compensation plan.
•
Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Trust, on behalf of the Target Fund, and Sentinel (including any recoupment by Sentinel or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).

•
Any liabilities or penalties resulting from the termination of material contracts or other commitments of the Target Trust or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

SCHEDULE 7.4

Contracts

•
Investment Advisory Agreement, dated as of November 8, 2002, by and between Sentinel Variable Products Trust and Sentinel Asset Management, Inc. (f/k/a NL Capital Management, Inc.) related to the SVP Balanced and SVP Bond Funds, as amended.

•
Investment Advisory Agreement, dated as of November 1, 2000, by and between Sentinel Variable Products Trust and Sentinel Asset Management, Inc. (f/k/a National Life Investment Management Company, Inc.) related to the SVP Common Stock and SVP Small Company Funds.

•	Fee Waiver/Expense Reimbursement Agreement dated as of April 30, 2017, by and between Sentinel Variable Products Trust and Sentinel Asset Management, Inc. (SVP Balanced Fund).
•	Custody Agreement, dated as of October 1, 2000, by and between State Street Bank and Trust Company, Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, as amended.
•	Securities Lending Authorization Agreement, dated as of March 21, 2006, between Sentinel Group Funds Inc., Sentinel Variable Products Trust and State Street Bank and Trust Company, as amended.
•
Fund Participation Agreement, dated as of April 29, 2009, among Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Sentinel Variable Products Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services Company.

•	Fund Participation Agreement, dated as of September 7, 2007, by and between the Sentinel Variable Products Trust, Sentinel Financial Services Company and Phoenix Life and Annuity Company.
•	Fund Participation Agreement, dated as of September 7, 2007, by and between the Sentinel Variable Products Trust, Sentinel Financial Services Company and PHL Variable Insurance Company.
•	Fund Participation Agreement, dated as of September 7, 2007, by and between the Sentinel Variable Products Trust, Sentinel Financial Services Company and Phoenix Life Insurance Company.
•
Fund Participation Agreement, dated as of March 30, 2012, by and among Symetra Life Insurance Company, Sentinel Variable Products Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services Company.

•	Participation Agreement, dated as of July 27, 2000, by and among National Life Insurance Company, Sentinel Variable Product Trust and Equity Services, Inc.

•	Rule 22c-2 Agreement, dated April 17, 2007 by and among National Life Insurance Company and Sentinel Variable Products Trust.
•
Transfer and Assumption Agreement, dated as of May 18, 2007, by and among Equity Services, Inc., Sentinel Financial Services Company, National Life Insurance Company and Sentinel Variable Products Trust.

•	Fund Services Agreement, dated as of July 27, 2000, by and between Sentinel Variable Products Trust and Sentinel Administrative Services, Inc. (f/k/a Sentinel Administrative Service Corporation).
•	Distribution Agreement, dated as of May 18, 2007, between Sentinel Financial Services Company and Sentinel Variable Products Trust.
•	Client Agreement, dated February 26, 2013, between Sentinel Variable Products Trust and J.P. Morgan Securities LLC.
•
Second Amended and Restated CCO Cost Sharing Agreement dated as of December 9, 2004, amended and restated as of November 26, 2007 and amended and restated December 6, 2016 by and among Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, Sentinel Asset Management, Inc., and National Life Insurance Company, on behalf of its federally registered variable insurance products separate accounts.

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

All of the investment policies noted in the table below are fundamental investment limitations that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

The fundamental investment limitations of the Target Funds and the Acquiring Funds are set forth in the table below.

	Target Funds(1)	Acquiring Funds
Borrowing Money
The Fund may not borrow money except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities.
The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting	The Fund may not act as an underwriter of securities issued by others.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not invest more than 25% of its total assets in a particular industry (although a Fund may from time to time invest more than 25% of its assets in broad industrial sectors).(2)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry.

B-1

	Target Funds(1)	Acquiring Funds
Real Estate	The Fund may not deal in real estate.
The Fund may not purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Commodities	The Fund may not deal in commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

Loans	The Fund may not loan money, although a Fund may lend securities.
The Fund may not make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

B-2

	Target Funds(1)	Acquiring Funds
Diversification	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
(All Acquiring Funds except Touchstone Common Stock Fund) The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Purchase Securities	The Fund may not purchase securities on margin.	—
Trust Securities	The Fund may not purchase from or sell to any officer, director or employee of the Trust, the Adviser, SFSC or a sub-advisor (or any of their officers or directors) any securities other than shares of beneficial interest of the Trust.	—
Natural Resources	The Fund may not invest in oil, gas or other mineral exploration or development programs or leases.	—
Single Issuer	The Fund may not purchase more than 10% of the voting securities of any issuer.	—
Control	The Fund may not invest companies for purposes of exercising control or management.	—

(1)
The Target Funds may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
For purposes of the Target Funds’ fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

B-3

EXHIBIT C:  CONTROL PERSONS, PRINCIPAL HOLDERS OF SECURITIES AND NUMBER OF VOTES

The shareholders of each Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Funds owned as of the Record Date.  Each Target Fund offers a single class of shares.  As of the Record Date, the total number of shares of each Target Fund outstanding and entitled to vote and the corresponding number of votes was as set forth in the table below.

Target Fund	Number of Shares	Number of Votes
Sentinel Variable Products Balanced Fund	1,205,822.018	16,722,984.27
Sentinel Variable Products Common Stock Fund	8,994,940.633	154,712,978.88
Sentinel Variable Products Bond Fund	5,149,038.204	48,967,353.32
Sentinel Variable Products Small Company Fund	4,601,082.096	67,589,895.99

As of the Record Date, the Officers and Trustees of the Sentinel Funds owned less than 1% of any Target Fund.  As of the Record Date, the Officers and Trustees of the Acquiring Trust owned less than 1% of any Acquiring Fund. For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of a Fund that would have been owned by such parties assuming the Reorganization had occurred on the Record Date.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.
C-1

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Target Fund before the Reorganization	Percentage of Ownership of Target Fund after the Reorganization
Sentinel Variable Products Balanced Fund
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	73,806.040	6.12%	6.12%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	90,347.846	7.49%	7.49%
	NATIONAL LIFE INSURANCE COMPANY SA VA5 ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	105,655.127	8.76%	8.76%
	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	314,911.943	26.12%	26.12%
	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	584,670.639	48.49%	48.49%
C-2

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Target Fund before the Reorganization	Percentage of Ownership of Target Fund after the Reorganization
Sentinel Variable Products Common Stock Fund
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	475,293.198	5.28%	5.28%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	627,545.649	6.98%	6.98%
	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	974,981.359	10.84%	10.84%
	NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	1,609,763.522	17.90%	17.90%
C-3

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Target Fund before the Reorganization	Percentage of Ownership of Target Fund after the Reorganization
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	4,928,157.929	54.79%	54.79%
Sentinel Variable Products Bond Fund
	GREAT-WEST LIFE & ANN INS CO OF FBO SCHWAB ANNUITIES ONE SOURCE CHOICE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	260,044.315	5.05%	5.05%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	267,472.877	5.19%	5.19%
	NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	540,956.361	10.51%	10.51%
C-4

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Target Fund before the Reorganization	Percentage of Ownership of Target Fund after the Reorganization
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	639,239.476	12.41%	12.41%
	SENTINEL ADVANTAGE ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	854,937.234	16.60%	16.60%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	2,173,771.153	42.22%	42.22%
Sentinel Variable Products Small Company Fund
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	294,669.065	6.40%	6.40%
C-5

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Target Fund before the Reorganization	Percentage of Ownership of Target Fund after the Reorganization
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	931,257.467	20.24%	20.24%
	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	1,263,054.230	27.45%	27.45%
	NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	1,515,381.632	32.94%	32.94%

[1]	On a pro forma basis assuming that the value of the shareholder’s interest in the Fund on the date of the consummation of the Reorganization is the same as the record date.
C-6

EXHIBIT D: PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS MANAGED BY FORT WASHINGTON FOR THE TOUCHSTONE COMMON STOCK FUND

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Fort Washington for the periods indicated with investment goals, policies, strategies, and risks substantially similar to those of the Touchstone Common Stock Fund.  The data is provided to illustrate the past performance of the Sub-Advisor in managing substantially similar accounts and does not represent the performance of the Touchstone Funds.

Performance Comparison
 Fort Washington Large Cap Focused Equity Composite

Average Annual Total Returns
 For the period ended June 30, 2017

	1 Year	3 Years	Since Composite Inception (10/1/2013)
Fort Washington Large Cap Focused Equity Strategy	16.72%	9.24%	12.79%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	17.90%	9.61%	12.58%

The Large Cap Focused Equity Composite (the “Composite”), which is managed by Fort Washington, represents the investment performance track record of Fort Washington’s large cap focused equity strategy, which is the strategy that will be used to manage the Touchstone Common Stock Fund, in two accounts — one affiliated account and one unaffiliated acount. The accounts comprising the Composite are not subject to the same types of expenses to which the Touchstone Common Stock Fund is subject, including certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code.  Thus, the performance results for the Composite could have been adversely affected if the account had been regulated as an investment company under federal securities and tax laws.

The Composite’s returns are net of actual fees and expenses and reflect the reinvestment of all income. Actual fees are not reflective of the expenses of the Touchstone Funds and may vary depending on, among other things, the applicable fee schedule and portfolio size.  All returns are expressed in U.S. dollars.  Past performance of the Composite is not indicative of future results.  As with any investment there is always the potential for gains as well as the possibility of losses.
D-1

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL VARIABLE PRODUCTS TRUST SENTINEL VARIABLE PRODUCTS BALANCED FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST.  The undersigned shareholder(s) of Sentinel Variable Products Balanced Fund, revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Variable Products Balanced Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 10:00 a.m., Eastern time, at the offices of Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  The shares of Sentinel Variable Products Balanced Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such.  If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
Sentinel Variable Products Balanced Fund
Joint Meeting of Shareholders to Be Held on September 13, 2017.
The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified.  If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:      ■

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Variable Products Balanced Fund (the “Target Fund”), a series of Sentinel Variable Products Trust, to Touchstone Balanced Fund (the “Acquiring Fund”), a series of Touchstone Variable Series Trust, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund.
	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL VARIABLE PRODUCTS TRUST SENTINEL VARIABLE PRODUCTS BOND FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST.  The undersigned shareholder(s) of Sentinel Variable Products Bond Fund, revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Variable Products Bond Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 10:00 a.m., Eastern time, at the offices of Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  The shares of Sentinel Variable Products Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such.  If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
Sentinel Variable Products Bond Fund
Joint Special Meeting of Shareholders to Be Held on September 13, 2017.
The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified.  If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:      ■

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Variable Products Bond Fund (the “Target Fund”), a series of Sentinel Variable Products Trust, to Touchstone Bond Fund (the “Acquiring Fund”), a series of Touchstone Variable Series Trust, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund.
	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL VARIABLE PRODUCTS TRUST SENTINEL VARIABLE PRODUCTS COMMON STOCK FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST.  The undersigned shareholder(s) of Sentinel Variable Products Common Stock Fund, revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Variable Products Common Stock Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 10:00 a.m., Eastern time, at the offices of Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  The shares of Sentinel Variable Products Common Stock Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such.  If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
Sentinel Variable Products Common Stock Fund
Joint Special Meeting of Shareholders to Be Held on September 13, 2017.
The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified.  If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:     ■

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Variable Products Common Stock Fund (the “Target Fund”), a series of Sentinel Variable Products Trust, to Touchstone Common Stock Fund (the “Acquiring Fund”), a series of Touchstone Variable Series Trust, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund.
	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL VARIABLE PRODUCTS TRUST SENTINEL VARIABLE PRODUCTS SMALL COMPANY FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY
THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST.  The undersigned shareholder(s) Sentinel Variable Products Small Company Fund, revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Variable Products Small Company Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 10:00 a.m., Eastern time, at the offices of Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  The shares of Sentinel Variable Products Small Company Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such.  If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
Sentinel Variable Products Small Company Fund
Joint Special Meeting of Shareholders to Be Held on September 13, 2017.
The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified.  If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:      ■

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Variable Products Small Company Fund (the “Target Fund”), a series of Sentinel Variable Products Trust, to Touchstone Small Company Fund (the “Acquiring Fund”), a series of Touchstone Variable Series Trust, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund.
	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

The information contained in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED JULY 25, 2017

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF THE
TARGET FUNDS AND ACQUIRING FUNDS
 (AS DEFINED BELOW)

TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 1.800.543.0407

and

SENTINEL VARIABLE PRODUCTS TRUST
One National Life Drive
Montpelier, Vermont 05604
 1.800.282.3863

 July [•], 2017

This Statement of Additional Information (“SAI”), is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2017, relating specifically to the reorganization of each of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Bond Fund and Sentinel Variable Products Small Company Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Sentinel Variable Products Trust into a corresponding mutual fund advised by Touchstone Advisors, Inc. (“Touchstone Advisors”) as set forth in the table below under the heading Acquiring Funds (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to Sentinel Variable Products Trust or Touchstone Variable Series Trust at the telephone numbers or addresses set forth above.  The reorganizations are to occur pursuant to an Agreement and Plan of Reorganization.

The date of this Statement of Additional Information is [•].

-i-

A.  GENERAL INFORMATION

This SAI relates to the proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Variable Series Trust, on behalf of each Acquiring Fund, and Sentinel Variable Products Trust, on behalf of each Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as set forth in the Plan; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the table below; and (iii) the termination of the Target Fund (each a “Reorganization” and collectively, the “Reorganizations”).

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

B.  INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

(1)      Prospectus relating to the Target Funds dated April 30, 2017, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0001144204-17-023284).

(2)      SAI relating to the Target Funds dated April 30, 2017, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0001144204-17-023284).

(3)      Annual Report relating to the Target Funds for the fiscal year ended December 31, 2016 (previously filed on EDGAR, Accession No. 0001144204-17-013112).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.  Copies of the above-referenced documents may also be obtained upon oral or written request without charge by calling 1.800.282.3863, on the Target Funds’ website at www.sentinelinvestments.com or by writing to Sentinel Investments at P.O. Box 55929, Boston, Massachusetts 02205.

C.  PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganizations because each Target Fund will be reorganized into an Acquiring Fund that is a newly organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Target Fund.  Each Acquiring Fund will adopt the financial statements and financial history of the corresponding Target Fund upon the consummation of the applicable Reorganization.
1

ATTACHMENT A: ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

The Trust

Touchstone Variable Series Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on February 7, 1994.  Touchstone Balanced Fund, Touchstone Common Stock Fund, Touchstone Bond Fund and Touchstone Small Company Fund (each referred to in this Attachment A as an “Acquiring Fund” and collectively as the “Acquiring Funds”) are each a series of the Trust.  Each of Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Small Company Fund is a diversified open-end management investment company. Touchstone Common Stock Fund is a non-diversified open-end management investment company.

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”) is the investment advisor and administrator for the Acquiring Funds.  The Advisor has selected Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors (“Fort Washington”) as the sub-advisor to manage, on a daily basis, the assets of each Acquiring Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”).  Touchstone Securities, Inc. (“Touchstone Securities”) is the principal distributor of the Acquiring Funds’ shares.  Touchstone Securities is an affiliate of the Advisor.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such a result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

History of the Acquiring Funds

Before each Acquiring Fund commences investment operations, the assets of the corresponding Target Fund identified in the table below (each, a “Target Fund” and collectively, the “Target Funds”), will be transferred to the corresponding Acquiring Fund in a tax-free reorganization as set forth in the Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Acquiring Funds, and Sentinel Variable Products Trust, on behalf of the Target Funds.
1

The following table shows each Target Fund and the corresponding Acquiring Fund:

Target Funds	Acquiring Funds
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund
Sentinel Variable Products Bond Fund	Touchstone Bond Fund
Sentinel Variable Products Common Stock Fund	Touchstone Common Stock Fund
Sentinel Variable Products Small Company Fund	Touchstone Small Company Fund

Each Reorganization is expected to occur on or around October 13, 2017 or as soon as practicable thereafter.  As a result of each Reorganization, the performance and accounting history of each Target Fund will be assumed by its corresponding Acquiring Fund.  Financial and performance information included herein is that of the Target Funds.

Permitted Investments and Risk Factors

The Acquiring Funds’ principal investment strategies and principal risks are described in the Joint Proxy Statement/Prospectus.  The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the Acquiring Funds’ principal investment strategies and principal risks.  In addition, although not principal strategies of the Acquiring Funds, the Acquiring Funds may invest in other types of securities and engage in other investment practices as described in the Joint Proxy Statement/Prospectus or in this SAI.  Unless otherwise indicated, the Acquiring Funds are permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Acquiring Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies that may be changed at any time by a vote of the Board, unless designated as a “fundamental” policy.  In addition, any stated percentage limitations are measured at the time of a security’s purchase.

ADRs, ADSs, GDRs, EDRs and CDRs.  The Acquiring Funds may invest in American Depositary Receipts (“ADRs”) and other similar instruments.  ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Acquiring Funds.  EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities.  A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
2

Asset-Backed Securities (“ABS”). Asset-backed securities are secured by assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an asset-backed security transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Borrowing.  The Acquiring Funds may engage in limited borrowing.  Borrowing may exaggerate changes in the net asset value (“NAV”) of an Acquiring Fund’s shares and in the return of the Acquiring Fund’s portfolio.  Although the principal of any borrowing will be a fixed amount, an Acquiring Fund’s assets may change in value during the time the borrowing is outstanding.  An Acquiring Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  An Acquiring Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings.  The Acquiring Funds have adopted fundamental limitations and non-fundamental limitations which restrict each Acquiring Fund’s borrowing.  See the section entitled “Investment Limitations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are debt instruments issued by banks with a fixed or floating interest rate and a specified maturity date. The issuer agrees to pay the principal amount plus interest to the holder on the maturity date of the certificate. Certificates of deposit can usually be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to an Acquiring Fund’s restrictions on illiquid investments.
3

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Acquiring Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Acquiring Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Acquiring Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Commodity Futures Trading Commission Regulation.  The Acquiring Funds and the Advisor claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Acquiring Funds comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.”  Similarly, so long as the Acquiring Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.”  The Advisor, on behalf of the Acquiring Funds and itself, has filed a claim with the CFTC claiming the CPO exemption.  Therefore, neither the Acquiring Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks.  The Acquiring Funds may invest in common stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.
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Convertible Securities.  Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which an Acquiring Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because an Acquiring Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with an  Acquiring Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, an  Acquiring Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If an Acquiring Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Covered Dollar Rolls. An Acquiring Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Acquiring Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed.  This allows the Acquiring Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.
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The Acquiring Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Acquiring Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Acquiring Fund’s right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Acquiring Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Acquiring Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Acquiring Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Acquiring Fund and the use of such transactions will be subject to the Acquiring Fund’s investment limitations on borrowings.  See “Borrowing” and “Investment Limitations.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Acquiring Fund is required to repurchase may be worth less than the securities that the Acquiring Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities.  If the counter-party to which the Acquiring Fund sells the securities becomes insolvent, the Acquiring Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that the Acquiring Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Acquiring Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Acquiring Funds’ borrowing.

Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on U.S. Treasury Securities (“CATS”), U.S. Treasury Investors Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO Strips”), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic un-matured coupon payments and the final principal payment on the U.S. government security.  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described below.  Although typically under the terms of a custodial receipt an Acquiring Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Acquiring Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, if the underlying issuer fails to pay principal and/or interest when due, an Acquiring Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Acquiring Fund had purchased a direct obligation of the issuer.  In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a pass-through entity, the yield on the underlying security would be reduced by any taxes paid.
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Cyber Security Risk.  The Acquiring Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption.  Successful cyber attacks against, or security breaches of, the Acquiring Funds or the Advisor, the sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Acquiring Funds or their shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Acquiring Funds invest, which could result in material adverse consequences for such issuers, and may cause the Acquiring Funds’ investment therein to lose value.

Derivatives.  The Acquiring Funds may invest in various instruments that are commonly known as derivatives.  Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index.  There are many different types of derivatives and many different ways to use them, and there is a range of risks associated with those uses.  Futures and options are commonly used both for traditional hedging purposes to attempt to limit exposure to changing interest rates, securities prices, or currency exchange rates and as a method of gaining exposure to a particular security, securities index or other financial instrument without investing directly in those instruments.  Some uses of derivatives may have the effect of creating leverage, which tends to magnify the portfolio effects of the underlying instrument’s price changes as market conditions change.  Leverage involves the use of a small amount of money to control a large amount of financial assets, and can lead to significant losses.  A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Acquiring Fund.  Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Acquiring Funds.  The use of derivatives for non-hedging purposes may be considered speculative.  A description of the specific derivatives that the Acquiring Funds may use and some of their associated risks is discussed below under the captions “Foreign Securities—Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Leveraging,” “Options” and “Swap Agreements.”
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Equity-Linked Notes.  The Acquiring Funds may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide an Acquiring Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, an Acquiring Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants.  The Acquiring Funds may purchase equity-linked warrants.  Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation.  Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding.  If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock.  Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock.  The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs).  Being American style warrants, they can be exercised at any time.  The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange Traded Funds (“ETFs”).  The Acquiring Funds may invest in ETFs.  An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index.  Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price.  Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF.  ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption.  As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs.  Accordingly, ETF shareholders (including the Acquiring Funds) pay their proportionate share of these expenses.
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Fixed-Income and Other Debt Securities. Fixed-income and other debt securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities, and custodial receipts.  The market value of fixed-income obligations of the Acquiring Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Acquiring Funds.  The market value of the obligations held by an Acquiring Fund can be expected to vary inversely to changes in prevailing interest rates.  As a result, shareholders should anticipate that the market value of the obligations held by the Acquiring Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.  Shareholders also should recognize that, in periods of declining interest rates, an Acquiring Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates; an Acquiring Fund’s yield will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to an Acquiring Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Acquiring Funds’ current yield.  In periods of rising interest rates, the opposite can be expected to occur.  In addition, securities in which an Acquiring Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), are relative and subjective and are not absolute standards of quality.  Although these ratings are initial criteria for selection of portfolio investments, the sub-advisor also will make its own evaluation of these securities.  Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.  A description of the ratings used in this SAI is set forth in Appendix A.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis.  See “When-Issued and Delayed-Delivery Securities” below.

Floating-Rate, Inverse Floating-Rate, and Index Obligations. These securities are debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price.  These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages.  The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  However, the Acquiring Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Acquiring Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon that is reset periodically.  The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.  Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula.  Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.
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Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.  Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized.  The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Securities.  The Acquiring Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs and other depositary receipts.  Investments in the securities of foreign issuers may subject the Acquiring Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of an Acquiring Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Acquiring Fund may incur costs in connection with conversions between various currencies.

Foreign Market Risk.  Each Acquiring Fund may be subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Acquiring Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair an Acquiring Fund’s ability to purchase or sell foreign securities or transfer the Acquiring Fund’s assets or income back into the United States or otherwise adversely affect the Acquiring Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect an Acquiring Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, an Acquiring Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
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Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Acquiring Funds to carry out transactions.  If an Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If an Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Acquiring Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Acquiring Funds to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount an Acquiring Fund can earn on its investments.

Foreign Currency Risk.  While each Acquiring Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:  (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.
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Forward Foreign Currency Contracts.  An Acquiring Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. An Acquiring Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect an  Acquiring Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. An Acquiring  Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. An Acquiring Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of an  Acquiring Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, an Acquiring Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, an Acquiring Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. An Acquiring Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, an Acquiring Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when an Acquiring Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, an Acquiring Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. An Acquiring Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. An  Acquiring Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.
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Emerging Market Securities.  Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of May 31, 2016, the countries in the MSCI Emerging Markets Index included:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.  The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit an Acquiring Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Acquiring Funds.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that an Acquiring Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Acquiring Funds of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons.  This may adversely affect the timing and pricing of an Acquiring Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Acquiring Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds are subject to the provisions of the 1940 Act.  If an Acquiring Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Acquiring Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

Futures Contracts and Options on Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An Acquiring Fund may use futures contracts and related options for  bona fide  hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce an Acquiring Fund’s exposure to price fluctuations, while others tend to increase its exposure. An Acquiring Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, an Acquiring  Fund will only sell covered futures contracts and options on futures contracts.
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Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, an Acquiring Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by an Acquiring Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

An Acquiring Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce an Acquiring Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact an Acquiring Fund’s return. When an Acquiring Fund purchases or sells a futures contract, or sells an option thereon, an Acquiring Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, an Acquiring Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If an Acquiring Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which an Acquiring Fund may undertake and on the potential increase in the speculative character of an Acquiring Funds’ outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of an Acquiring Fund arising from such investment activities.

Illiquid Securities.  Subject to the limitations in the 1940 Act or the rules and SEC staff interpretations thereunder, the Acquiring Funds may invest in illiquid securities.  Current SEC guidance provides that an open-end investment company such as the Acquiring Funds should limit their investments in illiquid securities to no more than 15% of the Acquiring Fund’s net assets.  Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Acquiring Fund’s books.
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Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Acquiring Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Acquiring Funds typically determine the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by an Acquiring Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Acquiring Funds may be required to bear the expenses of registration.

In addition, the Acquiring Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance its capital appreciation potential.  To the extent these investments are deemed illiquid, an Acquiring Fund’s investment in them will be consistent with its restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Acquiring Funds’ Advisor or sub-advisor based on criteria approved by the Board.

Inflation-Indexed Bonds. An Acquiring Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future.  The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Acquiring Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Acquiring Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Interests in Publicly Traded Limited Partnerships.  The Acquiring Funds may invest in interests in publicly traded limited partnerships.  Interests in publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”), and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in an Acquiring Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
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Investment Company Shares.  The Acquiring Funds may purchase investment company shares.  Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not.  As a shareholder of another investment company, an Acquiring Fund and its shareholders would be subject to the same risks as any other investor in that investment company. An Acquiring Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Acquiring Fund’s expenses.  Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  The 1940 Act currently provides, in part, that an Acquiring Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Acquiring Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Acquiring Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Acquiring Fund’s total assets would be invested in the aggregate in all investment companies.

See also “Investment Limitations” and “Permitted Investments and Risk Factors-Exchange-Traded Funds.”

Leveraging.  Leveraging an Acquiring Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of an Acquiring Fund’s shares and in the yield on an Acquiring Fund’s portfolio. Although the principal amount of such borrowings will be fixed, an Acquiring Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for an Acquiring Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that an Acquiring Fund will have to pay, an Acquiring Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Acquiring Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by an Acquiring Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.
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Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties.  Direct debt instruments purchased by an Acquiring Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality.  Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower.  Direct debt instruments may offer less legal protection to an Acquiring Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate an Acquiring Fund to supply additional cash to the borrower on demand at the time when an Acquiring Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

An Acquiring Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  When an Acquiring Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.  An Acquiring Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company.  Some debt securities purchased by an Acquiring Fund may have very long maturities.  The length of time remaining until maturity is one factor the sub-advisor considers in purchasing a particular indebtedness.  The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities.  Securities representing indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them.  The Acquiring Funds may purchase loans from national and state chartered banks as well as foreign ones.  The Acquiring Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.  The Acquiring Funds may also invest in distressed first mortgage obligations and other debt secured by real property.  Each Acquiring Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

These instruments will be considered illiquid securities and will be limited, along with an Acquiring Fund’s other illiquid securities, to not more than 15% of the Acquiring Funds’ net assets.

Lower-Rated Securities.  An Acquiring  Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO or, if unrated, deemed to be of comparable quality by the Acquiring Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by an Acquiring Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.
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Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, an Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, an Acquiring Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, an Acquiring Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If an Acquiring Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of an Acquiring Fund’s investment portfolio and increasing the exposure of an Acquiring  Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit an Acquiring Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, an Acquiring Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and an Acquiring Fund’s NAV.
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Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, an Acquiring Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of an Acquiring Fund’s assets. If an Acquiring Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing an Acquiring Fund’s rate of return.

Taxes:  An Acquiring  Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income to an Acquiring Fund and therefore is subject to the distribution requirements of the Code even though an Acquiring Fund has not received any interest payments on such obligations during that period. Because the original issue discount accrued by an Acquiring Fund in a taxable year is not represented by cash, an Acquiring Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event an Acquiring Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Federal Income Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:   Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  An Acquiring Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  An Acquiring Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, an Acquiring Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Money Market Instruments.  The Acquiring Funds may invest in money market instruments.  Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include:  (i) bankers’ acceptances, certificates of deposits, notes, and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
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Mortgage-Related and Other Asset-Backed Securities.

Asset-Backed Securities:  ABS are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities:  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) (“Ginnie Mae”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of an Acquiring Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
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Government Pass-Through Securities:  Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.
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Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Real Estate Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
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Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Acquiring  Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, an Acquiring Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting an Acquiring  Fund’s ability to buy or sell these securities at any particular time.

Municipal Securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.
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General Obligation Securities.  General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities.  Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g., tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations.  Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, an Acquiring Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes.  Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes.  Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.
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Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds.  Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes.  Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes.  Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds.  Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third-party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by an Acquiring  Fund, an issue of municipal securities may cease to be rated by Moody’s or S&P, or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by an Acquiring Fund. Neither event would require an Acquiring Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, an Acquiring Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.

An Acquiring Fund may invest in municipal securities that are insured by financial insurance companies. If an Acquiring Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to an Acquiring Fund and affect its share price.
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An Acquiring Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by an Acquiring Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

Obligations of Supranational Entities.  Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options.  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, an Acquiring Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If an Acquiring Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or an Acquiring Fund delivers the security upon exercise.

An Acquiring Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that an Acquiring Fund may seek to purchase in the future. An Acquiring  Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for an Acquiring Fund, loss of the premium paid may be offset by an increase in the value of an Acquiring Fund’s securities or by a decrease in the cost of acquisition of securities by an Acquiring Fund.

An Acquiring Fund may write both covered call and put options. An  Acquiring Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When an Acquiring  Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and an Acquiring Fund will realize as profit the premium received for such option. When a call option written by an  Acquiring Fund is exercised, an Acquiring Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by an Acquiring Fund is exercised, an Acquiring Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
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An Acquiring Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the staff of the SEC that OTC options are generally illiquid.

An Acquiring Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by an Acquiring Fund will be “covered,” which means that an Acquiring Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by an Acquiring Fund, an Acquiring  Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount an Acquiring Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and an Acquiring Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
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An Acquiring  Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. An Acquiring Fund may choose to terminate an option position by entering into a closing transaction. The ability of an Acquiring Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When an Acquiring Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

An Acquiring Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by an Acquiring Fund and where the transactions are appropriate to reduce an Acquiring Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. An Acquiring Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of an Acquiring Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while an Acquiring  Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
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Inverse Floaters.  An Acquiring Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares.  The Acquiring Funds may invest in ordinary shares.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Foreign Securities.”

Over-The-Counter Stocks.  The Acquiring Funds may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some over-the-counter stocks in which an Acquiring Fund invests may not be as great as that of other securities and, if the Acquiring Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Receipts.  Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute income for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Acquiring Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in an Acquiring Fund should realize that by investing in REITs indirectly through an Acquiring Fund, he, she or it will bear not only his, her or its proportionate share of the expenses of an Acquiring Fund, but also indirectly, similar expenses of underlying REITs.
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An Acquiring  Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for pass-through of income treatment under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements.  Repurchase agreements are transactions by which an Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, an Acquiring Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Acquiring Funds’ custodian at the Federal Reserve Bank.  An Acquiring Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after an Acquiring Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time an Acquiring Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time an Acquiring Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies.  The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from an Acquiring Fund to the seller subject to the repurchase agreement and is therefore subject to the Acquiring Fund’s investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by an Acquiring Fund subject to a repurchase agreement as being owned by the Acquiring Fund or as being collateral for a loan by the Acquiring Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, an Acquiring Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and an Acquiring Fund has not perfected a security interest in the security, the Acquiring Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Acquiring Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for an Acquiring Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case an Acquiring Fund may incur a loss if the proceeds to the Acquiring Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Acquiring Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that an Acquiring Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
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Reverse Repurchase Agreements.  A reverse repurchase agreement involves a sale by an Acquiring Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Acquiring Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by an Acquiring Fund and are subject to the Acquiring Fund’s limitations on borrowing.  Each Acquiring Fund will fully collateralize its reverse repurchase agreements in an amount at least equal to the Acquiring Fund’s obligations under the reverse repurchase agreement by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Rule 144A Securities.  The Acquiring Funds may invest in Rule 144A securities.  Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act.  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Board.

Sector Focus.  If an Acquiring Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Acquiring Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk.  Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk.  The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand.  In particular, tobacco companies may be adversely affected by new laws, regulations and litigation.  The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
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Energy Sector Risk.  The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending.  Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business.  Oil and gas exploration and production can be significantly affected by natural disasters.  Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions.  Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk.  The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.  Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations.  These actions have caused the securities of many financial services companies to experience a dramatic decline in value.  Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Health Care Sector Risk.  The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  Many healthcare companies are heavily dependent on patent protection.  The expiration of patents may adversely affect the profitability of these companies.  Many healthcare companies are subject to extensive litigation based on product liability and similar claims.  Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.  Many new products in the healthcare sector may be subject to regulatory approvals.  The process of obtaining such approvals may be long and costly.

Industrials Sector Risk.  The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general.  The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.  Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector.  Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk.  Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.  Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns.  Companies in the materials sector are at risk for environmental damage and product liability claims.  Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
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Technology Sector Risk.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.  Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel.  The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.  Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.  Companies in the information technology sector are heavily dependent on patent and intellectual property rights.  The loss or impairment of these rights may adversely affect the profitability of these companies.  Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.  These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk.  The telecommunications sector is subject to extensive government regulation.  The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies.  Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable.  The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities.  Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.  Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending.  In order to generate additional income, an Acquiring Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of:  (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Acquiring Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  The Acquiring Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by an Acquiring Fund is subject to investment risk and the Acquiring Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever an Acquiring Fund’s portfolio securities are loaned:  (1) the Acquiring Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Acquiring Fund must be able to terminate the loan at any time; (4) the Acquiring Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Acquiring Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Acquiring Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings.  See “Investment Limitations” below.
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Senior Securities.  Senior securities may include any obligation or instrument issued by an Acquiring Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales.  In a short sale, an Acquiring Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, an Acquiring Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. An Acquiring Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. An Acquiring Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which an Acquiring Fund has a short position can range from one day to more than a year. Until an Acquiring Fund replaces the security, the proceeds of the short sale are retained by the broker, and an Acquiring Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, an Acquiring Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to an Acquiring Fund with respect to the securities that are sold short. The lending of securities is considered a form of leverage that is included in a lending Acquiring Fund’s investment limitation related to borrowings. See “Investment Limitations” below.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless an Acquiring Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. To the extent an Acquiring Fund engages in short sales, it will comply with these requirements.

Sovereign Debt.  Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
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Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments.  When an Acquiring Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by an Acquiring Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by an Acquiring Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, an Acquiring Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by an Acquiring Fund will not exceed 10% of the value of an Acquiring Fund’s total assets calculated immediately after each stand-by commitment is acquired. An Acquiring Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”). An Acquiring Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.
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Structured Notes.  An Acquiring Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of an Acquiring Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from an Acquiring Fund. If a swap agreement calls for payments by an  Acquiring Fund, an Acquiring Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. An Acquiring Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, an Acquiring Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify an Acquiring Fund’s gains or losses. If an Acquiring Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of an Acquiring Fund’s accrued obligations under the swap agreement over the accrued amount an Acquiring Fund is entitled to receive under the agreement. If an Acquiring Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of an Acquiring Fund’s accrued obligations under the agreement.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that an Acquiring Fund will be committed to pay.
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Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating-rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating-rate swaps involve the exchange of fixed interest rate cash flows for floating-rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, an Acquiring Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if an Acquiring Fund enters into a swap where it agrees to exchange a floating-rate of interest for a fixed rate of interest, an Acquiring Fund may have to pay more money than it receives. Similarly, if an Acquiring Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating-rate of interest, an Acquiring Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. An Acquiring Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating-rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between an Acquiring  Fund and a counterparty that enables the Acquiring Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows an Acquiring Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows an Acquiring Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, an Acquiring Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to an Acquiring Fund. As the protection buyer, an Acquiring Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to an Acquiring Fund in the event of a default or similar event. In addition, when an Acquiring Fund is a protection buyer, the Acquiring Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

An Acquiring Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Acquiring Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Acquiring Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, an Acquiring Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, an Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if an Acquiring Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.
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In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Acquiring Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Acquiring Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, an  Acquiring Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Acquiring Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Acquiring Fund writes a swaption, upon exercise of the option by the buyer of the option, the Acquiring Fund will become obligated according to the terms of the underlying swap agreement.

Whether an Acquiring Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, an Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Temporary Defensive Investments.  An Acquiring Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

U.S. Government Securities. An Acquiring Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.
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Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Variable-Rate Demand Notes. An Acquiring Fund may purchase variable-rate demand notes.  Variable-rate demand notes that the Acquiring Funds may purchase are debt instruments that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest with proper notification or at specified intervals from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand notes in which the Acquiring Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  These instruments have coupon rates that reset periodically at intervals ranging from daily to up to thirteen months and may be based upon LIBOR or other short-term interest rates such as U.S. Treasury bills or the Fed Funds rate.  The coupon rate on these securities resets at a level that causes its value to approximate par.  Each Acquiring Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund’s quality standards from an NRSRO or unrated variable-rate demand notes determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by an Acquiring Fund in the event of default in the payment of principal or interest on the underlying securities, then the Acquiring Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets an Acquiring Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Acquiring Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet an Acquiring Fund’s quality standards, such Acquiring Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable rate demand notes may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities.  Each Acquiring Fund may hold variable rate demand notes on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable rate demand notes is made in relation to money market or short-term interest rates, the variable rate demand notes are not comparable to long-term fixed-rate securities.  Accordingly, interest rates on the variable rate demand notes may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.
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Warrants and Rights.  The Acquiring Funds may invest in warrants and rights.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that an Acquiring Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make an Acquiring Fund a shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued and Delayed-Delivery Securities. An Acquiring Fund will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  An Acquiring Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, an Acquiring Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase.  In connection with these investments, each Acquiring Fund will direct the custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased.  These assets will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of an Acquiring  Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent assets are segregated, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in an Acquiring Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, an Acquiring Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Acquiring Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
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When the time comes for an Acquiring Fund to make payment for securities purchased on a when-issued or TBA basis, the Acquiring Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Acquiring Fund’s payment obligation.)

Zero Coupon and Pay-in-kind Securities.  Zero coupon corporate or U.S. government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Pay in-kind securities pay interest through the issuance of additional securities.  Zero coupon securities do not require the periodic payment of interest.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  These investments may experience greater volatility in market value than securities that make regular payments of interest.  The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accrued, to the extent that an Acquiring Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.

Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  They also include Coupons Under Book Entry System (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Investment Limitations

Fundamental Investment Limitations.  The following investment limitations are fundamental policies of the Acquiring Funds which cannot be changed with respect to an Acquiring Fund without the consent of the holders of a majority of the Acquiring Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Acquiring Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Acquiring Fund are present or represented by proxy, or (ii) more than 50% of the Acquiring Fund’s outstanding shares, whichever is less.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The following fundamental investment limitations apply to each Acquiring Fund, except as noted below:
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1.        An Acquiring Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.        An Acquiring Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.        An Acquiring Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.        An Acquiring Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5.        An Acquiring Fund may not purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.        An Acquiring Fund may not may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.        An Acquiring Fund may not make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.        (All Acquiring Funds except Touchstone Common Stock Fund) An Acquiring Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Limitations.  Each Acquiring Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following non-fundamental investment limitations apply to each Acquiring Fund:
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1.        In complying with the fundamental investment restriction regarding issuer diversification, an Acquiring Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.        In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, an Acquiring Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  The Touchstone Bond Fund may borrow money, except through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%.

3.        In complying with the fundamental investment restriction with regard to making loans, an Acquiring Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Acquiring Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

In addition, the Touchstone Bond Fund may not:

1.        Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

2.        Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

3.        Pledge, mortgage, or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

4.        Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.
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5.        Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

6.        Invest for the purpose of exercising control or management.

7.        Purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment.

8.        Invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board has determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees.

9.        Invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board of Trustees).

10.      Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

11.      Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.
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12.       Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets.

An Acquiring Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, an Acquiring Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

Trustees And Officers

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and for the Trustees, number of funds overseen in the “Touchstone Fund Complex” and other directorships held.  All funds managed by the Advisor are part of the Touchstone Fund Complex.  The Touchstone Fund Complex consists of the Trust, the Trust Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust. The funds that comprise the Touchstone Fund Complex are referred to as the “Touchstone Funds.”  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held by Trustee(3)
Interested Trustee(1):
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	41
IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.

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Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held by Trustee(3)
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	41
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business service company) from 2003 to January 2015.	41	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (Charitable Organization) from November 2012 to 2013.	41	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to present.	41
SaverSystems, Inc. from 2015 to the
present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to present.	41
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare non-profit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

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(1)
Ms. McGruder, as a director of the Advisor and Touchstone Securities, and an officer of affiliates of the Advisor and Touchstone Securities, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)
As of April 30, 2017, the Touchstone Fund Complex consisted of 6 series of the Trust, 21 series of the Touchstone Strategic Trust, 13 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

(3)	Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers:
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operating Officer of IFS Financial Services, Inc. (a holding company)
Ellen Blanchard BNY Mellon Investment Servicing (US) Inc. 201 Washington St, 11th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of BNY Mellon Investment Servicing (US) Inc.

(1)	Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Additional Information About the Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisor(s), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Trust.
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In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure.  The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chair of the Board.  The Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management outside of the Board.  Except for any duties specified, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on any other member of the Board.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Trust has effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chair is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day portfolio management of the Trust; (2) the extent to which the work of the Board is conducted through the standing committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chair; and (4) the Interested Chair’s additional roles as a director of the Advisor and Touchstone Securities and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Acquiring Fund’s operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.
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Board Oversight of Risk.  Consistent with its responsibilities for oversight of the Trust and each Acquiring Fund, the Board, among other things, oversees risk management of the Acquiring Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Acquiring Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to each Acquiring Fund, including the administrator, Touchstone Securities, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures, and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss compliance issues and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Acquiring Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Trust.

Standing Committees of the Board.  The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.
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Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices, and internal controls.  Mr. Gale is Chair of the Audit Committee.  During the fiscal year ended December 31, 2016, the Audit Committee held four meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended December 31, 2016, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex.  The following table reflects the Trustees’ beneficial ownership in the Touchstone Fund Complex as of December 31, 2016.  The Acquiring Funds will not commence operations until the closing of the Reorganization, and therefore the Trustees do not hold any shares of any Acquiring Fund.

Aggregate Dollar Range of Equity Securities in Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	Over $100,000
Independent Trustees
Phillip R. Cox	None
William C. Gale	None
Susan J. Hickenlooper	Over $100,000
Kevin A. Robie	None
Edward J. VonderBrink	Over $100,000

(1)
As of April 30, 2017, the Touchstone Fund Complex consisted of 6 series of the Trust, 21 series of the Touchstone Strategic Trust, 13 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

Trustee Compensation.  The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2016.
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Name	Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimate Annual Benefits Upon Retirement	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$—	N/A	N/A	$—
Independent Trustees(2)
Philip R. Cox	$21,723	N/A	N/A	$148,500
William C. Gale	$19,888	N/A	N/A	$131,500
Susan J. Hickenlooper	$19,888	N/A	N/A	$131,500
Kevin A. Robie	$18,052	N/A	N/A	$124,500
Edward J. VonderBrink	$18,052	N/A	N/A	$124,500

(1)
As of April 30, 2017 the Touchstone Fund Complex consisted of 6 series of the Trust, 21 series of the Touchstone Strategic Trust, 13 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

(2)
The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended December 31, 2016 was $118,000.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation	$15,500	$4,500	$4,500	$5,000
Lead Trustee Fees	$6,000	—	—	—
Committee Chair Fees	$1,000	$2,000	$2,000	—

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the funds comprising the Touchstone Fund Complex.

The Advisor

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”) is the Acquiring Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) with the Trust dated March 1, 2006, which will take effect with respect to the Acquiring Funds, on or about the Closing Date.  Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Acquiring Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to the Acquiring Funds’ sub-advisor(s).

The Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but will not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
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By its terms, the Advisory Agreement will remain in force with respect to an Acquiring Fund for an initial period of two years and thereafter must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Acquiring Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to an Acquiring Fund, by a majority of the outstanding shares of the Acquiring Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company.  Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure.  The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Acquiring Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Acquiring Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate, or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for an Acquiring Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.  Shareholders of an Acquiring Fund will be notified of any changes in its sub-advisory arrangements.

Fees Paid to the Advisor.  For its services, the Advisor is entitled to receive an investment advisory fee from each Acquiring Fund at an annualized rate, based on the average daily net assets of the Acquiring Fund, as set forth below.  Each Acquiring Fund’s advisory fee is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets during the current month.
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Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Touchstone Bond Fund
All Assets	0.40%
Touchstone Balanced Fund
All Assets	0.55%
Touchstone Common Stock Fund
up to $200 million	0.50%
next $300 million	0.45%
over $500 million	0.40%
Touchstone Small Company Fund
up to $200 million	0.50%
next $300 million	0.45%
over $500 million	0.40%

Each Acquiring Fund will pay the expenses of its operation, including but not limited to the following expenses to the extent the Acquiring Fund directly incurs, or is allocated a portion of, such expenses:  (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Acquiring Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Acquiring Funds in connection with securities transactions to which an Acquiring Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Acquiring Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor.

Expense Limitation Agreement.  Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Acquiring Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Joint Proxy Statement/Prospectus.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (collectively, “Excluded Expenses”).  The Acquiring Funds bear the costs of these Excluded Expenses.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Acquiring Fund’s average net assets during the month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date in which Touchstone Advisors reduced its compensation or assumed expenses for the Acquiring Fund. The Acquiring Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Acquiring Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Acquiring Fund’s current expense limitation.
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Because the Acquiring Funds will not commence operations until the Closings of the Reorganizations, as of the date of this SAI the Acquiring Funds have not paid advisory fees to the Advisor, and the Advisor has not waived fees or reimbursed expenses of the Acquiring Funds.  For the fiscal periods ended December 31, 2016, 2015 and 2014, the Target Funds paid the following advisory fees to Sentinel Asset Management, Inc. (“Sentinel”):

Target Fund	2016	2015	2014
Sentinel Variable Products Balanced Fund
Fees Accrued	$84,637	$87,675	$86,481
Fees Waived	$4,768	$0	$0
Net Advisory Fee Paid	$79,869	$87,675	$86,481
Sentinel Variable Products Common Stock Fund
Fees Accrued	$759,435	$899,614	$1,030,850
Fees Waived	$0	$0	$0
Net Advisory Fee Paid	$759,435	$899,614	$1,030,850
Sentinel Variable Products Bond Fund
Fees Accrued	$213,161	$256,780	$260,994
Fees Waived	$0	$0	$0
Net Advisory Fee Paid	$213,161	$256,780	$260,994
Sentinel Variable Products Small Company Fund
Fees Accrued	$284,063	$275,872	$292,774
Fees Waived	$0	$0	$0
Net Advisory Fee Paid	$284,063	$275,872	$292,774

The Sub-Advisor and Portfolio Managers

The Advisor has selected Fort Washington as the sub-advisor to manage all of the assets of each Acquiring Fund pursuant to a sub-advisory agreement.  The sub-advisor makes the investment decisions for each Acquiring Fund’s assets allocated to the sub-advisor, and continuously reviews, supervises, and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the sub-advisor will not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties; or from reckless disregard of its obligations or duties thereunder.

For its services, the sub-advisor receives a fee from the Advisor.  As described in the Joint Proxy Statement/Prospectus, the sub-advisor receives sub-advisory fees with respect to each Acquiring Fund that it sub-advises.  The sub-advisor’s fee with respect to each Acquiring Fund is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets allocated to the sub-advisor during the current month.  The compensation of any officer, director or employee of the sub-advisor who is rendering services to a Fund is paid by the sub-advisor.
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Sub-Advisor Control.  Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor and a subsidiary of and controlled by Western & Southern Investment Holdings, LLC.  Western & Southern Investment Holdings, LLC is a subsidiary of and controlled by The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.

The following chart lists the Acquiring Funds’ portfolio managers, the number of each portfolio manager’s other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in such managed accounts as of December 31, 2016.  Listed below the chart is (i) a description of the portfolio managers’ compensation structure as of December 31, 2016 and (ii) a description of any material conflicts that may arise in connection with a portfolio manager’s management of an Acquiring Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in the allocation of investment opportunities between an Acquiring Fund and the other accounts managed by the portfolio manager as of December 31, 2016.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Assets of Other Accounts Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$507	0	$0
Other Accounts	24	$1,034	0	$0
Timothy J. Policinski(2)
Registered Investment Companies	1	$55	0	$0
Other Pooled Investment Vehicles	1	$446	0	$0
Other Accounts	58	$1,663	0	$0
Daniel J. Carter(3)
Registered Investment Companies	1	$55	0	$0
Other Pooled Investment Vehicles	1	$446	0	$0
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Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Assets of Other Accounts Managed subject to a Performance Based Advisory Fee (million)
Other Accounts	58	$1,663	0	$0
Jason Ronovech(4)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)	Mr. Wilhelm will serve as portfolio manager of the Touchstone Balanced Fund and the Touchstone Common Stock Fund.
(2)	Mr. Policinski will serve as portfolio manager of the Touchstone Balanced Fund and the Touchstone Bond Fund.
(3)	Mr. Carter will serve as portfolio manager of the Touchstone Balanced Fund and the Touchstone Bond Fund.
(4)	Mr. Ronovech serves as the portfolio manager of the Sentinel Small Company Fund and will serve as portfolio manager of the Touchstone Small Company Fund.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of the portfolio manager’s respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the board of directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan. Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 6% of earnings saved.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Acquiring Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures that it believes are reasonably designed to address such conflicts.
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Because each Acquiring Fund will not commence operations until the consummation of the Reorganization of the corresponding Target Fund, none of the portfolio managers own shares of the Acquiring Funds as of the date of this SAI.

The Administrator

The Advisor has entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for:  supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Acquiring Funds.  For its services, the Advisor receives an annual fee of 0.145% on the first $20 billion of the aggregate average daily net assets; 0.11% on the next $10 billion of aggregate average daily net assets; 0.09% on the next $10 billion of aggregate average daily net assets; and 0.07% on the aggregate average daily net assets over $40 billion.  The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.  Because the Acquiring Funds will not commence operations until the Closings of the Reorganizations, as of the date of this SAI the Advisor has not received fees under the Administration Agreement.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust.  BNY Mellon provides sub-administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI.)

Touchstone Securities

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Acquiring Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is the principal underwriter of the Acquiring Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of each Acquiring Fund are offered to the public on a continuous basis.  Touchstone Securities receives no compensation under the Distribution Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because she is a Director of Touchstone Securities and an officer of affiliates of Touchstone Securities.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to Touchstone Securities.

The Distribution Agreement will remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Acquiring Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Acquiring Fund, or (ii) by Touchstone Securities, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement will also automatically terminate in the event of its assignment.
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Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

Brokerage Transactions

Decisions to buy and sell securities for the Acquiring Funds and the placing of the Acquiring Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisor and are subject to review by the Advisor and the Board.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for an Acquiring Fund, taking into account such factors as the overall direct net economic result to the Acquiring Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.  This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that an Acquiring Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Acquiring Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Acquiring Funds and the sub-advisor, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom an Acquiring Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with an Acquiring Fund.

The Acquiring Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Acquiring Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  An Acquiring Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Acquiring Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Acquiring Funds with other brokers.  The Acquiring Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Convergex Execution Solution LLC.
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In certain instances, there may be securities that are suitable for an Acquiring Fund as well as for one or more of the sub-advisor’s other clients.  The sub-advisor makes investment decisions for an Acquiring Fund and for its other clients to achieve their respective investment objectives.  The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner.  This system may detrimentally affect the price of a security purchased, sold, or held by an Acquiring Fund, but this detrimental effect is offset by the Acquiring Fund’s ability to participate in volume transactions, which could lead to better executions for the Acquiring Fund.

Proxy Voting

The Acquiring Funds have adopted the sub-advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Acquiring Funds, including procedures used when a vote presents a conflict between the interests of an Acquiring Fund’s shareholders and those of the sub-advisor or its affiliates.  A copy of the sub-advisor’s proxy voting policies is included in Appendix B to this SAI.  Information regarding how those proxies were voted during the most recent twelve-month period ended June 30th is available by August 31st of that year without charge, upon request, by calling toll free 1.800.543.0407 or on the SEC’s website at http://www.sec.gov.  The Acquiring Funds’ N-PX will also be available on the SEC’s website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.

Code of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, the sub-advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees, as applicable (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by an Acquiring Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

Portfolio Turnover

An Acquiring Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Acquiring Fund.  High turnover may result in an Acquiring Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Acquiring Fund.  A 100% turnover rate would occur if all of an Acquiring Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate. Because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, the Acquiring Funds have no prior portfolio turnover information.
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During the fiscal years ended December 31, 2016 and 2015, the Target Funds had the following portfolio turnover rates:

Target Fund	2016	2015
Sentinel Variable Products Balanced Fund	30%	38%
Sentinel Variable Products Bond Fund	197%	117%
Sentinel Variable Products Common Stock Fund	6%	9%
Sentinel Variable Products Small Company Fund	68%	77%

Disclosure of Portfolio Holdings

The Touchstone Funds have adopted policies and procedures for disclosing the Acquiring Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Trust’s Chief Compliance Officer.

No compensation will be received by an Acquiring Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1.	A request made by a sub-advisor for an Acquiring Fund (or that portion of an Acquiring Fund) that it manages.
2.	A request by executive officers of the Advisor for routine oversight and management purposes.
3.
For use in preparing and distributing routine shareholder reports, including disclosure to the Acquiring Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed with the SEC within 60 days after the end of each calendar quarter, and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Acquiring Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within 1 to 10 business days after fiscal year end.  The Acquiring Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Acquiring Funds provides their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

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4.	A request by service providers to fulfill its contractual duties relating to the Acquiring Funds, subject to approval by the Chief Compliance Officer.
5.
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6.	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.
7.	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.
Other portfolio holdings disclosure policies of the Acquiring Funds include:

•
The Acquiring Funds provides their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Acquiring Funds provides their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least 15 days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8.
The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about the Acquiring Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2017, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS Bondedge
Morningstar, Inc.
 Bloomberg, LP
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Employees of the Advisor and the Acquiring Funds’ sub-advisor that are access persons under the Acquiring Funds’ Code of Ethics have access to Acquiring Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Acquiring Funds’ assets and the Acquiring Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), has access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of an Acquiring Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Acquiring Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

Determination of Net Asset Value

The securities of each Acquiring Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees.

The Acquiring Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances these investments may be valued under the Acquiring Funds’ fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Description of Shares

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of each Acquiring Fund.  Each share of an Acquiring Fund represents an equal proportionate interest in the Acquiring Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Acquiring Fund, after satisfaction of all outstanding liabilities and expenses of the Acquiring Fund.  Shareholders have no preemptive rights or subscription rights, except as the Trustees may determine.  The Declaration of Trust provides that the Board may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.
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The Trust is an entity of the type commonly known as a Massachusetts business trust.  The Trust’s Declaration of Trust states that shareholders have no interest in the Trust property other than the beneficial interest conferred by their shares, and shareholders cannot be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of shares.

The Trust’s Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to the Trust or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust), or for any error of judgment or mistake of fact or law, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

The Trust’s Declaration of Trust also provides that the Trustees and officers shall be indemnified by the Trust to the fullest extent permitted by law, against all liabilities and expenses reasonably incurred by such Trustee or officer in connection with any claim, action, suit, or proceeding in which such person is made a party or otherwise by virtue of being or having held such position with the Trust and against amounts paid or incurred by that individual in settlement thereof, except against any liability to the Trust or the shareholders by reason of a final adjudication by the court or other body that the person engaged in willful misfeasance, bad faith, reckless disregard or gross negligence of the duties involved in the conduct of such person, or with respect to any matter as to which the trustee or officer shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

Each shareholder is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and a fractional dollar amount shall be entitled to a proportional fractional vote.  Each Acquiring Fund, as a separate series of the Trust, votes separately on matters affecting only the Acquiring Fund.  Shareholders of each class of an Acquiring Fund will vote separately on matters pertaining solely to that Acquiring Fund or that class.  The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed with or without cause by a vote of two-thirds of the remaining Trustees or by a vote of shareholders holding at least two-thirds of the voting power of the outstanding shares of the Trust.

Derivative Claims of Shareholders

The Trust’s Declaration of Trust contains provisions regarding derivative claims of shareholders.  Under these provisions, a shareholder does not have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim.  The demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.  A Trustee is not deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that the Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.  Any such demand must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand.  The Trustees must consider a demand within 45 days of its receipt by the Trust, and in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class thereof, as appropriate.  Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.  Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the shareholders to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.
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The Trust’s Amended and Restated By-Laws provide that the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”).  The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.
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This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.  If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

OTHER PURCHASE AND REDEMPTION INFORMATION

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the applicable Acquiring Fund, the Acquiring Fund may accept payment for shares in securities.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Acquiring Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally taxable.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of an Acquiring Fund’s shareholders, the Acquiring Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Acquiring Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Acquiring Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of an Acquiring Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of the Acquiring Fund’s NAV at the beginning of such period.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Federal Income Taxes

This is for general information only and not tax advice.  For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Acquiring Fund or Acquiring Funds selected as an investment option.  Holders of variable contracts are urged and advised to consult their own tax advisors for information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

The following discussion summarizes certain U.S. federal income tax considerations affecting the Acquiring Funds.  This discussion does not address the U.S. federal income tax consequences that might be relevant to holders of variable contracts that invest in an Acquiring Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.

No Acquiring Fund has requested nor will any Acquiring Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.
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General.  For federal income tax purposes, each Acquiring Fund is treated as a separate corporation.  Each Acquiring Fund intends to elect and qualify for taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, an Acquiring Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Qualification as a Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Acquiring Fund:  (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year:  (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of an Acquiring Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, an Acquiring Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Acquiring Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If an Acquiring Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If an Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Acquiring Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of an Acquiring Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Acquiring Fund on that amount of capital gain.
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The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for an Acquiring Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Acquiring Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Acquiring Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Acquiring Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the gross income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If an Acquiring Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Acquiring Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.  In addition, if an Acquiring Fund fails to qualify as a RIC, the Acquiring Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Acquiring Fund in computing its taxable income.  Because such tax amount would be payable at the Acquiring Fund level, it is likely the owners of variable contracts who have indirectly invested in the Acquiring Fund would effectively bear the cost of this tax.  In addition, owners of variable contracts may be taxed for federal income tax purposes currently on the investment earning under their contracts and thereby lose the benefit of tax deferral.
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Excise Tax.  If an Acquiring Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Acquiring Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  The Excise Tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts and other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the RIC.  The Trust intends that each Acquiring Fund will either qualify for this exception or will make sufficient distributions each year to avoid imposition of the Excise Tax.

Capital Loss Carryforwards.  The excess of an Acquiring Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Acquiring Fund’s next taxable year and the excess of an Acquiring Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Acquiring Fund’s next taxable year. If carried forward capital losses offset future gains, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. An Acquiring Fund cannot carry back or carry forward any net operating losses.

Tax Treatment of Shareholders.  Each insurance company separate account (a “Separate Account”) that invests in the Acquiring Funds must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “annuities” or “life insurance contracts” under the Code.  If a Separate Account is not sufficiently diversified and the contracts are not treated as annuities or life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Acquiring Funds to that Separate Account, and on all sales, exchanges or redemptions of the Acquiring Funds’ shares by that Separate Account.
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If all of the beneficial interests in an Acquiring Fund are held by one or more Separate Accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of such Acquiring Fund, rather than treating the interest in the Acquiring Fund as a separate investment of each Separate Account investing in the Acquiring Fund.  Beneficial interests in the Acquiring Funds are currently being offered only to Separate Accounts and other qualifying holders.

Each Acquiring Fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any Separate Account invested wholly in an Acquiring  Fund would also satisfy such diversification requirements.  In particular, the Acquiring Funds will diversify their investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment.  However, in the case of U.S. government securities, each government agency or instrumentality will be considered to be a separate issuer.  The undertaking by the Trust to ensure that the Acquiring Funds meet such diversification requirements may limit the ability of the Acquiring Funds to make certain otherwise permitted investments.  If an Acquiring Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, or should fail to qualify as a RIC under the Code, it is possible that Separate Accounts invested in the Acquiring Fund would not be treated as adequately diversified and that contracts invested in those Separate Accounts would not be treated as annuity or life insurance contracts under the Code.

Original Issue Discount And Market Discount.  An Acquiring Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, an Acquiring Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures or is disposed of.  An Acquiring Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by an Acquiring Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Acquiring Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Acquiring Fund will not receive cash.  Absent an election by an Acquiring Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though an Acquiring Fund holding such securities receives no interest payments in cash on such securities during the year.
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Each Acquiring Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above that is currently includable in income, even though cash representing such income may not have been received by such Acquiring Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by an Acquiring Fund (even if such sales are not advantageous) or, if permitted by such Acquiring Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event an Acquiring Fund realizes net capital gains from such sales, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such sales.

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses an Acquiring  Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by an Acquiring Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require an Acquiring  Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of an Acquiring Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount an Acquiring Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  An Acquiring Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by an Acquiring Fund lapses such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When an Acquiring Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by an Acquiring Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the excise price plus the premium received when it wrote the option is more or less than the basis of the underlying security.
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Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which an Acquiring Fund may invest.  Offsetting positions held by an Acquiring  Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If an Acquiring Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  An Acquiring Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to an Acquiring Fund may differ.  Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  Further, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

In circumstances where an Acquiring Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, an Acquiring Fund may make or receive periodic net payments.  An Acquiring Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Acquiring Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, an Acquiring Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for federal income tax purposes as ordinary income or loss.
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Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Acquiring Fund as a RIC might be adversely affected.  The Acquiring Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if an Acquiring Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If an Acquiring Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures, or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but loss is not realized) from the constructive sale.  The character of gain from a constructive sale will depend upon an Acquiring Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on an Acquiring Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by an Acquiring Fund will be deemed a constructive sale.  The foregoing will not apply, however, to an Acquiring Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Acquiring Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Acquiring Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Wash Sales.  An Acquiring Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by an Acquiring Fund from the disposition of stock or securities at a loss if identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or after the sale.

Short Sales.  An Acquiring Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by an Acquiring Fund.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If an Acquiring Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during an Acquiring Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code.  If an Acquiring Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.
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Other Regulated Investment Companies.  Generally, the character of the income or capital gains that an Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, an Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when an Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that an Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from an Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  An Acquiring Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests:  (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If an Acquiring Fund acquires any equity interest in a PFIC, such Acquiring Fund could be subject to federal income tax and interest charges (a “deferred tax amount”) on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Acquiring Fund distributes the PFIC income to its shareholders. The balance of the PFIC income that is not treated as a “deferred tax amount” will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Because the payment of this tax would be payable at the Acquiring Fund level and would reduce the Acquiring Fund’s economic return from its investment in PFIC shares, it is likely the purchaser of a variable contract would effectively bear the cost of this tax.  To the extent an Acquiring Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Acquiring Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, an Acquiring Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, if applicable, even if the QEF did not distribute those earnings and gain to the such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
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An Acquiring Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Acquiring Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, an Acquiring Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  An Acquiring Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, an Acquiring Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Acquiring Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to an Acquiring Fund by creating current recognition of income without the concurrent recognition of cash.  The foreign currency income or loss will increase or decrease an Acquiring Fund’s investment company income distributable to its shareholders.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed an Acquiring Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.

Foreign Taxation.  Income received by an Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of an Acquiring Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, and the Acquiring Fund meets the distribution requirements described above, such Acquiring Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Acquiring Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Acquiring Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Acquiring Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Acquiring Fund that will “pass-through” for the year, if any.

REITs.  An Acquiring Fund may invest in REITs.  Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  An Acquiring  Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by an Acquiring Fund from a REIT generally will not constitute qualified dividend income.
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An Acquiring  Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of an Acquiring Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Acquiring Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.

Distributions.  Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Distributions of any net realized long-term and short-term capital gains earned by an Acquiring Fund will be made at least annually.  Because you do not own shares of the Acquiring Funds directly, your tax situation is not likely to be affected by an Acquiring Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Acquiring Funds’ shares, may be affected.  Each Acquiring Fund’s distributions may be taxed as ordinary income or capital gains.  Each Acquiring Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

Backup Withholding.  Each Acquiring Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Acquiring Fund if (i) the shareholder fails to furnish such Acquiring Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Acquiring Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must generally file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
77

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in an Acquiring Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Taxation of Variable Contracts.  For a discussion of the tax consequences of variable contracts, please refer to your insurance company’s Separate Account prospectus.

Variable contracts purchased through insurance company Separate Accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner.  Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59½.  Only the portion of a distribution attributable to income is subject to federal income tax.  Investors are urged and advise to consult with their own tax advisors for a more complete discussion of possible tax consequences in a particular situation.

As discussed above, Section 817(h) of the Code provides that the investments of a Separate Account underlying a variable insurance contract (or the investments of a RIC, the shares of which are owned by the variable Separate Account) must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance for federal income tax purposes.  The U.S. Department of the Treasury has issued regulations prescribing these diversification requirements.  Each Acquiring Fund intends to comply with these requirements.  If an Acquiring Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company Separate Account invested in the Acquiring Fund may not be treated as an annuity or life insurance for federal income tax purposes and may no longer be eligible for tax deferral.

Variable Separate Account holders are urged and advised to consult their own tax advisor with respect to the federal, state, local, foreign and other tax consequences of an investment in a variable separate account.

Control Persons and Principal Security Holders

Persons or organizations beneficially owning more than 25% of the outstanding shares of an Acquiring Fund are presumed to “control” the Acquiring Fund.  As a result, those persons or organizations could to influence an action taken by a Fund if such action requires a shareholder vote.

The inception date of each Acquiring Fund will be on the closing date of the Reorganization of the corresponding Target Fund, each of which is expected to occur on or about October 13, 2017 or as soon as practicable thereafter.  The Acquiring Funds have no shareholders as of the date hereof.

As of July 24, 2017, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of a Target Fund were as follows:
78

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Fund
Sentinel Variable Products Balanced Fund
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	79,271.917	6.54%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	98,780.805	8.16%
	NATIONAL LIFE INSURANCE COMPANY SA VA5 ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	106,758.717	8.81%
	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	315,867.251	26.08%
	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	574,154.482	47.40%
Sentinel Variable Products Common Stock Fund
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	478,652.990	5.38%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	619,624.725	6.96%
	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	952,529.342	10.70%
	NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	1,600,935.191	17.99%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	4,868,506.904	54.70%
79

Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Fund
Sentinel Variable Products Bond Fund
GREAT-WEST LIFE & ANN INS CO OF FBO SCHWAB ANNUITIES ONE SOURCE CHOICE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	259,842.371	5.10%
PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	263,274.824	5.17%
NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	541,916.090	10.63%
GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	607,555.100	11.92%
SENTINEL ADVANTAGE ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	855,600.185	16.79%
PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	2,162,341.304	42.42%
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Target Fund	Name and Address	Number of Shares	Percentage of Ownership of Fund
Sentinel Variable Products Small Company Fund
PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2E GREENBUSH NY 12061-4137	291,698.759	6.37%
PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	928,154.447	20.26%
SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	1,253,480.578	27.36%
NATIONAL LIFE VARITRAK ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	1,509,812.359	32.96%

As of July 24, 2017, the Trustees and officers of the Sentinel Variable Products Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Sentinel Variable Products Trust and of the Target Funds.

Custodian

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Target Funds.
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Transfer and Sub-Administrative Agent

Transfer Agent.  The Trust’s transfer agent, BNY Mellon Investment Servicing (US) Inc., is located at 4400 Computer Drive, Westborough, Massachusetts 01581.  BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Acquiring Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Acquiring Fund, plus out of-pocket expenses.  The Acquiring Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services, and providing reports for meetings of the Board.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Financial Statements

Upon consummation of each Reorganization, each Acquiring Fund will adopt the financial statements of the corresponding Target Fund, which are incorporated herein by reference.  The Annual Report and Semi-Annual Report for the Target Funds may be obtained free of charge prior to the consummation of the Reorganization by calling 1.800.282.FUND (3863).  You may also obtain the annual or semi-annual reports, as well as other information about the Target Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov.
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APPENDIX A — DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1)  This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
A-1

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
A-3

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•          Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•          Nature of and provisions of the obligation;

•          Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:
A-4

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

 “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-5

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
A-6

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
A-7

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
A-8

APPENDIX B — PROXY VOTING POLICIES

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;
•	increase shareholder value; and
•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third-party to determine how the proxy should be voted; and
•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

B-1

Sentinel Variable Products Trust

PROSPECTUS

Dated April 30, 2017

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Small Company Fund

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Variable Products Funds • National Life Drive • Montpelier, VT 05604

Fund Summaries	1
Sentinel Variable Products Balanced Fund	1
Sentinel Variable Products Bond Fund	7
Sentinel Variable Products Common Stock Fund	12
Sentinel Variable Products Small Company Fund	16
Additional Information About Each Fund	20
Investment Objectives and Strategies	20
Investment Risks	27
Disclosure of Portfolio Securities	36
Share Classes	36
Purchasing and Selling Fund Shares	36
Pricing Fund Shares	37
Dividends, Capital Gains and Taxes	38
Index Descriptions	38
Management of the Funds	39
Financial Highlights	40
To Get More Information	42

In this prospectus, each Sentinel Variable Products Fund is referred to individually as a “Fund.” Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser for each Fund.

We cannot guarantee that any Fund will achieve its investment objective(s).

Fund Summaries

Sentinel Variable Products Balanced Fund

NOTICE: Each Fund has announced a proposed reorganization transaction. Please see “Summary of Proposed Reorganization Transactions” at the beginning of “Additional Information About Each Fund”.

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses@	0.02%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver and/or Expense Reimbursement*	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.87%

@
“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

*
The Fund's investment advisor has contractually agreed, effective April 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses), on an annualized basis, to 0.85% of average daily net assets through April 30, 2018. The Fund may have to repay some of these waivers and reimbursements to the Fund’s investment adviser in the following two years. This agreement may be terminated upon 90 days' notice by a majority of the non-interested Trustees of the Fund.

1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Balanced Fund	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds, with at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.

With respect to equities, Sentinel's investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies it believes have the potential to earn above-average rates of return on capital and generate free cash flow. Additionally, earnings revision trends are important. The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest categories of Moody's (Aaa to Baa) and Standard & Poor's (AAA to BBB). No more than 20% of the Fund's total assets may be invested in lower-quality bonds, sometimes called “junk bonds” (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

The Fund may make unlimited investments in U.S. government mortgage-backed securities ("MBS") issued and/or guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.
2

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may sell a security if the fundamentals of the issuer of the security are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to fund redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Asset Allocation Risk. The Fund's allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.
•
Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

•
Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•
General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.

•
General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•	Government Securities Risk. U.S. government securities are subject to low, but varying degrees, of credit risk, and are also subject to risks applicable to other fixed-income securities, such as market, liquidity and interest rate risks. The ability of government-sponsored entities to repay principal and to make interest payments on the securities in which the Fund invests may be impacted by changes in legislative or regulatory action, or general business and economic conditions. Certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.
•
High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.

•
Investment Style Risk. The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.

•
Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

3

•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•
Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•
To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with the Standard & Poor's 500 Index. The Fund also compares its performance to the Bloomberg Barclays US Aggregate Bond Index. The Fund compares its performance to this index because the Fund's investment strategy includes investments in the asset classes that comprise the index. The bar chart shows changes in the Fund's performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Standard & Poor's 500 Index and the Bloomberg Barclays US Aggregate Bond Index, please see “Index Descriptions” on page 38 of this Prospectus.
4

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 11.76% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.35% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SVP Balanced Fund	7.42	8.95	6.02
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95
Bloomberg Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	2.65	2.23	4.34

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012.
5

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
6

Sentinel Variable Products Bond Fund

NOTICE:  Each Fund has announced a proposed reorganization transaction. Please see “Summary of Proposed Reorganization Transactions” at the beginning of “Additional Information About Each Fund”.

Investment Objective

The Fund seeks high current income while seeking to control risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses@	0.03%
Total Annual Fund Operating Expenses	0.70%

@
"Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Bond Fund	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or  in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 197% of the average value of its portfolio.

7

Principal Investment Strategies

The Fund invests mainly in investment grade bonds. The Fund normally invests exclusively in fixed-income securities, which may from time to time include related derivatives. At least 80% of the Fund's assets will normally be invested in the following types of bonds and related derivatives:
1.	Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
2.	Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities and dollar roll transactions;
3.	Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4.
Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor’s, which Sentinel believes have investment qualities comparable to investment-grade corporate securities.

The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Sentinel to be of comparable credit quality. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may make unlimited investments in U.S. government mortgage-backed securities ("MBS") issued and/or guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•
Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and  liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

8

•
General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.

•
Government Securities Risk. U.S. government securities are subject to low, but varying degrees, of credit risk, and are also subject to risks applicable to other fixed-income securities, such as market, liquidity and interest rate risks. The ability of government-sponsored entities to repay principal and to make interest payments on the securities in which the Fund invests may be impacted by changes in legislative or regulatory action, or general business and economic conditions. Certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•
High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.

•	Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.
•
Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•
To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with the Bloomberg Barclays US Aggregate Bond Index. The bar chart shows changes in the Fund's performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Bloomberg Barclays US Aggregate Bond Index, please see “Index Descriptions” on page 38 of this Prospectus.

9

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 5.93% (quarter ended June 30, 2009) and the lowest return for a quarter was -2.78% (quarter ended June 30, 2013).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SVP Bond Fund	0.81	1.91	4.50
Bloomberg Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	2.65	2.23	4.34

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

10

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11

Sentinel Variable Products Common Stock Fund

NOTICE:  Each Fund has announced a proposed reorganization transaction. Please see “Summary of Proposed Reorganization Transactions” at the beginning of “Additional Information About Each Fund”.

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Common Stock Fund	$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

12

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which have historically paid regular dividends. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel's investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that it believes have the potential to earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to fund redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•
Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•
General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•
Investment Style Risk. The Fund uses a “blend” strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.

•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•
Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of the Standard & Poor's 500 Index. The bar chart shows changes in the Fund's performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Standard & Poor’s 500 Index, please see “Index Descriptions” on page 38 of this Prospectus.

13

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 17.21% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.36% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SVP Common Stock Fund	11.26	13.27	7.59
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Hilary Roper, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

14

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

15

Sentinel Variable Products Small Company Fund

NOTICE:  Each Fund has announced a proposed reorganization transaction. Please see “Summary of Proposed Reorganization Transactions” at the beginning of “Additional Information About Each Fund”.

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses@	0.01%
Total Annual Fund Operating Expenses	0.79%

@
"Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Small Company Fund	$79	$246	$428	$954

16

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small-capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion.  For these purposes the market cap is determined at the time of purchase.  The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true if the holding size exceeds the portfolio managers' company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•
General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•
Illiquid Securities Risk. Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.

•
Investment Style Risk. The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.

•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•
Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•
Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

17

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of the Russell 2000® Index. The bar chart shows changes in the Fund's performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Russell 2000® Index, please see “Index Descriptions” on page 38 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 16.27% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.27% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SVP Small Company Fund	20.23	13.70	8.52
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	21.31	14.46	7.07

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Ronovech, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2013.

18

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

19

Additional Information About Each Fund

Summary of Proposed Reorganization Transactions

Sentinel has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. (“Touchstone”) has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

Under the terms of the agreement, each of the Funds will be reorganized into a newly created series of Touchstone Variable Series Trust (the “Reorganizations”), and subsequently will be advised by Touchstone under their sub-advised mutual fund approach.

Each of the proposed reorganizations have been approved by the Board of the Trust.  Shareholders of each Fund in the Trust must approve the Reorganization with respect to their individual Fund.  A proxy statement will be filed with the SEC that will contain more detailed information about the Reorganizations (including information about anticipated expense ratios and differences in investment strategy, if any), Touchstone and the proposed portfolio managers.  Once finalized with the SEC, the proxy statement will be sent to the shareholders of the Trust.

Listed below are the Funds, the proposed name of the acquiring series of Touchstone Variable Series Trust, and the anticipated sub-advisor to each Fund.

SVP Fund	Proposed Touchstone Fund (each a series of Touchstone Variable Series Trust)	Touchstone Sub-Advisor
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Bond Fund	Touchstone Bond Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Common Stock Fund	Touchstone Large Cap Focused Equity Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Small Company Fund	Touchstone Small Company Fund	Fort Washington Investment Advisors, Inc.

Investment Objectives and Strategies

Sentinel Variable Products Balanced Fund

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. Equity securities include common stock and related securities,  such as preferred stock and convertible securities. Investing in preferred stock and convertible securities is not a principal investment strategy of the Fund. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.
20

Sentinel's philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities. Notwithstanding the Fund's ability to invest without limitation in foreign securities, as described above, under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody's (Aaa to Baa) and Standard & Poor's (AAA to BBB). No more than 20% of the Fund's total assets may be invested in lower-quality bonds, sometimes called "junk bonds" (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

The Fund may make unlimited investments in mortgage-backed U.S. government securities ("MBS"), including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and by the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). In all of these mortgage-backed securities, the actual maturity and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments, such as exchange-traded futures and options, and other derivatives such as swaps, options on swaps, interest rate caps and floors, credit default swaps and credit indices. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

Although not a principal investment strategy, the Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.
21

Although not a principal investment strategy, the Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may participate in a securities lending program.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Sentinel Variable Products Bond Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies

The Fund invests mainly in investment grade bonds. The Fund normally invests exclusively in fixed-income securities, which may from time to time include related derivatives. At least 80% of the Fund's assets will normally be invested in the following types of bonds and related derivatives:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor 's or any other nationally recognized statistical rating organization;
2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities and dollar roll transactions;
3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor’s, which Sentinel believes have investment qualities comparable to investment grade corporate securities.

The Fund's policy of investing, under normal circumstances, at least 80% of its assets in bonds is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.
22

Although not a principal strategy, the Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks. The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Sentinel to be of comparable credit quality. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may make unlimited investments in mortgage-backed U.S. government securities ("MBS), including pass-through certificates guaranteed by GNMA. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by FNMA and by FHLMC. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps, interest rate caps and floors, credit default swaps and credit indices) in order to hedge various risks, such as interest rate, credit and currency risk. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may participate in a securities lending program.

Although not a principal investment strategy, the Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.
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The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Although not a principal investment strategy, the Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Sentinel Variable Products Common Stock Fund

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which have historically paid regular dividends. Although not a principal investment strategy of the Fund, when appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel's philosophy which respect to the Fund is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

Although not a principal investment strategy, the Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.
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The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Sentinel Variable Products Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $4 billion. For these purposes the market cap is determined at the time of purchase. The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund's holdings as of March 31, 2017 was approximately $2.6 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

Although not a principal investment strategy, the Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.
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The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. A security may also be sold to meet redemptions.
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Investment Risks

We cannot guarantee that a Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), by visiting sentinelinvestments.com, or by writing to Sentinel Investments at PO Box 55929, Boston, MA 02205-5929. The Funds are not guaranteed or insured by the U.S. government. The value of a Fund's shares is expected to fluctuate.

Principal Equity Securities Risks

Stock Market and Selection Risk. (Balanced, Common Stock and Small Company Funds). Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. (Balanced, Common Stock and Small Company Funds). The Small Company Fund focuses on "growth stocks" and targets stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Common Stock Fund and the equity portion of the Balanced Fund invest in both "growth" and "value" stocks, and/or stocks with characteristics of both, commonly called a "blend" style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if: other investors fail to recognize the company's value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. (Balanced, Common Stock and Small Company Funds). To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector consult the Funds' Statement of Additional Information.

Stocks of Smaller Companies Risk. (Small Company Fund). The stocks of small- and mid-capitalization companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.
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Principal Fixed-Income Securities Risks

Derivatives Risk. (Balanced and Bond Funds). The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Derivative investments can increase Fund losses and/or increase volatility. Derivative instruments may be difficult to price, and may be leveraged so that small changes may produce disproportionate losses for a Fund. Derivatives involve counterparty risk (the risk that the counterparty of the derivative transaction or a clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Funds.

Specific Risks relating to the derivatives used by the Funds:

Futures Contracts and Options on Futures Contracts: A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts and options on futures contracts are subject to risks, including (i) imperfect correlation to the underlying asset, (ii) lack of liquidity, (iii) losses caused by unanticipated market movements, which are potentially unlimited, and (iv) the risk that the counterparty will not perform its obligations.

Swaps: Swaps are two party contracts that generally obligate the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investments in securities because swaps may be leveraged. Swaps also involve the risk that the counterparty may not be able to satisfy its obligations to pay the Fund, and the risk that the Fund may not be able to satisfy its obligation to pay the counterparty. Certain swaps, including but not limited to certain interest rate swaps, are required to be executed on a regulated exchange or trading facility and cleared through a regulated clearinghouse, involving the risk of a default by or insolvency of the clearinghouse. Swaps may also be difficult to value.

Credit Default Swaps: A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Options: The Funds may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the Investment Company Act of 1940, as amended.

Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
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Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Forward Contracts: The Funds may invest in forward contracts. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency or other asset at a future date at a specified price. Forward contracts may be used by Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to "lock in" the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

A Fund's use of certain derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involve other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the counter traded derivatives), the risk of difficulties in pricing and valuation. Credit default swaps involve special risks because they are difficult to value and are subject to credit and liquidity risk. Certain derivative transactions may involve substantial leverage risk and the Funds could lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Tax Risks of Derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

General Fixed-Income Securities Risk. (Balanced and Bond Funds). The market prices of bonds, including those issued by the U.S. government, generally go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices of the bonds held by the Funds. Fixed-income securities may also be difficult to purchase and sell in adverse market conditions. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, investment grade bonds may be downgraded or default. During periods of declining interest rates, or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.

Government Securities Risk. (Balanced and Bond Funds). U.S. government securities in which the previously mentioned Funds invest include securities issued and/or guaranteed by the U.S. Treasury, U.S. government agencies or government-sponsored entities. U.S. government securities are subject to low, but varying degrees of credit risk, and are still subject to other general risks applicable to fixed-income securities, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government, securities issued and/or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. The Government National Mortgage Association (GNMA), a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Government-sponsored entities (whose obligations are not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), the Federal Home Loan Bank system (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). If a government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. Although securities backed by the full faith and credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due.
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Lower-Quality Bonds Risk. (Balanced and Bond Funds). The lower-quality bonds, sometimes called "junk bonds", in which the Balanced and Bond Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

Mortgage-Backed Securities Risk. (Balanced and Bond Funds). Mortgage-backed securities (residential and commercial) represent interests in "pools" of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates increase, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value. When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The residential mortgage market in the United States at times has experienced difficulties that may adversely affect the performance and market value of certain of the Funds' mortgage-related investments.

To-Be-Announced ("TBA") Securities Risk. (Balanced and Bond Funds). In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
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Principal Foreign Securities Risks

General Foreign Securities Risk. (Balanced, Common Stock and Small Company Funds). Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Foreign Banks and Securities Depositories Risk. (Balanced and Common Stock Funds). Some foreign banks and securities depositories in which the Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.
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Other Principal Investment Risks

Asset Allocation Risk. (Balanced Fund). The Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

High Portfolio Turnover Risk. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to individual shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds during the last fiscal year.

The Bond Fund had a portfolio turnover rate of 197% in its 2016 fiscal year.
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Other Investment Risks

Convertible Securities Risk. (Balanced, Bond and Common Stock Funds). Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates rise and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common shareholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Dollar Rolls Risk. (Balanced and Bond Funds). The use of dollar rolls by the Balanced and Bond Funds tends to increase the portfolio turnover of these Funds. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Investments in Money Market Funds Risk. (All Funds). When investing in a money-market fund, a Fund will indirectly bear its proportionate share of the expenses (including management fees) of the money-market fund in which it invests in addition to its own expenses.

Investments in Other Investment Companies Risk. (All Funds). A Fund investing in other investment companies, including exchange-traded funds ("ETFs"), will indirectly bear the management and other fees of the other investment company in addition to its own expenses.

Not Guaranteed Risk. (All Funds). None of the Funds, including the Bond Fund, is guaranteed or insured by the U.S. government. The value of each Fund's shares is expected to fluctuate.

Preferred Stock Risk. (Common Stock Fund). Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements Risk. (All Funds). If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. (Balanced, Bond and Small Company Funds). Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers or are subject to other legal or contractual restrictions on resale. Sentinel may determine that certain Rule 144A securities in which the Balanced and Bond Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities that are not deemed to be illiquid at the time of purchase may become illiquid. The Funds will not be able to readily resell illiquid securities, and the resale of  some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund's net asset value.
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Securities Lending Risk. (All Funds). Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Short Sales Risk. (Balanced and Bond Funds). Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

Temporary Defensive Position Risk. (All Funds). If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk. (Balanced and Bond Funds). Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced and Bond Funds may not get cash interest payments on these bonds, the Funds nevertheless must accrue the interest for U.S. federal income tax purposes, and, in order to qualify as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"), distribute amounts equal to the income deemed to be earned on an annual basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.
34

Operational Risks

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional attacks and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund's third party service providers (including transfer agents, custodians, sub-advisers and fund accountants), or by the exchanges and clearing houses on which the securities and derivatives that are purchased or sold by the Funds are traded or cleared, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, and a cyber security breach could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. The Funds and the Adviser have established risk management systems designed to reduce the risks associated with cyber security; however, there is no guarantee that such efforts will succeed. Furthermore, the Adviser and the Funds cannot control the cyber security plans and systems of third party service providers, exchanges and clearing houses, or issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result of a cyber security breach.
35

Disclosure of Portfolio Securities

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information.

Share Classes

Sentinel Variable Products Trust issues a separate class of shares of common stock for each Fund. It may establish additional funds in the future, and additional classes of shares. Each share is entitled to one vote per dollar of net asset value as of the close of business on the record date as to any matter on which it is entitled to vote and each fractional share is entitled to a proportional fractional vote. The presence in person or by proxy of 30% of the shares entitled to vote constitutes a quorum.

Based on current federal securities law requirements, the Funds expect that insurance company shareholders of the Funds will offer owners of their respective variable life insurance policies and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their policies and contracts regarding certain matters, such as the approval of investment advisory agreements. If the insurance company does not receive timely instructions from owners of its variable life insurance policies and variable annuity contracts, or if it holds shares that are not attributable to variable life insurance policies or variable annuity contracts, it will vote such shares in the same proportion as the voting instructions that are received for all policies and contracts participating in each Fund. This means that a small number of shareholders can determine the outcome of a vote. The voting instructions received from policy and contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable policies and contracts.

Purchasing and Selling Fund Shares

Shares of the Funds are not available directly to the public. Shares of the Funds are offered, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance policies and variable annuity contracts. Net premiums or net purchase payments under such policies and contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales charges or redemption charges.

On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectus for each separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner, or payee, may allocate his or her interest in a separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

Offering of Fund Shares to Separate Accounts of Insurance Companies
The Funds may offer their shares to separate accounts of insurance companies that are not affiliated with each other and qualified retirement plans under a "mixed and shared" funding arrangement. Due to differences in tax treatment and other considerations, the interests of separate accounts may present certain conflicts of interest. For example, violation of the federal tax laws by one of several insurance company separate accounts investing in a Fund could cause the Fund to lose its tax-deferred status unless remedial actions were taken. The Funds do not foresee such conflicts. The Board of Trustees will continue to monitor the existence of any material conflicts and determine what action, if any, should be taken should one arise. If a Fund were to sell portfolio securities to pay redemption proceeds to a separate account withdrawing because of a conflict, then the Fund's net asset value could decrease.
36

Excessive Trading Policy
Excessive trading (which may be the result of market timing) by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Trustees of the Funds. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that a policyholder has a history of excessive trading (generally six or more in-and-out transactions in a Fund within a rolling twelve-month period), or (ii) that a policyholder's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consult with a separate account or consider trading done in multiple policies under common ownership or control.

Policyholders who engage in certain types of regular transactions may be permitted to invest in the Funds if Sentinel determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of policyholders who may be permitted to invest under this provision are persons who make regular periodic allocations to the subaccount investing in the Fund and persons who regularly rebalance their allocations to the subaccounts investing in the Funds.

The excessive trading policy applies uniformly to all policyholders, including policyholders who trade through intermediaries. However, no Fund makes any representation that it can identify and reject all exchange requests or purchase orders in violation of the policy, and as a result policyholders are subject to the risks described above.

Pricing Fund Shares

Net asset value for each Fund is calculated each day that the New York Stock Exchange ("NYSE") is open, as of the close of business on the NYSE, based on prices at the time of closing of regular trading. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of outstanding shares of each Fund. Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including both long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund's net asset value is calculated, will be fair valued under procedures adopted by the Funds' Board of Trustees (the "Board"). The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by Sentinel, and subject to  its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). Sentinel Administrative Services, Inc., the Funds' administrator and a subsidiary of Sentinel, has an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available are valued at current market value; other securities and assets are valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.
37

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Dividends, Capital Gains and Taxes

Each Fund intends to continue to qualify as a RIC under the Code, and to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income, once per year in December.

Shares of the Funds are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Funds held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

A 30% withholding tax is currently imposed on dividends and will be imposed on the gross proceeds of redemptions paid after December 31, 2018, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Currently, the Funds do not sell shares to any such institutions.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes. An investment cannot be made directly in an index.

The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (Balanced and Bond Funds)
38

The Russell 2000™ Index measures the performance of approximately 2000 small-cap companies within the U.S. equity universe. (Small Company Fund)

The Standard & Poor's 500 Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. (Balanced and Common Stock Funds)

Management of the Funds

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Trustees. Sentinel has the responsibility for making all investment decisions for the Funds.

Sentinel is an indirect, wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Funds' investment advisory contracts call for each applicable Fund to pay Sentinel's fees, which for the fiscal year ended December 31, 2016 were paid at a rate equal to the percentage of the Fund's average daily net assets shown below:

Sentinel Variable Products Balanced Fund	0.55%
Sentinel Variable Products Bond Fund	0.40%
Sentinel Variable Products Common Stock Fund	0.50%
Sentinel Variable Products Small Company Fund	0.50%

Sentinel has contractually agreed, effective April 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the SVP Balanced Fund, on an annualized basis, to 0.85% of average daily net assets through April 30, 2018.

A discussion regarding the basis for the Board of Trustees' most recent approval of the Funds' advisory contracts is available in the Funds' annual report to shareholders for the most recently completed fiscal period ending December 31.

The following individuals manage the Funds:

Balanced Fund
Jason Doiron manages the Balanced Fund with assistance from equity and fixed income portfolio managers and analysts. Mr. Doiron has been employed by Sentinel since 2008 and is Head of Investments at Sentinel. He has co-managed the Fund since 2012. From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada's Capital Markets Group and from 2003 to 2005 he was a Senior Quantitative Analyst - Fixed Income Derivatives for Citigroup Global Investments. Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.

Bond Fund
Mr. Doiron manages the Bond Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since 2009.

Common Stock Fund
Hilary Roper manages the Common Stock Fund. Ms. Roper has been employed by Sentinel since 1998 as an equity analyst and has co-managed or managed the Fund since 2010. She holds the Chartered Financial Analyst designation.

Small Company Fund
Mr. Ronovech manages the Small Company Fund. Mr. Ronovech has managed or co-managed the Fund since 2013.

The teams of investment management personnel may include additional portfolio managers and a number of analysts. The Funds' Statement of Additional Information provides additional information about portfolio manager compensation, other accounts they manage, and their ownership of shares in the Funds they manage.
39

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.

The information in the financial highlights table does not reflect fees and charges associated with the separate accounts of insurance companies that purchase shares of a Fund. If it did, a Fund's expenses would higher, and returns would be lower.

The financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

		Income from Investment Operations					Less Distributions
SVP Fund	Fiscal year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Return of capital	Total distributions	Net asset value, end of year
Balanced
	12/31/12	$11.82	$0.19	$1.16	$1.35	$0.27	$0.77	$–	$1.04	$12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	–	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	–	1.14	13.45
	12/31/15	13.45	0.20	(0.19)	0.01	0.25	0.72	–	0.97	12.49
	12/31/16	12.49	0.15	0.78	0.93	0.18	0.20	0.02	0.40	13.02
Bond
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	–	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	–	–	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	–	–	0.31	9.83
	12/31/15	9.83	0.27	(0.40)	(0.13)	0.32	–	–	0.32	9.38
	12/31/16	9.38	0.14	(0.06)	0.08	0.20	–	–	0.20	9.26
Common Stock
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	–	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	–	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	–	2.61	17.69
	12/31/15	17.69	0.44	(0.39)	0.05	0.49	1.79	–	2.28	15.46
	12/31/16	15.46	0.25	1.49	1.74	0.27	1.41	–	1.68	15.52
Small Company
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	–	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	–	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	–	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	–	2.32	–	2.32	12.14
	12/31/16	12.14	0.01	2.44	2.45	0.01	1.00	–	1.01	13.58

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year.  Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds' investment advisor had not waived a portion of its fee.

**	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3) of the latest Annual Report, if applicable.
#	Represents less than 0.5%.
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Ratios/Supplemental Data

Total return (%)*	Net assets at end of the year (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before contractual expense reimbursements (%)**	Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment income (loss) to average net assets before contractual expense reimbursements (%)**		Portfolio turnover rate (%)
11.44	$14,433	0.83	0.83	1.46		1.46		175
18.88	16,456	0.87	0.87	1.37		1.37		220
7.81	15,963	0.90	0.90	1.31		1.31		76
0.03	15,301	0.87	0.87	1.50	^	1.50	^	38
7.42	15,988	0.85	0.88	1.16		1.13		30

6.53	68,313	0.63	0.63	2.07		2.07		499
(0.33)	61,664	0.67	0.67	2.64		2.64		256
4.01	67,067	0.65	0.65	2.90		2.90		117
(1.29)	57,312	0.67	0.67	2.69		2.69		117
0.81	48,680	0.67	0.67	1.46		1.46		197

15.10	197,250	0.70	0.70	1.73		1.73		0	#
31.73	220,631	0.72	0.72	1.49		1.49		8
10.34	198,524	0.72	0.72	1.57		1.57		13
0.19	161,148	0.72	0.72	2.48	^	2.48	^	9
11.26	149,238	0.73	0.73	1.58		1.58		6

11.44	54,505	0.75	0.75	0.46		0.46		48
34.72	62,134	0.80	0.80	0.09		0.09		47
6.68	57,935	0.78	0.78	0.45		0.45		72
(1.34)	48,938	0.78	0.78		(0.10)		(0.10)	77
20.23	67,102	0.76	0.76	0.08		0.08		68
^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the SVP Balanced Fund by 0.47% and the SVP Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

Amounts designated as "-" are either zero or represent less than $0.005 or $(0.005).
41

To Get More Information

Shareholder Reports
Additional information about the Funds' investments is or will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-732-8939 or by visiting www.nationallifegroup.com.

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Funds to which you have allocated value under your variable life insurance or annuity contract. To receive additional shareholder reports at no cost, call 1 800-732-8939.

Statement of Additional Information
The Funds' Statement of Additional Information contains additional information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-732-8939.

Please contact your registered representative or the Funds at 1-800-732-8939 if you have any questions or would like additional information about the Funds.

The Funds' Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at www.nationallifegroup.com or by calling the Funds at 1-800-732-8939. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC in Washington, D.C.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Sentinel Variable Products Trust	Custodian	Transfer Agent
c/o Sentinel Administrative Services, Inc. P.O. Box 55929 Boston, MA 02205-5929	State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604
Investment Adviser	Counsel	Administrator
Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604
Principal Underwriter	Independent Registered Public Accounting Firm
Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Investment Company Act File No. 811- 09917
42

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2017

SENTINEL VARIABLE PRODUCTS TRUST
National Life Drive
Montpelier, Vermont 05604
 (800) 732-8939

Sentinel Variable Products Balanced Fund ("Balanced Fund")
Sentinel Variable Products Bond Fund ("Bond Fund")
Sentinel Variable Products Common Stock Fund ("Common Stock Fund")
Sentinel Variable Products Small Company Fund ("Small Company Fund")

Sentinel Variable Products Trust (the "Trust") is a managed, open-end investment company, which continuously offers its shares to separate accounts of life insurance companies to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of four separate and distinct funds, the Balanced Fund, the Bond Fund, the Common Stock Fund and the Small Company Fund, referred to hereinafter collectively as the "Funds", and each individually as a "Fund". Each Fund is an open-ended management investment company and each is a diversified investment company. The Funds are described in a Prospectus of the Trust dated April 30, 2017, as supplemented from time to time (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. (the "Adviser") acts as the investment adviser to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Adviser and SFSC are indirect wholly owned subsidiaries of National Life Holding Company and affiliates of National Life Insurance Company ("National Life").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The financial statements of the Funds that are included in the Annual Report to Shareholders of the Funds dated December 31, 2016 (the "Annual Report") have been incorporated by reference in this Statement of Additional Information. The Prospectus and Annual Report, which have been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-732-8939. This Statement of Additional Information has been incorporated by reference into the Prospectus.

THE TRUST	1
INVESTMENT OBJECTIVES AND FUNDAMENTAL INVESTMENT POLICIES	1
NON-FUNDAMENTAL INVESTMENT POLICIES	1
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	3
MANAGEMENT OF THE TRUST	12
PORTFOLIO MANAGERS	16
PRINCIPAL SHAREHOLDERS AND VOTING RIGHTS	18
THE INVESTMENT ADVISER	20
PROXY VOTING PROCEDURES	20
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	21
PRINCIPAL UNDERWRITER	22
FUND SERVICES ARRANGEMENTS	22
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	22
PORTFOLIO TURNOVER	24
CAPITALIZATION	24
PURCHASE AND REDEMPTION OF SHARES	24
DETERMINATION OF NET ASSET VALUE	25
TAXES	26
GENERAL INFORMATION	27
FINANCIAL STATEMENTS	27
APPENDIX A: BOND RATINGS	A-1

THE TRUST

The Trust was formed as a Delaware business trust on March 14, 2000.

INVESTMENT OBJECTIVES AND FUNDAMENTAL INVESTMENT POLICIES

The investment objectives of each of the Funds are set forth in the Prospectus. Each Fund's investment objective is a fundamental investment policy.

Each Fund's fundamental policies, including its investment objective, cannot be changed without the approval of a majority of the outstanding voting securities of such Fund, which, for this purpose and under the Investment Company Act of 1940 (the "Investment Company Act" );means, with respect to each Fund, the lesser of: (i) 67 percent or more of the voting securities of such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of such Fund.

With respect to the submission of a change in fundamental policy or investment objective of each Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

The additional fundamental investment policies of the Funds are listed below. Unless otherwise indicated, each Fund may not:

•	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act;
•	Invest more than 25% of its total assets in a particular industry (although a Fund may from time to time invest more than 25% of its assets in broad industrial sectors);
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Borrow money except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•	Purchase securities on margin;
•	Issue senior securities;
•	Loan money, although a Fund may lend its securities;
•	Deal in real estate;
•	Act as an underwriter of securities issued by others;
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Purchase from or sell to any officer, director or employee of the Trust, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than shares of beneficial interest of the Trust;

•	Deal in commodities or commodities contracts;
•	Invest in oil, gas or other mineral exploration or development programs or leases;
•	Purchase more than 10% of the voting securities of any issuer; or
•	Invest in companies for purposes of exercising control or management.

For purposes of the Funds' fundamental policies, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

The Funds' investment policies will be affected by the insurance laws of certain states, which may impose certain limitations on the permissible investments of the Funds.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board of Trustees of the Trust (the "Board of Trustees", or the "Board") without shareholder approval. Unless an investment policy is specifically identified as a fundamental policy, it will be considered a non-fundamental investment policy that may be changed by the Board, with material changes reported to shareholders. The following are the Funds' non-fundamental investment policies:
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Neither the Common Stock or Small Company Funds may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund. The Balanced and Bond Funds are not subject to this limit with respect to the purchase or sale of derivative instruments. For more information on Funds' use of derivatives, see "Additional Information About Investment Strategies and Risks – Transactions in Derivatives", below.

Under the Investment Company Act, each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the Investment Company Act or related rules or SEC staff interpretations.

All Funds may invest their respective assets entirely or in part in U.S. government securities or an agency thereof, or held as cash deposits in a bank or trust company having assets of not less than $2,000,000,000.

Each Fund may invest in securities of foreign issuers, if such investment is determined by the Adviser to be suitable for such Fund.

Each of the Funds has additional non-fundamental investment policies, as described below:

The SVP Balanced Fund:
•	Must invest at least 25% of its assets in bonds;
•	Must invest at least 25% of its assets in common stocks;
•	May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Adviser determines possess similar credit characteristics);
•	May not invest in illiquid securities, except for fixed income Rule 144A securities that are deemed liquid;
•	May not invest more than 25% of its net assets in repurchase agreements; and
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May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Bond Fund:
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May not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds and related derivatives unless the Fund provides its shareholders with 60 days' prior written notice of such change;

•	May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Adviser determines possess similar credit characteristics);
•	May not invest in illiquid securities, except for fixed income Rule 144A securities that are deemed liquid;
•	May not invest more than 25% of its net assets in repurchase agreements; and
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May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Common Stock Fund:
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May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

•	May not invest in illiquid securities;
•	May not invest more than 25% of its net assets in repurchase agreements; and
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May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Small Company Fund:
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May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

•	May not invest in illiquid securities;
•	May not invest more than 25% of its net assets in repurchase agreements; and
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May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

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Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Exchange-Traded Funds. Exchange-traded funds ("ETFs") represent shares of ownership in mutual funds or unit investment trusts ("UITs") that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. Commodity ETFs, which invest in commodities such as precious metals and natural resources, are not regulated as investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities. They also may be subject to the possibility of expropriation and a lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by U.S. issuers. There may be less publicly available information about foreign issuers than about U.S. issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Illiquid and Restricted Securities. None of the Funds may invest in illiquid or restricted securities except that the Balanced and Bond Funds may invest in fixed income Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser or subadviser provided the board retains sufficient oversight. The Trust's Board of Trustees (the "Board") has adopted policies and procedures for the Balanced and Bond Funds for the purpose of determining whether Rule 144A securities are liquid or illiquid. The policies and procedures give guidelines for the Adviser to make these determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board reviews quarterly purchases and sales of Rule 144A securities by the Balanced and Bond Funds.

To the extent that liquid Rule 144A securities or other securities in which the Funds invest become illiquid due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.
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If an investment becomes illiquid, the Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold the investment or seeking a private sale.

Initial Public Offerings. From time to time, the Adviser may invest for a client, including the Funds, in securities being offered in an initial or secondary public offering ("IPO"), if the Adviser believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Adviser may make different investment decisions for different clients about the same IPO.

A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The fixed-income portion of the Balanced Fund and the Bond Fund may invest in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Adviser's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
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Mortgage-backed securities may be issued in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Balanced and Bond Funds may transact in TBA swaps. Mortgage-backed securities are generally traded on a "to-be-announced", or TBA, basis. In a TBA trade, the seller of the mortgage-backed security agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. A TBA swap is a standard market transaction involving an agreement to purchase one agency mortgage-backed security and a simultaneous agreement to sell a different agency mortgage-backed security. Sales of TBA securities, including those that the Fund does not own, may be used by the Fund's portfolio managers to more efficiently maneuver around the mortgage-backed security market, hedge overall mortgage risk and adjust exposure to certain securities without having to restructure cash and duration profiles.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly "accrued interest" in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund's mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Investment Trusts. REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended ("Code") lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds may use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.
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Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these smaller companies may have higher price/earnings (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications. This sector's risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector. The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, a Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes. The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund. A Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).
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Transactions in Derivatives.

General. The Common Stock, Small Company and Balanced Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.

The Bond Fund and the bond portion of the Balanced Fund may (a) purchase and sell exchange traded and OTC put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

Each of these Funds may utilize options and futures contracts to manage exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Derivatives may also be used by a Fund to replicate permitted investments.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies may limit a Fund's ability to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions. These transactions also could significantly increase the Fund's turnover rate.

Neither the Common Stock or Small Company Funds may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund. The Balanced and Bond Funds are not subject to this limit with respect to the purchase or sale of derivative instruments.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.
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The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange-traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.
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Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Bond and Balanced Funds may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.
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Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be a protection buyer. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Certain swaps, including but not limited to certain interest rate swaps, are required to be executed on a regulated exchange or trading facility and cleared through a regulated clearinghouse, involving the risk of a default by or insolvency of the clearinghouse. Swaps may also be difficult to value.

Internal Limitations. The Funds will observe the following internal limitations with respect to the use of options and futures contracts:

1. None of the Common Stock, Small Company Funds may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts. The Balanced and Bond Funds are not subject to this limit.

2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC derivatives, does not exceed 5% of the total assets of the Fund.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps. Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA (the "exclusion") promulgated by the Commodity Futures Trading Commission (the "CFTC"). Accordingly, neither the Funds nor the Adviser (with respect to any Fund) are subject to registration or regulation as a "commodity pool operator" under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA ("commodity interests"), including futures, options on futures and CFTC-regulated swaps transactions (including options on such swaps transactions). Each Fund currently intends to limit its direct investments in futures, options on futures and CFTC-regulated swaps to the extent necessary for the Adviser and the Fund to continue to claim the exclusion. None of the Funds is intended as a vehicle for trading in the futures, commodity options or CFTC-regulated swaps markets and does not market itself as a commodity pool. Under Rule 4.5 as currently in effect, each Fund intends to limit its trading activity in futures, options on futures and CFTC-regulated swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that it meets one of the following tests:
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• Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

In the event a Fund's investments in commodity interests require the Adviser to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund's expenses may increase, adversely affecting the Fund's return.

Asset Segregation and Coverage. Transactions in certain derivative instruments may expose a Fund to an obligation to another party. Each Fund will comply with guidelines established by the SEC with respect to coverage for these instruments and, if the guidelines so require, will segregate on its books cash or liquid assets in the amount prescribed. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transactions. By setting aside assets equal only to its net obligations, a Fund will have the ability to engage to a greater extent in transactions in derivatives, which may increase the risks associated with such investments. In certain cases, a Fund may enter into an offsetting position rather than segregating or designating liquid assets. A Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. As a result of a Fund's asset segregation policies, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. A Fund may modify its asset segregation policies from time to time.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Tax Risks of Derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund's taxable income or gains and distributions.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association ("FNMA"), which securities are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks); securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"); and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.
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When Issued Purchases. The Bond Fund and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of Delaware and the Investment Company Act. The Board of Trustees currently consists of four Trustees, three of whom are not "interested persons" of the Trust as defined in the Investment Company Act ("non-interested Trustees"). The Chairman of the Board of Trustees is Mehran Assadi, who is an "interested person" of the Trust. Mr. Assadi is President and Chief Executive Officer of National Life Holding Company. The non-interested Trustees have determined that having Mr. Assadi as Chairman provides them with unique access to management, which enables them to better fulfill their role as fiduciaries for the Funds' shareholders, particularly given the Funds' availability through variable insurance products, including those offered by subsidiaries of National Life Holding Company. The Board does not have a lead independent trustee, and the Trustees have determined that, given their number, having such a trustee in that role is not necessary for efficient and effective communications between the Trustees and the Funds' management. During the fiscal year ended December 31, 2016, the Board held four meetings.

The Board has one standing committee, the Audit Committee, which is comprised solely of the non-interested Trustees. The functions of the Audit Committee include: the engagement or discharge of the independent registered public accounting firm; review and evaluation of matters within the scope of the accountants' duties; review with the independent registered public accounting firm of the plan and results of the auditing engagement and the adequacy of the Trust's system of internal accounting controls; review of each professional service provided by the independent registered public accounting firm prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee of the Board. During the fiscal year ended December 31, 2016, the Audit Committee held five meetings.

The Trustees have determined that the Trust's leadership structure is appropriate for the circumstances of the Funds. Each Trustee was selected for his or her individual characteristics and experience, which was determined to be appropriate in light of the nature of the Funds at the time the Trustee was selected.

Day-to-day risk management of the Funds is the responsibility of Adviser. The Board's role is one of oversight of the practices and processes of the Funds and their service providers. The Funds are subject to a number of risks, including investment, compliance and valuation risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues. In addition, the Trustees exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds' portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

With respect to compliance risk, pursuant to Rule 38a-1 under the Investment Company Act, the Board has appointed a Chief Compliance Officer of the Funds, who is responsible for the implementation and testing of the Funds' compliance program. The Chief Compliance Officer is an active participant in the Funds' operations. The Chief Compliance Officer provides the Trustees with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds' compliance program and of the compliance programs of the Funds' service providers. In addition, the Chief Compliance Officer provides the Board with a written compliance risk identification and assessment report annually.

The non-interested Trustees also meet at least annually with the Chief Compliance Officer in an executive session, without representatives from management.

With respect to valuation risk, the Board receives regular written reports from the Funds' fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds' auditors each year in connection with the review of the results of the audit of each Fund's year end financial statements.
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The Board appoints the officers of the Trust, who run the day-to-day operations of the Funds under the Board's supervision. The Board oversees fund risk through their oversight of the Funds' officers, who are elected (or re-elected, as the case may be) by the Trustees each year.

Biographical Information. In addition to the description of each non-interested Trustee's Principal Occupation(s) and Other Directorships set forth in the table below, the following provides additional information about each Trustee's specific experiences, qualifications, attributes or skills each Trustee brings to his or her service on the Board of Trustees. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze his or her duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Trust's Board of Trustees, and that collectively, the Trustees have diverse and balanced experience, qualifications, attributes and skills that enhance the ability of the Board to operate effectively.

Mr. Assadi has been the Chair and a Trustee of the Trust since 2009. Mr. Assadi has held positions at National Life Holding Company since 2003, and, prior to 2003, held various senior positions at other insurance companies. He received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore. The non-interested Trustees believe his experience, and his participation in management, is valuable to them in fulfilling their duties as Trustees.

Mr. Brownell has been president and chief executive officer of the Adviser since 2013, and was chief investment officer ("CIO") of National Life from 2005 to 2016. Since joining National Life in 1992, Mr. Brownell has held a number of positions within what was formerly National Life Investment Management Company and later became the Adviser. Mr. Brownell held a number of positions within National Life prior to being named chief investment officer, including corporate bond portfolio manager and head of the fixed income group. As CIO, Brownell is responsible for setting the investment strategy and asset allocations for National Life Group's investment portfolios. Before joining National Life, Mr. Brownell was an associate in GE Capital's Corporate Finance Group in Stamford, Connecticut. He earned his CFA designation in 1994, his undergraduate degree at Bowdoin College, and an MBA from Babson Graduate School of Management. Mr. Brownell has served as a Director since March 11, 2015. The Directors believe Mr. Brownell is suitable to serve as Director because of his significant experience in the asset management business, and his day-to-day working knowledge of the Trust, the Adviser and the performance of the Funds.

Mr. Dunton has served as an Independent Director since May 23, 2016. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated "audit committee financial expert".

Ms. Miller has served as an Independent Director since May 23, 2016, and served as Chair of the Governance Committee of Sentinel Group Funds, Inc. from 2009 to 2011. Those positions have provided her with extensive knowledge of the operations and business of the Trust and the Funds. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities.

Mr. Pelletier has served as an Independent Director of the Trust since May 23, 2016. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated "audit committee financial expert".

Mr. Raisian has served as an Independent Director of the Trust since May 23, 2016, and as Lead Independent Director since January 1, 2013. These positions have provided Mr. Raisian, an economist and senior fellow of the Hoover Institution at Stanford University, with knowledge of the operations and business of the Trust and the Funds, and has called upon him to exercise leadership and analytical skills.

Mr. Showalter has served as an Independent Director of the Trust since May 23, 2016. He has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system. Those positions have provided Mr. Showalter with significant experience in accounting and financial matters. Mr. Showalter is a designated "audit committee financial expert."
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Ms. Vallot has served as an Independent Director of the Trust since May 23, 2016. She has served as Chair of the Governance Committee of Sentinel Group Funds, Inc. since January 1, 2013 and held this position previously from 2004 to 2009. These roles have provided her with knowledge of the operations and business of the Trust and the Funds. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

Each of the Trustees oversees all of the mutual funds that make up the Sentinel Variable Products Trust. Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72 (unless otherwise agreed by a majority of the Trustees), or until his or her death, resignation, or removal, in each case as provided in the Funds' Declaration of Trust or by statute.

Certain biographical and other information relating to the Trustee who is an officer and "interested person" of the Trust as defined in the Investment Company Act, (the "interested person") and to the other officers of the Trust is set forth below, including their ages, their business activities during the past five years and beyond, the length of time served, the total number of portfolios overseen and public directorships held.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (61) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairperson, President and Chief Executive Officer, from 2004 to 2008; Sentinel Group Funds, Inc. ("SGF") – Director, since 2013
None
Deborah G. Miller (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) – Chief Executive Officer, from 2005 to 2007; SGF – Director, since 1995
Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (53) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Vermont Financial Literacy Commission – Co-Chairperson, since 2015; Vermont's Universal Children's Higher Education Savings Account Program Advisory Committee – Chairperson, since 2015; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004; SGF – Director, since 2013
None
John Raisian, Ph.D. (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Lead Independent Trustee, since June 2016	Hoover Institution at Stanford University – Senior Fellow, since 1986; Director, from 1989 to 2015; SGF – Director, since 1996; Lead Independent Director, since 2013	None
Richard H. Showalter (69) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Audit, Compliance and Valuation Committee Chairperson, since June 2016
Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007; SGF – Director, since 2003; Audit, Compliance & Valuation Committee Chairperson, since 2012
None
Angela E. Vallot (60) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Governance, Contracts and Nominating Committee Chairperson, since June 2016
VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001; SGF – Director, since 1996; Governance, Contracts & Nominating Committee Chairperson, since 2013
None
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Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (58)** National Life Drive Montpelier, VT 05604	Trustee and Chairperson, since 2009
National Life Holding Company (a mutual insurance company) and National Life Insurance Company ("National Life") – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SGF – Director and Chairperson, since 2015
None
Thomas H. Brownell (56)** National Life Drive Montpelier, VT 05604	Trustee, since May 2016; President, since 2013
National Life – Executive Vice President, since 2013; Executive Vice President and Chief Investment Officer, from 2013 to May 2016; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. ("Advisor") – President and Chief Executive Officer, since 2013; SGF – Director, since 2015; President and Chief Executive Officer, since 2013
None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016
Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SGF – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company ("SFSC") – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009
N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008
SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to 2015; Counsel, from 2008 to 2011; SGF – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004
N/A
John K. Landy (57) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI – Senior Vice President, since 2006; SGF – Vice President, since 2003; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Philip G. Partridge, Jr. (40) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since June 2016
Advisor – Vice President, since 2015; Chief Financial Officer, since 2014; SGF – Chief Financial Officer, since 2014; SFSC – Vice President and Chief Financial Officer, since 2015; Vice President and Assistant Treasurer, from 2006 to 2015; Sentinel Administrative Services, Inc. ("SASI") – Vice President and Chief Financial Officer, since 2015
N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since June 2016; Vice President and Treasurer, from 2000 to June 2016	SASI – Vice President, since 2006; SGF – Vice President and Treasurer, since 1997; SASC – Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (35) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009
National Life – Senior Securities Paralegal, since 2010; SGF – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006
N/A
*	Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

**
Mr. Assadi is an "interested person" of the Funds because he is the President and Chief Executive Officer of the Advisor's parent company and Mr. Brownell is an "interested person" of the Funds because he is the President and Chief Executive Officer of the Advisor.

Except for Mr. Teese, who became the Chief Compliance Officer of the Trust on March 10, 2016, the officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. Each Trustee who is not an affiliate of SAMI receives an annual fee of $5,000 from the Trust. The Lead Independent Trustee and chairs of the Audit and Governance Committees are each paid an additional annual fee of $2,000. The Fees paid to Trustees are generally distributed quarterly on a pro rata basis.

It is expected that the Board will have four regular quarterly meetings and one special meeting each year. The Trust also reimburses Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.
15

The following table sets forth compensation for the fiscal year ended December 31, 2016 paid by the Trust to its Trustees and Officers:

Name	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From the Trust
Gary Dunton	$3,750	$0	$3,750
Deborah G. Miller	$3,750	$0	$3,750
John Pelletier	$3,750	$0	$3,750
John Raisian	$4,750	$0	$4,750
Richard H. Showalter, Jr.	$4,750	$0	$4,750
Gregory D. Teese	$16,466	$0	$16,466
Angela E. Vallot	$4,750	$0	$4,750

Share Ownership. Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the Trustees owns any shares of any of the Funds.

Code of Ethics

The Trust's Board of Trustees has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act and the Adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one Fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or Fund. Incentive compensation can be a significant portion of total compensation. Portfolio managers do not receive incentive compensation specifically attributable to their management of the Funds; their incentive compensation is primarily related to the management of series of Sentinel Group Funds, Inc. ("Sentinel retail funds") and is primarily based on relative performance within the Sentinel retail fund's Morningstar category. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks. Incentive compensation for Ms. Roper is based primarily on the performance of the Sentinel retail Common Stock Fund. Incentive compensation for Mr. Ronovech is based primarily on the performance of the Sentinel retail Small Company Fund. Mr. Doiron's incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Sentinel retail Total Return Bond Fund.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more of the Sentinel retail funds.

Portfolio managers are eligible to receive additional incentive compensation based on certain qualitative factors, such as contributions to the Adviser's growth and success through leadership, expertise and collaboration.

In addition, portfolio managers may be awarded long-term equity-based compensation consisting of units whose value is based on the financial performance of Sentinel Investments (consisting of the Adviser, Sentinel Financial Services Company and Sentinel Administrative Services, Inc.) and the Adviser's assets under management. Units vest over a period of time, to create incentives to retain key talent. Participation is generally determined at the discretion of the Adviser, taking into account factors relevant to the portfolio manager's contribution to the success of the Adviser.
16

Incentive compensation and awards of units described above are subject to the annual approval of the National Life Board of Directors.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance defined benefit pension plan. Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.

Portfolio Managers' Fund Ownership

Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the portfolio managers of the Funds owns any shares of any of the Funds.

Conflicts of Interest

In addition to managing the assets of one or more Funds, each portfolio manager has responsibility for managing other client accounts of the Adviser or its affiliates. The tables below show, for the portfolio manager(s) of each Fund the number and asset size of the following types of accounts that they manage: (1) SEC registered investment companies (or series thereof) other than the Funds and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of December 31, 2016.

Portfolio Managers' Management of Registered Investment
 Companies/Series Other Than the Funds
Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance- Based Fee
Jason Doiron	2	$1,289.3 million	None	None
Jason Ronovech	2	$1,080.4 million	None	None
Hilary Roper	1	$1,990.6 million	None	None

Portfolio Managers' Management of Accounts
That Are Not Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
Jason Doiron	11	$22,744 million	None	None
Jason Ronovech	1	$0.3 million	None	None
Hilary Roper			None	None

Portfolio Managers' Management of Accounts
Pooled Investment Vehicles
Portfolio Manager	Number of Unregistered Pooled Investment Vehicles	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
Hilary Roper	1	$28.9 million	None	None
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The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business, National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund, Sentinel retail fund or other account. The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts and/or Sentinel retail funds in addition to one or more of the Funds, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Adviser may have an incentive in managing one account and not with respect to other accounts it manages.

PRINCIPAL SHAREHOLDERS AND VOTING RIGHTS

It is expected that all of the shares of the Trust will be legally owned by various separate accounts of insurance companies that serve as investment vehicles for the insurance companies' variable life insurance and variable annuity contracts, or by National Life in its general account.

As the legal owner of the Trust shares, the insurance companies have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, insurance companies will vote Trust shares at meetings of the shareholders of the Trust or Fund in accordance with instructions of policyowners. Insurance companies may vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received.

If there is a shareholder vote, the insurance company will send policyowners proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Funds that correspond to the accounts in which his or her policy values are allocated. The Trust will determine the number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions by dividing the policy's value in that account by the net asset value per share of the corresponding Fund as of the record date for the shareholder meeting. For each share of a Fund for which policyowners have no interest, including any shares held in National Life's general account, votes will generally be cast, for or against any matter, in the same proportion as policyowners provide voting instructions.

If required by state insurance officials, insurance companies may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Funds, or to approve or disapprove an investment policy or investment adviser of one or more of the Funds. In addition, insurance companies may disregard voting instructions in favor of certain changes initiated by a policyowner or the Fund's Board of Trustees if its disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund's objectives and purposes, and the effect the change would have on the insurance companies. If National Life disregards voting instructions, it will advise policyowners of that action and National Life's reasons for it in the next report to policyowners.

None of the Trustees or officers of the Trust own any shares of the Trust, as they are available only to the separate accounts of insurance companies to serve as investment vehicles for its variable life insurance and variable annuity contracts.

The name, address and percentage of ownership of insurance companies, the separate accounts of which offer shares of the Trust, as of April 1, 2017, are as follows:
18

Fund Name	Name and Address of Owner of Record	Percentage of Ownership
SVP Balanced Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	86.06%
	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	13.94%
SVP Bond Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	28.97%
	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	47.89%
	Great West Life & Annuity Insurance Co Attn: Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	22.99%
	First Symetra National Life Insurance Company of New York 777 108th Ave Bellevue WA 98004-5135	00.15%
SVP Common Stock Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	31.62%
	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	61.93%
	Great West Life & Annuity Insurance Co Attn: Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	6.34%
	First Symetra National Life Insurance Company of New York 777 108th Ave NE Ste 1200 Bellevue WA 98004-5135	0.11%
SVP Small Company Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	65.65%
	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	27.20%
	Great West Life & Annuity Insurance Co Attn: Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	7.16%
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THE INVESTMENT ADVISER

The Adviser provides general supervision of the Funds' investments as well as certain administrative and related services under two investment advisory agreements, one dated November 1, 2000, as amended November 19, 2008, and one dated November 8, 2002 (each an "Advisory Agreement"). The Adviser is a Vermont corporation and an indirect wholly owned subsidiary of National Life Holding Company.

As compensation in full for services rendered under the Advisory Agreements, the Trust will pay to the Adviser a monthly fee determined as follows:

(1) With respect to each of the Common Stock and Small Company Funds: 0.50% per annum on the first $200 million of the Fund's average daily net assets; 0.45% per annum on the next $300 million of such assets; and 0.40% of such assets over $500 million.

(2) With respect to the Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

(3) With respect to the Bond Fund: 0.40% per annum on the average daily net assets of the Fund. The table below shows the total amount of advisory fees paid to the Adviser by each Fund for each of the past three fiscal years:

	Advisory Fee Paid - Fiscal Year Ended
Fund	December 31, 2014	December 31, 2015	December 31, 2016
Variable Products Balanced Fund	$86,481	$87,675	$84,637
Variable Products Bond Fund	$260,994	$256,780	$213,161
Variable Products Common Stock Fund	$1,030,850	$899,614	$759,435
Variable Products Small Company Fund	$292,774	$275,872	$284,063
Aggregate Advisory Fees[1]	$1,671,099	$1,519,941	$1,341,296
[1]	The Adviser waived none of the aggregate advisory fees in the fiscal year ended 2014, none in the fiscal year ended 2015 and $4,768 in the fiscal year ended 2016.

Each Advisory Agreement must be approved annually by a vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or "interested persons", as defined in the Investment Company Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Trust's advisory agreements for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Trust. The Advisory Agreements were last approved by the Board on August 17, 2016.

Each Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Fund.

PROXY VOTING PROCEDURES

The Trust has adopted Proxy Voting Procedures pursuant to which the Board of Trustees delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of its general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Adviser are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-732-8939, at http://www.sentinelinvestments.com/proxy-voting-information or at the SEC's website at http://www.sec.gov.
20

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i)	information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;
(ii)	information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;
(iii)
information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 30 days later than the date of such information; and

Non-Public Disclosure:

(iv)
information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed.

Portfolio holdings information provided under (iii) or (iv) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Adviser nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Trustees or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Trust, such as the Funds' counsel and independent registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•	Board
•	Funds' Independent Registered Public Accounting Firm
•	Funds' custodian
•	Funds' transfer agent
•	Funds' administrator agent (in connection with accounting services)
•	Mutual fund information services - Morningstar, Inc. and Lipper Inc.

21

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

Sentinel Financial Services Company ("SFSC") acts as the principal underwriter of shares of the Funds. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. SFSC receives no compensation from the Trust for acting as principal underwriter. Under the Distribution Agreement, SFSC shall use its best efforts to continuously offer the Funds' shares to separate accounts of insurance companies and other eligible investors. This contract may be terminated by either party thereto on 60 days' written notice, without penalty, and it terminates automatically in the event of its assignment. The Distribution Agreement of the Trust must be approved annually in one of the same ways as described above for the advisory agreement.

FUND SERVICES ARRANGEMENTS

Transfer Agency Services. Sentinel Administrative Services, Inc. ("SASI") provides the Funds with certain transfer agency, fund accounting and financial administration services under a Fund Services Agreement with the Trust. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604.

The Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services, and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. The fixed fee is subject to increase under inflation clauses, to the extent approved by the Board of Trustees. Fees are payable monthly in arrears. During the fiscal years ended December 31, 2016, 2015 and 2014 the Trust paid SASI (or its predecessor) a total of $304,263, $352,072 and $384,222, respectively, for transfer agency and fund accounting and financial administration services.

The Trust's Fund Services Agreement was approved by the Trust's sole shareholder on November 15, 2000 and was last approved by the Trust's Board of Trustees on August 17, 2016. The agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or interested persons, as defined in the Investment Company Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASI and by SASI on 60 days' notice to the Fund.

Custodian Services. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Funds' custodian (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is the Fund's independent registered public accounting firm. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases are generally made for investment and not for trading purposes, except for the fixed-income Funds, where trading may be an important factor. Subject to the direction and control of the Board of Trustees and in accordance with its advisory agreement, the Adviser supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser.

In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

22

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts. The Funds may benefit from research obtained through the commissions paid by the Adviser's other client accounts.

Although research and market and statistical information from brokers and dealers can be useful to the Funds, and to the Adviser, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser's own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, Dow Jones, Factset, First Rain, Gartner, ITG, Morningstar, MSCI, NYSE, Russell Indices, Standard & Poor's, SNL, Sustainalytics and Value Line.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal years ended December 31, 2016, 2015 and 2014, brokerage commissions paid by each Fund were as follows:

Fund	12/31/16	12/31/15	12/31/14
Balanced	$1,338	$2,289	$3,812
Bond	None	None	None
Common Stock	23,874	46,002	78,212
Small Company	117,156	100,152	116,600
Total	$142,368	$148,443	$198,624

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer. Of the total commissions paid by the Funds in 2016, 89.4% was allocated to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Adviser deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) during the most recent fiscal year, listed below is the Fund's aggregate holdings of the securities of such broker or dealer as of the close of the most recent fiscal year:

23

Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of December 31, 2016
Balanced	Morgan Stanley	$211,250

Common Stock	Morgan Stanley	$3,168,750

Small Company	Stifel Nicolaus & Co.	$699,300

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended December 31, 2016 and December 31, 2015, the Funds had the following rates of portfolio turnover:

Fund	2016	2015
Balanced	30%	38%
Bond	197%	117%
Common Stock	6%	9%
Small Company	68%	77%

CAPITALIZATION

The Trust's shares of beneficial interest are fully paid and non-assessable and have no preemptive rights. All shares shall be voted separately by individual Fund, except (i) when required by the Investment Company Act, shares shall be voted in the aggregate and not by separate Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote on such matter, in the aggregate and not by individual Fund. Each whole share is entitled to one vote per dollar of net asset value as of the close of business on the record date, as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Trustee.

The proceeds from the sale of shares of each Fund of the Trust and all assets in which such proceeds are invested, and all income, earnings and profits therefrom irrevocably appertain to that Fund. Such proceeds, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate to and among any one or more of the Funds in such manner and on such basis as they, in their sole discretion, deem fair and equitable. The assets belonging to each particular Fund shall be charged with the liabilities in respect of that Fund and all expenses, costs, charges and reserves attributable to that Fund, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Fund shall be allocated and charged by the Trustees to and among any one or more of the Funds established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

In the case of dissolution or liquidation of the Trust, the shareholders of each Fund of the Trust are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Trust distributed ratably per share, regardless of the Fund.

See "Principal Shareholders and Voting Rights" for information regarding the voting of Fund shares by insurance company separate accounts.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of insurance companies. In the future, the Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to additional insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.
24

Shares of the Funds are sold in a continuous offering. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales or redemption charges.

On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

DETERMINATION OF NET ASSET VALUE

A Fund's net asset value is calculated once, at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of outstanding shares of such Fund.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.  Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' Board of Trustees (the "Board"). The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by the Adviser, and subject to the Boards review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). Sentinel Administrative Services, Inc. ("SASI"), the Funds' administrator and a subsidiary of the Adviser, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by the Adviser, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by the Adviser for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades  occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI, the Funds' administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

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TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and 90% of its net tax-exempt interest income, if any. To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, notwithstanding the availability of certain relief provisions, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Fund's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Fund shares.

Each Fund supports variable life insurance and variable annuity contracts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10 to 15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Funds that may invest in foreign securities may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

A 30% withholding tax is imposed on dividends and will be imposed on the gross proceeds of redemptions paid after December 31, 2016 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on the redemption or exchange of shares) of certain individuals, trusts and estates.

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This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.

GENERAL INFORMATION

Copies of the Trust's Declaration of Trust, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC, to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street Bank and Trust Company or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. SASI is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Trust should be mailed to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, Attn: Registered Insurance Contracts.

The independent registered public accounting firm for the Trust is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Trust.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Trust at December 31, 2016 and for the fiscal years in the period then ended are incorporated by reference to the Trust's 2016 Annual Report to Shareholders.

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APPENDIX A: BOND RATINGS

Standard & Poor's Issue Credit Ratings
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Standard & Poor's Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2. Nature of and provisions of the obligation; and
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C
Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
A-1

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment grade level and/or the issuer's bonds are deemed taxable.
p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk. Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.
Not rated.

Standard & Poor's Short-Term Issue Credit Ratings
A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A-2

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Issue Credit Ratings

Moody's Long-Term Ratings
Aaa
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa
Bonds and preferred stock, which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-3

Moody's Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Not Prime
Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

A-4

APPENDIX B: Proxy Voting Procedures
Sentinel Asset Management, Inc.
Proxy Voting Philosophy and Procedures
 Revised February 2016, Effective April 2016

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts ("the Funds") managed by Sentinel Asset Management, Inc. ("SAM"), including Sentinel’s sustainable fund ("the Sustainable Fund"). For externally managed accounts, the sub-advisor shall maintain its own proxy voting philosophy and policy, unless otherwise agreed.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While SAM will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and the Funds’ shareholders.

Proxy Voting Procedures

Proxies are voted by professional(s) designated by the CEO of SAM. To help make sure that SAM votes Fund proxies in accordance with these procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Committee (the "Committee"), which is responsible for overseeing SAM’s proxy voting process. The Committee consists, at its core, of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the sustainable investing research department; and (iii) one representative from the investment management department. The person representing each department on the Committee may change from time to time. The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues. The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee. The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these procedures.

One of the main responsibilities of the Committee is to review and approve these procedures on a yearly basis. When reviewing these procedures, the Committee verifies that these procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM. The Committee also reviews these procedures to ensure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After these procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated its administrative duties with respect to analyzing proxies to a third-party proxy agent ("the Agent")1. Both the Agent and the Funds’ custodian monitor corporate events for SAM. SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to analyze the proxy statements. On approximately a daily basis SAM will send the Agent an updated list of the security holdings in the Funds so that the Agent can update its database and is aware of which proxies they will need to analyze on behalf of the Funds. If needed, the Committee has access to these records. SAM provides the Agent with these procedures to use to analyze proxy statements on behalf of the Funds, and the Agent provides the vote recommendations to the SAM designee(s) so SAM may vote those proxy statements on behalf of the Funds in accordance with these procedures.

1	Currently, Institutional Shareholder Services ("ISS") is the third-party proxy agent.

When the procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will indicate "REFER" as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment management department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these procedures generally and specifically in the Proxy Voting Guidelines (the "guidelines") below.

If these procedures do not address a particular proxy issue presented with respect to a Fund holding, the Agent will similarly indicate "REFER" as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these procedures. These procedures may be updated to reflect the proxy issue, if appropriate.

After a proxy has been voted, the Agent will create a record of the vote. After the proxies have been voted, each individual proxy vote is recorded with the Agent. The Agent records the following information: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. The Agent maintains these records on behalf of SAM.

There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines. In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these procedures and in the best interests of the Funds and their shareholders.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds. However, there are situations in which SAM may not be able to process a proxy. For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner. SAM will make reasonable efforts to avoid a situation where it is unable to vote a proxy.

Conflict of Interest Policy

SAM will seek to identify material conflicts of interest which may arise between a Fund and SAM’s business relationships. Such a conflict of interest may arise, for example, where SAM manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with SAM, potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, SAM will vote proxies in accordance with the following procedures:

•
if the proposal to be voted upon is specifically addressed in this philosophy and procedures statement, and does not provide discretion to SAM on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the Agent, and SAM will under no circumstances override that recommendation; and

•
if the proposal is not addressed in this philosophy and procedures statement or this philosophy and procedures statement provides SAM with discretion on how to vote, then SAM will vote in accordance with the Agent’s general recommendation on the proposal.

SAM will also seek to identify conflicts of interest on the part of the Agent by requesting notification by the Agent when conflicts of interest exist. In addition, SAM will obtain from the Agent on an annual basis its conflict of interest policy and procedures.

Policy With Respect to Securities Lending

With respect to securities lending transactions, SAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If SAM determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

Proxy Voting Guidelines

The following guidelines give a general indication as to how SAM will vote shares held by the Funds. The Proxy Committee has reviewed the guidelines and determined that voting proxies pursuant to the guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments. Although SAM will usually vote proxies in accordance with these guidelines, SAM reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote. Moreover, the list of guidelines below is not exhaustive and does not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines – Sustainable Fund

SAM is committed to the financial interests of the Fund and its shareholders, which include, with respect to the Sustainable Fund, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Sustainable Fund invests. To achieve those goals, SAM votes proxies on behalf of the Sustainable Fund according to the guidelines specific to the Sustainable Fund (noted as such below). In certain cases SAM may deviate from these guidelines as a company’s particular situation demands.

Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management. As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management. However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Policy on Board of Directors

SAM believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, SAM will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence.

For the Sustainable Fund, diversity is a key consideration. On behalf of the Sustainable Fund and its shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management. Diversity at the top sends a clear signal to employees that the issue is of importance to the company -- a move that coincides with improved employee morale and reduced turnover. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking the board to include more women and minorities on the board of directors, and will normally withhold votes from a slate of board nominees if the board does not include either women or minorities.

Policy on Audit Committee

SAM believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. SAM will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Auditors

SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees. The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services. With respect to proxies on shares held in the Funds, SAM will oppose the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

Shareholder Issues

With respect to proxies on shares held in the Funds, SAM supports proposals that improve shareholder rights, including shareholders’ right to call a special meeting, act by written consent, maintain the right to have in-person annual meetings, and improve proxy access. SAM will also support proposals to eliminate super-majority vote requirements to approve mergers, by-law changes, or charter provisions.

Policy on Proxy Contest Defenses/Anti-takeover Measures

SAM generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. SAM generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, SAM conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that SAM generally opposes:

•	Classification of the Board of Directors

•	Shareholder rights plans (poison pills)

•	Supermajority rules to approve mergers or amend charter or bylaws

•	Authority to place stock with disproportionate voting rights

•	Golden Parachutes

Shareholder resolutions that SAM has generally supported:

•	Rescind or prohibit any of the above-anti-takeover measures

•	Annual voting of directors; repeal classified boards

•	Anti-greenmail provisions

•	Adoption of confidential voting

•	Adoption of cumulative voting

•	Redeem shareholder rights plans

•	Proposals that require shareholder approval of rights plans (poison pills)

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management. Therefore, with respect to proxies on shares held in the Funds, SAM evaluates such proposals on a case-by-case basis. However, SAM will oppose management proposals to authorize or increase blank check preferred stock when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis. With respect to proxies on shares held in the Sustainable Fund, SAM will evaluate mergers by looking at the financial impact on the Sustainable Fund and at the social implications to stakeholders.

Policy on Executive and Director Compensation

SAM believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. SAM will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. SAM will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, SAM will generally vote against plans which do not meet several criteria. SAM standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. SAM believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. SAM will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. SAM may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Social and Environmental Issues (excluding the Sustainable Fund)

Recognizing that social and environmental issues may have real economic impact on a company, its operations, and long-term shareholder value, shareholder resolutions that address social and environmental issues will be reviewed and voted on a case-by-case basis.

Social and Environmental Issues – Sustainable Fund

Equality Principles

When voting proxies on shares held in the Sustainable Fund, SAM will support proposals that ask management to adopt a sexual orientation non-discrimination policy. When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM seeks not to invest, on behalf of the Sustainable Fund, in companies that conduct animal testing when not required by law. However, it is not an exclusionary screen. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking companies to phase out or stop animal testing when not required by law, as well as proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

Environmental stewardship is a key tenet of sustainable investing. Therefore, SAM will support shareholder proposals that promote environmental responsibility, accountability, and transparency. Such measures can include, but are not limited to, reductions in emissions, toxic substances, and hazardous waste; water conservation measures; renewable energy adoption; actions to address climate change; and reporting of environmental goals and progress.

Genetically Engineered Products

There is growing concern that genetically engineered products or genetically modified organisms ("GMOs") may pose serious health risks to humans, animals and the environment. Conversely, GMOs may also provide important benefits, such as allowing crops to be grown in water stressed regions so as to alleviate food insecurity. Recognizing that this is a complex issue, with respect to proxies on shares held in the Sustainable Fund, SAM will evaluate proposals relating to GMO use and / or production on a case-by-case basis. However, SAM will support proposals asking management to label GMO use.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor facilities. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that promote safe working conditions, compliance with internationally recognized labor standards, and transparency.

Political Contributions and Lobbying Expenses

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that ask companies to increase disclosure of political or political action committee contributions as well as expenses related to lobbying activities.

Annual Report
December 31, 2016

Sentinel Variable Products
Balanced Fund

Sentinel Variable Products
Bond Fund

Sentinel Variable Products
Common Stock Fund

Sentinel Variable Products
Small Company Fund

www.sentinelinvestments.com

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4	Message to Shareholders
5	Understanding your Sentinel Funds Financial Statements
6	Sentinel Variable Products Balanced Fund
12	Sentinel Variable Products Bond Fund
18	Sentinel Variable Products Common Stock Fund
22	Sentinel Variable Products Small Company Fund
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Actual and Hypothetical Expenses for Comparison Purposes
45	Information and Services for Shareholders
46	Board Approval of Investment Advisory Agreements
48	Trustees & Officers

Message to Shareholders

Thomas H. Brownell
President and Chief Executive Officer
Sentinel Asset Management, Inc

Dear Shareholders,

The Sentinel organization made great progress last year as we rationalized our product offerings, enhanced the efficiency of our distribution organization, and invested in our investment management teams. Both the fixed income and equity markets delivered bouts of volatility over the last twelve months which created both challenges and opportunities for our products.

Specifically the fiscal year began just after the Federal Reserve raised interest rates for the first time in over 6 years in December, 2015. This move precipitated a broad and sharp decline in the equity markets, particularly in the Energy and Materials segments of the market through the second week of February, 2016. Interestingly, markets then proceeded to rally sharply for most of the second quarter before selling off once again in June following the United Kingdom’s vote to leave the European Union.

After recovering during the summer months, the equity markets then sold off once again leading up to the U.S. election in November. However, the U.S. election results seem to have set a new course for both the bond and equity markets. Investors have now bet on a stronger growth, pro-business agenda which moved virtually all U.S. markets. Interest rates jumped higher with the ten year U.S. Treasury now up over 100 basis points off its lows, and the equity markets also bounced to record highs led by small cap equities. The equity market also experienced a strong rotation in market leadership away from interest rate sensitive issuers toward more cyclical and industrial based companies. Through all of this our products performed well.

We are optimistic on a number of fronts as we look ahead into 2017. We believe the investment environment has recently become ripe for active managers like Sentinel to perform well as market conditions and the political environment continue to evolve both domestically and abroad. Our objective continues to be to deliver high quality, actively managed investment solutions that reflect the core principles of our investors. With this in mind, we remain committed to:

•	Fundamental research and analysis as the primary drivers of investment returns;

•	A close attention to risk management;

•	A strong understanding of macro market-movers; and

•	Perhaps most importantly, a long-term perspective.

Above all, Sentinel’s unwavering objective is to help our clients achieve their long-term investment objectives. Our standard of stewardship is evidenced by our investment teams’ persistent drive to deliver attractive returns over multiple market cycles. That is the Sentinel standard.

Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com.

4

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•	a list of each investment

•	the number of shares/par amount of each stock, bond or short-term note

•	the market value of each investment

•	the percentage of investments in each industry

•	the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•	income earned from investments

•	management fees and other expenses

•	gains or losses from selling investments (known as realized gains or losses)

•	gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•	operations — a summary of the Statement of Operations for the most recent period

•	distributions — income and gains distributed to shareholders

•	capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	income and capital gains distributions paid to shareholders

•	share price at the end of the period

It also includes some key statistics for the period:

•	total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•	expense ratio — operating expenses as a percentage of average net assets

•	net income ratio — net investment income as a percentage of average net assets

•	portfolio turnover — the percentage of the portfolio that was replaced during the period

5

Sentinel Variable Products Balanced Fund
(Unaudited)

Daniel J. Manion, CFA
Equity Portfolio Manager

Jason Doiron, FRM, PRM
Fixed Income Portfolio Manager

Performance Highlights
For the year ending December 31, 2016, the Sentinel Variable Products Balanced Fund had a 7.42% return, compared to a 6.48% return for the Morningstar peer group average. The S&P 500 Index was up 11.96%, while the Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65% over the same period.

Equity Market Review
During the first 3 quarters of the year, equity markets were led by defensive, yield-heavy sectors, as weaker international economic growth, together with the United Kingdom’s vote to leave the European Union, and a contested U.S. presidential election set a cautious tone amongst investors. However, as the U.S. election results were announced, with the Republican Party taking control of the executive and legislative branches, investors changed course and bet strongly on a pro-business agenda, shifting decisively towards cyclical growth exposure at the expense of the previously favored secular growth plays. By year-end, value stocks decisively outperformed growth stocks, while small cap stocks more than doubled the annual return of their large cap peers. In terms of sectors, Energy outperformed all other sectors as the underlying commodity prices rebounded strongly from their February lows. The Financials sector was the second strongest sector in the Index, as higher rates, a steeper yield curve and hopes for a more favorable regulatory environment raised expectations for revenue and earnings growth for the banking industry for the first time in years. The Telecommunications sector was the third largest outperformer, as the proposed merger between AT&T and Time Warner was initially thought to have a higher likelihood of approval under the incoming administration. The Health Care sector was the lone sector ending in the red for the year, as regulatory uncertainty increased based on the new administration’s rhetoric, although Consumer Staples and Consumer Discretionary also underperformed the index.

Bond Market Review
Financial markets began 2016 expecting the U.S. Federal Reserve Board to increase the Federal Funds Rate between 75 and 100 basis points (bps) following the first interest rate increase since June 2006 in December 2015. However, expectations for additional policy removal at the beginning of the year quickly reversed as oil prices fell from $37 at the end of 2015 to as low as $26 in February, stoking fears of broad based banking sector contagion from non-performing energy loans, declining global growth, and a new wave of corporate defaults.

The S&P 500 Index fell more than 10% peak to trough from its year-end closing levels, while the Bloomberg Barclays U.S. Corporate High Yield Option Adjusted Spread (OAS) widened more than 175 bps. As energy prices began to bottom and global central banks stepped up their dovish rhetoric, coincident with poor readings for U.S. GDP Growth, financial markets gradually began to recover. The first quarter of 2016 concluded with the European Central Bank upsizing its quantitative easing program to 80 billion EUR per month, including the purchase of corporate bonds.

As market participants entered Q2, the focus shifted towards the outcome of the United Kingdom “Brexit” vote in June. A surprise victory for the “Leave” camp to exit the Eurozone resulted in a brief uptick in financial market volatility, before speculation began that the Bank of England would re-engage in aggressive quantitative easing to limit the impact of the vote on the U.K. economy. While “Brexit” eventually ended up being a non-event for financial markets, fears of a broad based “reach for yield” due to crowding out by global central banks increased substantially into the eventual quantitative easing announcement in August 2016. The 10 Year U.S. Treasury yield dropped below 1.40% in early Q3, while the Bloomberg Barclays U.S. Corporate High Yield Index tightened 114 bps by the end of the quarter.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bank of America/Merrill Lynch U.S. 10 Year U.S. Treasury Futures Total Return Index measures the performance of Futures markets on U.S. Treasuries with ten years remaining until maturity.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

6

Sentinel Variable Products Balanced Fund

Following a period of election and central bank induced volatility in financial markets early in Q4, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election, market participants celebrated accelerating Global Purchasing Managers Indexes (PMI), a strong pick-up in U.S. growth, and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve, European Central Bank, and the Bank of England were more than offset by the prospect for stronger global and U.S. growth. The Bloomberg Barclays U.S. Corporate High Yield Index ended the year 251 bps tighter while the S&P 500 Index rose more than 9.5%.

The 10 Year U.S. Treasury yield rose 18 bps in 2016 from 2.27% to 2.45%, resulting in a total return of 0.70%, according to the Bank of America/Merrill Lynch 10 Year U.S. Treasury Futures Total Return Index. Although full year returns were positive, the 10 Year U.S. Treasury yield dropped below 1.40% in July, and Q4 2016 was the second worst quarter for the bond market of the last 30 years, with 10 year yields rising 86 bps and suffering a total return of -4.61%. Realized levels of headline inflation, as well as market based measures of inflation expectations bottomed early in 2016, and began to re-accelerate globally in the back half of the year. U.S. 5 year inflation break-even rose 58 bps from 1.28% to 1.86%. The U.S. 30 Year Treasury yield outperformed the 5 Year U.S. Treasury yield by 13 bps. The yield advantage offered by U.S. Treasuries versus those of other developed markets continued to widen throughout the year, making them an attractive investment for foreign and global investors.

Key Performance Attribution
The Sentinel Variable Products Balanced Fund returned 7.42% during the 12 months ending December 31, 2016. During the year, the yield on the 10 year U.S. Treasury note rose 18 bps to 2.45% from 2.27%, while the Fund was, on average, short duration* vs. the benchmark by 1.42 years. The Fund’s short duration position resulted in 17 basis points of underperformance vs. the benchmark, largely due to carry effects. In addition, the Fund had limited exposure to U.S. treasuries as an asset class, which contributed 25 bps of positive allocation effects to overall performance. Within the fixed income portion of the Sentinel Variable Products Balanced Fund, the portfolio was primarily allocated to Agency Mortgage Backed Securities (MBS) as well as cash. The Fund’s overweight to Agency MBS resulted in 10 bps of underperformance, while cash drag resulted in 28 bps of underperformance. Security selection within Agency MBS was a slight detractor from performance, resulting in 2 bps of underperformance.

Looking at the equity portion of the portfolio, stock selection was the main driver of performance during the year. Our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in the weak-performing Real Estate sector. Improving margins in cable services and lowered fears of government intervention in deal-making helped our media holdings, while our focus away from high-priced retail stocks benefitted performance in the Consumer Discretionary sector. Within Health Care, our stock selection in providers and services, as well as in pharmaceuticals, contributed positively to the Fund. Conversely, our Consumer Staples, Information Technology, and Financials exposure worked against us. Within Information Technology, our exposure in Hardware Storage and Peripherals was challenged. Our exposure to personal products within Consumer Staples also worked against us, as the industry overall underperformed. Within Financials, our underexposure to banks was detrimental to the Fund’s performance.

*	Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) interest rate risk and price volatility.

7

Sentinel Variable Products Balanced Fund

Portfolio Positioning and Outlook
The Sentinel Variable Products Balanced Fund’s asset allocation as of December 31, 2016 was 62% stocks, 21% bonds and 17% cash and cash equivalents. We have maintained our overweight position in the Financials, Health Care and Energy sectors. We also trimmed choice positions that we felt were fully priced in the current market environment, in favor of funding some select holdings in the Consumer Discretionary sector which reflected a better risk/return profile.

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation, and the repatriation of foreign earnings. At the same time, the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates, while the European Central Bank begins to taper its bond purchases in March 2017. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes in the coming quarters, due in part to favorable base effects from the Energy sector that already existed prior to an OPEC/non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and Q4 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth and a more proactive Federal Reserve in 2017. Should the incoming administration fail to deliver as quickly on some or all of these growth measures, resulting in slower U.S. growth at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, financial markets may begin to re-rate heightened expectations and experience a period of price discovery. Investment strategies that remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long-term returns and modest levels of risk in high quality, large cap stocks. We plan to maintain a sizeable commitment to fixed income securities in the Fund as a means of generating income and reducing risk.

8

Sentinel Variable Products Balanced Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment
From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
7.42%	5.03%	8.95%	6.02%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.89%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

9

Sentinel Variable Products Balanced Fund

Fund Profile
at December 31, 2016

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	60.3%
U.S. Government Obligations	21.0%
Foreign Stocks & ADR's	1.6%
Real Estate Investment Trusts	0.4%
Cash and Other	16.7%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	1.9%
Signature Bank	1.9%
Cisco Systems, Inc.	1.7%
The Travelers Cos., Inc.	1.5%
McDonald's Corp.	1.5%
Apple, Inc.	1.5%
Canadian National Railway Co.	1.5%
EOG Resources, Inc.	1.5%
Visa, Inc.	1.5%
Alphabet, Inc.	1.5%
Total of Net Assets	16.0%

Top 10 Fixed Income Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
FNMA AT2016	3.00%	04/01/43	3.5%
FNMA AL5718	3.50%	09/01/44	3.4%
FHLMC Q29056	4.00%	10/01/44	2.9%
FHLMC G05624	4.50%	09/01/39	2.8%
FHLMC J22900	2.50%	03/01/28	1.8%
FHLMC Q29260	4.00%	10/01/44	1.6%
FNMA TBA 15 YR	2.50%	01/23/32	1.3%
FNMA AD9193	5.00%	09/01/40	1.2%
FNMA 725423	5.50%	05/01/34	1.1%
FNMA 725610	5.50%	07/01/34	1.1%
Total of Net Assets			20.7%

Average Effective Duration (for all Fixed Income Holdings) 0.9 years**(Unaudited)

*
"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**
The average effective duration considers the call and put dates of applicable fixed income investments and the pre payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

Schedule of Investments
at December 31, 2016

	Principal Amount (M=$1,000)		Value (Note 2)
U.S. Government Obligations 21.0%
U.S. Government Agency Obligations 21.0%
Federal Home Loan Mortgage Corporation 9.1%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900 2.5%, 03/01/28	287	M	$287,697
30-Year:
FHLMC G05624 4.5%, 09/01/39	408	M	441,305
FHLMC Q29260 4%, 10/01/44	243	M	255,176
FHLMC Q29056 4%, 10/01/44	443	M	464,923
			1,161,404
Total Federal Home Loan Mortgage Corporation			1,449,101
	Principal Amount (M=$1,000)		Value (Note 2)
Federal National Mortgage Association 11.9%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR 2.5%, 01/23/32(a)	210	M	$210,231
30-Year:
FNMA 725423 5.5%, 05/01/34	165	M	184,793
FNMA 725610 5.5%, 07/01/34	152	M	170,118
FNMA AD9193 5%, 09/01/40	176	M	192,512
FNMA 890310 4.5%, 12/01/40	39	M	41,972
FNMA AT2016 3%, 04/01/43	562	M	560,969
	Principal Amount (M=$1,000)		Value (Note 2)
FNMA AL5718 3.5%, 09/01/44	527	M	$542,062
			1,692,426
Total Federal National Mortgage Association			1,902,657
Total U.S. Government Obligations (Cost $3,358,737)			3,351,758

	Shares	Value (Note 2)
Domestic Common Stocks 60.3%
Consumer Discretionary 7.5%
Comcast Corp.	3,000	207,150
Goodyear Tire & Rubber Co.	3,500	108,045
Home Depot, Inc.	1,000	134,080
Marriott Int'l., Inc.	1,500	124,020
McDonald's Corp.	2,000	243,440
Omnicom Group, Inc.	1,000	85,110
Time Warner, Inc.	1,500	144,795
TJX Cos., Inc.	2,000	150,260
		1,196,900

10	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Balanced Fund

	Shares	Value (Note 2)
Consumer Staples 4.8%
CVS Health Corp.	1,500	$118,365
Estee Lauder Cos, Inc.	1,500	114,735
Kraft Heinz Co.	1,000	87,320
McCormick & Co., Inc.	1,000	93,330
PepsiCo, Inc.	1,000	104,630
Philip Morris Int'l., Inc.	1,000	91,490
Procter & Gamble Co.	1,800	151,344
		761,214
Energy 5.5%
Chevron Corp.	1,500	176,550
EOG Resources, Inc.	2,400	242,640
ExxonMobil Corp.	1,500	135,390
Noble Energy, Inc.	4,000	152,240
Schlumberger Ltd.	2,000	167,900
		874,720
Financials 12.6%
American Express Co.	2,000	148,160
Chubb Ltd.	1,000	132,120
CME Group, Inc.	1,000	115,350
Discover Financial Services	2,000	144,180
JPMorgan Chase & Co.	2,500	215,725
Morgan Stanley	5,000	211,250
PNC Financial Services Group, Inc.	1,500	175,440
S&P Global, Inc.	1,500	161,310
Signature Bank*	2,000	300,400
The Travelers Cos., Inc.	2,000	244,840
Wells Fargo & Co.	3,000	165,330
		2,014,105
Health Care 9.7%
Amgen, Inc.	900	131,589
Becton Dickinson & Co.	1,000	165,550
Biogen, Inc.*	500	141,790
Bristol-Myers Squibb Co.	2,500	146,100
Eli Lilly & Co.	1,300	95,615
Johnson & Johnson	1,000	115,210
Medtronic PLC(b)	2,000	142,460
Merck & Co., Inc.	3,500	206,045
Stryker Corp.	500	59,905
UnitedHealth Group, Inc.	1,000	160,040
Zoetis, Inc.	3,500	187,355
		1,551,659
Industrials 5.5%
Boeing Co.	800	124,544
Canadian National Railway Co.	3,600	242,640
General Dynamics Corp.	500	86,330
Honeywell Int'l., Inc.	1,000	115,850
Johnson Controls Int'l. plc	2,865	118,009
	Shares	Value (Note 2)
United Technologies Corp.	1,000	$109,620
Verisk Analytics, Inc.*	1,000	81,170
		878,163
Information Technology 12.3%
Accenture PLC	1,500	175,695
Alphabet, Inc.*	300	231,546
Apple, Inc.	2,100	243,222
Check Point Software Technologies Ltd.*	1,000	84,460
Cisco Systems, Inc.	9,000	271,980
Cognizant Technology Solutions Corp.*	1,500	84,045
Microsoft Corp.	5,000	310,700
Synopsys, Inc.*	2,000	117,720
Texas Instruments, Inc.	3,000	218,910
Visa, Inc.	3,000	234,060
		1,972,338
Materials 1.4%
EI Du Pont de Nemours & Co.	1,500	110,100
Praxair, Inc.	1,000	117,190
		227,290
Telecommunication Services 1.0%
Verizon Communications, Inc.	3,000	160,140

Total Domestic Common Stocks (Cost $5,114,890)		9,636,529
Foreign Stocks & ADR's 1.6%
Netherlands 1.3%
Unilever NV ADR	5,000	205,300

Switzerland 0.3%
Roche Holding AG ADR	2,000	57,010
Total Foreign Stocks & ADR's (Cost $277,590)		262,310
Real Estate Investment Trusts 0.4%
Real Estate 0.4%
Equinix, Inc. (Cost $72,798)	200	71,482
Institutional Money Market Funds 18.0%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $2,876,047)	2,876,047	2,876,047
Total Investments 101.3% (Cost $11,700,062)†		16,198,126

Excess of Liabilities Over Other Assets (1.3)%		(210,009)

Net Assets 100.0%		$15,988,117

*	Non-income producing.

†
Cost for federal income tax purposes is $11,718,791. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $4,479,335 of which $4,589,312 related to appreciated securities and $109,977 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	11

Sentinel Variable Products Bond Fund
(Unaudited)

Jason Doiron, FRM, PRM
Portfolio Manager

Performance Highlights
For the year ending December 31, 2016, the Sentinel Variable Products Bond Fund returned 0.81%. This compares to returns of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index and 3.22% for the Morningstar U.S. Insurance Fund Intermediate-Term Bond category

Bond Market Review
Financial markets began 2016 expecting the U.S. Federal Reserve Board to increase the Federal Funds Rate between 75 and 100 basis points (bps) following the first interest rate increase since June 2006 in December 2015. However, expectations for additional policy removal at the beginning of the year quickly reversed as oil prices fell from $37 at the end of 2015 to as low as $26 in February, stoking fears of broad based banking sector contagion from non-performing energy loans, declining global growth, and a new wave of corporate defaults.

The S&P 500 Index fell more than 10% peak to trough from its year-end closing levels, while the Bloomberg Barclays U.S. Corporate High Yield Option Adjusted Spread (OAS) widened more than 175 bps. As energy prices began to bottom and global central banks stepped up their dovish rhetoric, coincident with poor readings for U.S. GDP Growth, financial markets gradually began to recover. The first quarter of 2016 concluded with the European Central Bank upsizing its quantitative easing program to 80 billion EUR per month, including the purchase of corporate bonds.

As market participants entered Q2, the focus shifted towards the outcome of the United Kingdom “Brexit” vote in June. A surprise victory for the “Leave” camp to exit the Eurozone resulted in a brief uptick in financial market volatility, before speculation began that the Bank of England would re-engage in aggressive quantitative easing to limit the impact of the vote on the U.K. economy. While “Brexit” eventually ended up being a non-event for financial markets, fears of a broad based “reach for yield” due to crowding out by global central banks increased substantially into the eventual quantitative easing announcement in August 2016. The 10 Year U.S. Treasury yield dropped below 1.40% in early Q3, while the Bloomberg Barclays U.S. Corporate High Yield Index tightened 114 bps by the end of the quarter.

Following a period of election and central bank induced volatility in financial markets early in Q4, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election, market participants celebrated accelerating Global Purchasing Managers Index (PMI), a strong pick-up in U.S. growth, and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve, European Central Bank, and the Bank of England were more than offset by the prospect for stronger global and U.S. growth The Bloomberg Barclays U.S. Corporate High Yield Index ended the year 251 bps tighter while the S&P 500 Index rose more than 9.5%.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bank of America/Merrill Lynch U.S. 10 Year U.S. Treasury Futures Total Return Index measures the performance of Future markets on U.S. Treasuries with ten years remaining until maturity.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles a measured by their underlying portfolio holdings.

12

Sentinel Variable Products Bond Fund

The 10 Year U.S. Treasury yield rose 18 bps in 2016 from 2.27% to 2.45%, resulting in a total return of 0.70%, according to the Bank of America/Merrill Lynch 10 Year U.S. Treasury Futures Total Return Index. Although full year returns were positive, the 10 Year U.S. Treasury yield dropped below 1.40% in July, and Q4 2016 was the second worst quarter for the bond market of the last 30 years, with 10 year yields rising 86 bps and suffering a total return of -4.61%. Realized levels of headline inflation, as well as market based measures of inflation expectations bottomed early in 2016, and began to re-accelerate globally in the back half of the year. U.S. 5 year inflation break-even rose 58 bps from 1.28% to 1.86%. The 30 Year U.S. Treasury yield outperformed the 5 Year U.S. Treasury yield by 13 bps. The yield advantage offered by U.S. Treasuries versus those of other developed markets continued to widen throughout the year, making them an attractive investment for foreign and global investors.

Key Performance Attribution
The Sentinel Variable Products Bond Fund returned 0.81% during the 12 months ending December 31, 2016, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 1.84%. During the year, the yield on the 10 Year U.S. Treasury yield rose 18 bps to 2.45% from 2.27%, while the Fund was, on average, short duration* vs. the benchmark by 0.79 years. The Fund’s short duration position resulted in 73 bps of outperformance vs. the benchmark. In addition, the Fund had limited exposure to U.S. Treasuries as an asset class, which contributed 43 bps of positive allocation effects to overall performance. Risk assets performed quite well during the year, with the OAS on the Bloomberg Barclays U.S. Corporate Index tightening by 43 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 251 bps. During the year, the Fund’s asset allocation call resulted in 135 bps of underperformance, with the majority of the under-performance coming from a slight underweight to investment grade credit, as well as from sector allocation effects within the investment grade credit portfolio. In addition, the Fund’s overweight to cash resulted in underperformance. Partially offsetting the negative effects were the Fund’s overweight to high yield credit, as well as the afore-mentioned underweight to U.S. Treasuries. Security selection within investment grade credit resulted in 41 bps of underperformance, while security selection within other asset classes had only a minor impact on performance.
13

Sentinel Variable Products Bond Fund

Portfolio Positioning and Outlook
Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation, and the repatriation of foreign earnings. At the same time, the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates, while the European Central Bank begins to taper its bond purchases in March 2017. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes in the coming quarters, due in part to favorable base effects from the Energy sector that already existed prior to an OPEC/non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and Q4 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth and a more proactive Federal Reserve in 2017. Should the incoming administration fail to deliver as quickly on some or all of these growth measures, resulting in slower U.S. growth at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, financial markets may begin to re-rate heightened expectations and experience a period of price discovery. Investment strategies that remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

*	Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

14

Sentinel Variable Products Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment
From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
0.81%	1.16%	1.91%	4.50%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Bond Fund is 0.68%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemption.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

15

Sentinel Variable Products Bond Fund

Fund Profile
at December 31, 2016

Average Effective Duration (Unaudited)

Duration	Percent of Fixed Income Holdings
Less than 1 yr.	49.8%
1 yr. to 2.99 yrs.	3.1%
3 yrs. to 3.99 yrs.	6.8%
Average Effective Duration (for all Fixed Income Holdings) 4.5 years*

Top 10 Holdings**

Description	Coupon	Maturity Date	Percent of Net Assets
FHR 3859 JB	5.00%	05/15/41	4.1%
FNMA TBA 15 YR	2.50%	01/23/32	3.3%
FHLMC Q29056	4.00%	10/01/44	2.2%
GNMA II 005175	4.50%	09/20/41	2.0%
FNMA POOL AS7234	3.00%	05/01/46	1.9%
FNMA POOL BC1158	3.50%	02/01/46	1.8%
Duration	Percent of Fixed Income Holdings
4 yrs. to 5.99 yrs.	14.5%
6 yrs. to 7.99 yrs.	6.6%
8 yrs. and over	19.2%

Description	Coupon	Maturity Date	Percent of Net Assets
FHLMC G05624	4.50%	09/01/39	1.7%
FNMA AS4707	3.50%	04/01/45	1.5%
FNMA AT2016	3.00%	04/01/43	1.5%
FNMA 725423	5.50%	05/01/34	1.4%
Total of Net Assets			21.4%

*
The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

**	"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments
at December 31, 2016

	Principal Amount (M=$1,000)		Value (Note 2)
U.S. Government Obligations 46.8%
U.S. Government Agency Obligations 28.3%
Federal Home Loan Mortgage Corporation 8.9%
Collateralized Mortgage Obligations:
FHR 3859 JB 5%, 05/15/41	1,844	M	$2,005,697
Mortgage-Backed Securities:
30-Year:
FHLMC G05624 4.5%, 09/01/39	766	M	827,446
FHLMC Q29260 4%, 10/01/44	398	M	418,205
FHLMC Q29056 4%, 10/01/44	1,033	M	1,084,821
			2,330,472
Total Federal Home Loan Mortgage Corporation			4,336,169
Federal National Mortgage Association 17.3%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR 2.5%, 01/23/32(a)	1,600	M	1,601,760
30-Year:
FNMA 725423 5.5%, 05/01/34	620	M	695,404
FNMA 725610 5.5%, 07/01/34	562	M	630,068
	Principal Amount (M=$1,000)		Value (Note 2)
FNMA AD9193 5%, 09/01/40	586	M	$641,708
FNMA AR9195 3%, 03/01/43	662	M	661,009
FNMA AT2016 3%, 04/01/43	716	M	715,235
FNMA AL5718 3.5%, 09/01/44	653	M	671,510
FNMA AS4707 3.5%, 04/01/45	712	M	731,713
FNMA AZ7347 3%, 11/01/45	252	M	250,619
FNMA POOL BC1158 3.5%, 02/01/46	878	M	899,634
FNMA POOL AS7234 3%, 05/01/46	926	M	920,540
			6,817,440
Total Federal National Mortgage Association			8,419,200
Government National Mortgage Corporation 2.1%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X 6%, 11/15/22	37	M	37,579
	Principal Amount (M=$1,000)		Value (Note 2)
30-Year:
GNMA II 005175 4.5%, 09/20/41	907	M	$976,875
Total Government National Mortgage Corporation			1,014,454
Total U.S. Government Agency Obligations			13,769,823
U.S. Treasury Obligations 18.5%
U.S. Treasury Bill 0.31%, 01/05/17	9,000	M	8,999,713

Total U.S. Government Obligations (Cost $22,862,927)			22,769,536

Domestic Corporate Bonds 20.8%
Basic Industry 2.2%
BHP Billiton Finance USA Ltd. 5%, 09/30/43	485	M	540,694
Sherwin-Williams Co. 4.55%, 08/01/45	520	M	515,095
			1,055,789
Capital Goods 4.3%
3M Co. 5.7%, 03/15/37	410	M	514,895
Caterpillar, Inc. 3.803%, 08/15/42	550	M	527,400
General Electric Co. 4.5%, 03/11/44	485	M	519,600

16	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

	Principal Amount (M=$1,000)		Value (Note 2)
United Technologies Corp. 4.15%, 05/15/45	510	M	$514,042
			2,075,937
Communications 2.1%
America Movil SAB de CV 6.125%, 03/30/40	455	M	518,431
Walt Disney Co. 4.125%, 06/01/44	500	M	515,864
			1,034,295
Consumer Cyclical 2.0%
General Motors Financial Co., Inc. 3.2%, 07/06/21	200	M	198,155
Home Depot, Inc. 4.25%, 04/01/46	100	M	104,767
Lowe's Cos, Inc. 3.7%, 04/15/46	165	M	153,687
Target Corp. 3.625%, 04/15/46	550	M	509,958
			966,567
Consumer Non-Cyclical 5.7%
Express Scripts Holding Co. 3.4%, 03/01/27	290	M	271,286
Gilead Sciences, Inc. 4.75%, 03/01/46	490	M	505,996
Medtronic, Inc. 4.625%, 03/15/45	475	M	512,645
Northwell Healthcare, Inc. 6.15%, 11/01/43	420	M	520,600
Partners Healthcare System, Inc. 4.117%, 07/01/55	500	M	483,417
Pfizer, Inc. 4.4%, 05/15/44	480	M	505,987
			2,799,931
Energy 1.1%
EOG Resources, Inc. 3.15%, 04/01/25	550	M	538,954

Financials 0.4%
Brookfield Asset Management, Inc. 4%, 01/15/25	186	M	182,218

Insurance 1.4%
Kemper Corp. 4.35%, 02/15/25	190	M	188,660
UnitedHealth Group, Inc. 4.75%, 07/15/45	470	M	516,722
			705,382
Real Estate 0.5%
Retail Opportunity Investments Partnership LP 5%, 12/15/23	250	M	255,827
Transportation 1.1%
Burlington Northern Santa Fe LLC 4.15%, 04/01/45	510	M	516,138
Total Domestic Corporate Bonds (Cost $10,657,218)			10,131,038
	Principal Amount (M=$1,000)		Value (Note 2)
Municipal Bonds 1.1%
South Carolina State Public Service Authority 6.454%, 01/01/50 (Cost $539,852)	385	M	$507,777

	Shares	Value (Note 2)
Institutional Money Market Funds 34.4%
State Street Institutional U.S.
Government Money Market Fund Premier Class
(Cost $16,758,019)	16,758,019	16,758,019
Total Investments 103.1% (Cost $50,818,016)†		50,166,370

Excess of Liabilities Over
Other Assets (3.1)%		(1,486,305)

Net Assets 100.0%		$48,680,065

†
Cost for federal income tax purposes is $50,818,016. At December 31, 2016 unrealized depreciation for federal income tax purposes aggregated $651,646 of which $58,447 related to appreciated securities and $710,093 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

The accompanying notes are an integral part of the financial statements.	17

Sentinel Variable Products Common Stock Fund
(Unaudited)

Daniel J. Manion, CFA
Portfolio Manager

Hilary T. Roper, CFA
Portfolio Manager

Performance Highlights
The Sentinel Variable Products Common Stock Fund posted a return of 11.26% for the year ending December 31, 2016. This compares to a return of 11.96% for the S&P 500 Index and a return of 11.25% for the average fund in the Morningstar U.S. Insurance Fund Large Blend category.

Equity Market Review
During the first three quarters of the year, equity markets were led by defensive, yield-heavy sectors, as weaker international economic growth, together with the United Kingdom’s vote to leave the European Union, and a contested U.S. presidential election set a cautious tone amongst investors. However, as the U.S. election results were announced, with the Republican Party taking control of the executive and legislative branches, investors changed course and bet strongly on a pro-business agenda, shifting decisively towards cyclical growth exposure at the expense of the previously favored secular growth plays. By year-end, value stocks decisively outperformed growth stocks, while small cap stocks more than doubled the annual return of their large cap peers. In terms of sectors, Energy outperformed all other sectors as the underlying commodity prices rebounded strongly from their February lows. The Financials sector was the second strongest sector in the S&P 500 Index, as higher rates, a steeper yield curve and hopes for a more favorable regulatory environment raised expectations for revenue and earnings growth for the banking industry for the first time in years. The Telecommunications sector was the third largest outperformer, as the proposed merger between AT&T and Time Warner was initially thought to have a higher likelihood of approval under the incoming administration. The Health Care sector was the lone sector ending in the red for the year, as regulatory uncertainty increased based on the new administration’s rhetoric, although Consumer Staples and Consumer Discretionary also under-performed the index.

Key Performance Attribution
Stock selection was the main driver of performance for 2016. Relative to the Fund’s benchmark, our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in the weak-performing Real Estate sector. Improving margins in cable services and lowered fears of government intervention in deal-making helped our media holdings, while our focus away from high-priced retail stocks benefitted performance in the Consumer Discretionary sector. Within Health Care, our stock selection in providers and services contributed positively to the Fund. Conversely, our Information Technology, Consumer Staples and Energy exposure worked against us. Within Information Technology, our exposure in IT services was challenged as revenue expectations fell amidst lower demand for services in the Financials and Health Care industries. Our exposure to personal products within Consumer Staples also worked against us, as the industry overall underperformed. Within Energy, our exposure to oil majors did not participate as strongly on the upside as more leveraged names, despite our holdings having stronger balance sheets and better capital management.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, an industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment style as measured by their underlying portfolio holdings.

18

Sentinel Variable Products Common Stock Fund

Portfolio Positioning and Outlook
Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Sentinel Variable Products Common Stock Fund has produced over the long term. We have maintained our overweight position in the Financials, Consumer Staples and Health Care sectors. Through 2016, we eliminated and / or trimmed low conviction positions, in favor of funding holdings that we believe reflect a better risk / return profile. We have continued moderating our Financials overweight, as certain positions became too large for our comfort, and have deployed the resulting capital into existing holdings in Health Care and Consumer Discretionary, where we see stronger fundamentals.

We remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap multinational stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. These types of companies remain our focus and where we plan to invest the bulk of the Sentinel Variable Products Common Stock Fund’s assets.

19

Sentinel Variable Products Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment
From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
11.26%	7.14%	13.27%	7.59%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.72%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small-or medium-capitalization stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemption.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

20

Sentinel Variable Products Common Stock Fund

Fund Profile
at December 31, 2016

Top Sectors*
Sector	Percent of Net Assets
Information Technology	19.9%
Financials	17.7%
Health Care	14.3%
Consumer Discretionary	12.0%
Consumer Staples	11.4%

Sector	Percent of Net Assets
Industrials	9.9%
Energy	9.0%
Telecommunication Services	1.9%
Materials	1.5%
Real Estate	0.6%

Top 10 Holdings**
Description	Percent of Net Assets
Microsoft Corp.	3.5%
Apple, Inc.	2.7%
Visa, Inc.	2.5%
Texas Instruments, Inc.	2.4%
Cisco Systems, Inc.	2.2%
Morgan Stanley	2.1%

Description	Percent of Net Assets
ExxonMobil Corp.	2.1%
PepsiCo, Inc.	2.1%
Alphabet, Inc.	2.1%
JPMorgan Chase & Co.	2.0%
Total of Net Assets	23.7%

*	"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**	"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments
at December 31, 2016

	Shares	Value (Note 2)
Domestic Common Stocks 94.8%
Consumer Discretionary 12.0%
Comcast Corp.	40,000	$2,762,000
Goodyear Tire & Rubber Co.	40,000	1,234,800
Home Depot, Inc.	10,000	1,340,800
Lear Corp.	7,500	992,775
Marriott Int'l., Inc.	18,600	1,537,848
McDonald's Corp.	20,000	2,434,400
Omnicom Group, Inc.	17,500	1,489,425
Priceline Group, Inc.*	750	1,099,545
Time Warner, Inc.	25,000	2,413,250
TJX Cos., Inc.	35,000	2,629,550
		17,934,393
Consumer Staples 9.5%
CVS Health Corp.	18,000	1,420,380
Estee Lauder Cos, Inc.	25,000	1,912,250
Kraft Heinz Co.	17,500	1,528,100
McCormick & Co., Inc.	10,000	933,300
PepsiCo, Inc.	30,000	3,138,900
Philip Morris Int'l., Inc.	25,000	2,287,250
Procter & Gamble Co.	35,000	2,942,800
		14,162,980
Energy 9.0%
Chevron Corp.	15,000	1,765,500
EOG Resources, Inc.	24,000	2,426,400
ExxonMobil Corp.	35,000	3,159,100
Marathon Petroleum Corp.	35,000	1,762,250
Noble Energy, Inc.	45,000	1,712,700

	Shares	Value (Note 2)
Schlumberger Ltd.	30,000	$2,518,500
		13,344,450
Financials 17.7%
American Express Co.	25,000	1,852,000
Chubb Ltd.	15,000	1,981,800
CME Group, Inc.	25,000	2,883,750
Discover Financial Services	35,000	2,523,150
JPMorgan Chase & Co.	35,000	3,020,150
Morgan Stanley	75,000	3,168,750
PNC Financial Services
Group, Inc.	20,000	2,339,200
S&P Global, Inc.	25,000	2,688,500
Signature Bank*	9,000	1,351,800
The Travelers Cos., Inc.	19,000	2,325,980
Wells Fargo & Co.	42,000	2,314,620
		26,449,700
Health Care 13.4%
Amgen, Inc.	12,000	1,754,520
Becton Dickinson & Co.	7,500	1,241,625
Biogen, Inc.*	4,000	1,134,320
Bristol-Myers Squibb Co.	40,000	2,337,600
Eli Lilly & Co.	16,000	1,176,800
Johnson & Johnson	10,000	1,152,100
Medtronic PLC(a)	35,000	2,493,050
Merck & Co., Inc.	50,000	2,943,500
Stryker Corp.	10,000	1,198,100
UnitedHealth Group, Inc.	15,000	2,400,600

	Shares	Value (Note 2)
Zoetis, Inc.	40,000	$2,141,200
		19,973,415
Industrials 9.9%
Boeing Co.	12,500	1,946,000
Canadian National Railway Co.	30,000	2,022,000
General Dynamics Corp.	15,000	2,589,900
Honeywell Int'l., Inc.	20,000	2,317,000
Johnson Controls Int'l. plc	38,200	1,573,458
United Technologies Corp.	20,000	2,192,400
Verisk Analytics, Inc.*	26,000	2,110,420
		14,751,178
Information Technology 19.9%
Accenture PLC	25,000	2,928,250
Alphabet, Inc.*	4,000	3,087,280
Apple, Inc.	35,000	4,053,700
Check Point Software Technologies Ltd.*	15,000	1,266,900
Cisco Systems, Inc.	110,000	3,324,200
Cognizant Technology Solutions Corp.*	25,000	1,400,750
Microsoft Corp.	85,000	5,281,900
Synopsys, Inc.*	18,500	1,088,910
Texas Instruments, Inc.	48,000	3,502,560
Visa, Inc.	48,000	3,744,960
		29,679,410
Materials 1.5%
EI Du Pont de Nemours & Co.	15,000	1,101,000

The accompanying notes are an integral part of the financial statements.	21

Sentinel Variable Products Common Stock Fund

	Shares	Value (Note 2)
Praxair, Inc.	10,000	$1,171,900
		2,272,900
Telecommunication Services 1.9%
Verizon Communications, Inc.	52,700	2,813,126
Total Domestic Common Stocks (Cost $69,128,316)		141,381,552
Foreign Stocks & ADR's 2.8%
Netherlands 1.9%
Unilever NV ADR	67,500	2,771,550
Switzerland 0.9%
Roche Holding AG ADR	50,000	1,425,250
Total Foreign Stocks & ADR's (Cost $4,494,151)		4,196,800
Real Estate Investment Trusts 0.6%
Real Estate 0.6%
Equinix, Inc. (Cost $913,276)	2,500	893,525
Institutional Money Market Funds 1.8%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $2,749,023)	2,749,023	2,749,023
Total Investments 100.0% (Cost $77,284,766)†		149,220,900

Other Assets in Excess of Liabilities 0.0%		16,895

Net Assets 100.0%		$149,237,795

*	Non-income producing.

†
Cost for federal income tax purposes is $77,488,876. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $71,732,024 of which $73,450,660 related to appreciated securities and $1,718,636 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

22	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund
(Unaudited)

Jason Ronovech, CFA
Portfolio Manager

Performance Highlights
The Sentinel Variable Products Small Company Fund returned 20.23% for the year ending December 31, 2016, which compares to a return of 21.31% for the Russell 2000 Index. The Morningstar U.S. Insurance Fund Small Growth category posted an average return of 10.39% for the same period.

Equity Market Review
U.S. small cap equities delivered strong returns in 2016, albeit with significant volatility. The year started off challenging, with the Russell 2000 Index hitting a bear market low in February, close to 30% off the record high achieved in June 2015. We believe the decline in small cap stocks was a reaction to slower economic growth, which drove small cap earnings lower at the end of 2015 and into 2016. As growth and earnings expectations stabilized, small cap stocks recovered as the year progressed, weathering short-term corrections around the United Kingdom’s vote in June to leave the European Union (Brexit) and ahead of the U.S. election. The U.S. election results have been a significant catalyst for small cap stocks, propelling the Russell 2000 Index to all-time highs by the end of November, with a return of 40% since February. We believe that small cap stock returns are being driven by the potential for accelerated growth, lower corporate taxes, and reduced regulations, which would all benefit future small cap earnings growth.

Sector Review
Information Technology was the top performing sector within the Sentinel Variable Products Small Company Fund with a return of 41% compared to 24% for the benchmark sector. Our holdings in the hardware and equipment industry group returned 63%, followed by semiconductors up 38% and software and services returning 27%. Our overweight allocation to the sector of 25% compared to 18% in the benchmark slightly positively impacted performance.

Health Care was the second best performing sector from an attribution perspective, with a return of 8% compared to a decline of 7% for the benchmark sector. Our stock selection was significantly positive, but partially offset by our overweight allocation of 22% compared to 14% for the benchmark sector. Our equipment and services stocks performed roughly in-line with the benchmark industry group, with a return of 6%. Our pharma, biotech, and life sciences holdings returned 16% compared to a 19% decline for the benchmark industry group.

Consumer Discretionary was our most challenging sector with a 1% decline for our holdings compared to a 13% return for the benchmark sector. Our lone media holding, MDC Partners, had experienced a difficult year, with slower growth compounded by leverage concerns. Our retail holdings also were weak, with a decline of 4% compared to a 3% return for the benchmark industry group.

Financials also detracted from returns during the year, mainly due to our underweight exposure. Our Financials holdings returned 37% compared to 35% for the benchmark sector. However, our underweight allocation of 9% in this outperforming sector, compared to 18%, negatively impacted relative performance.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

23

Sentinel Variable Products Small Company Fund

Holdings Review
Long-term small cap outperformance in general benefits from merger and acquisition (“M&A”) activity. M&A activity has accelerated over the last three years and the portfolio has been a major beneficiary. In 2014, the portfolio had five companies involved with M&A activity, all within the Information Technology sector. In 2015, nine portfolio holdings were acquired, four in the Health Care sector, four in the Financials sector, and one in the Consumer Discretionary sector.

In 2016, ten portfolio holdings have been acquired:
Fleetmatics (FLTX) acquired by Verizon (VZ).
inContact (SAAS) acquired by NICE Systems (NICE)
QLogic (QLGC) acquired by Cavium (CAVM)
Ruckus Wireless (RKUS) acquired by Brocade (BRCD)
Brocade (BRCD) acquired by Broadcom Limited (BRCM)
Examworks (EXAM) acquired by private equity
Press Gainey (PGND) acquired by private equity
Private Bancorp (PVTB) acquired by Canadian Imperial Bank of Commerce (CM)
Endurance Specialty Holdings (ENH) acquired by SOMPO Holdings
Clarcor (CLC) acquired by Parker Hannifin (PH)

While the pace of M&A activity in recent years has been generally beneficial to small cap outperformance, there is no way to know if that pace will be maintained in the future.

Concluding Thoughts
We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team and industry positioning, coupled with disciplined valuation analysis to identify favorable entry and exit points, can drive shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

24

Sentinel Variable Products Small Company Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment
From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
20.23%	8.16%	13.70%	8.52%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.79%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

25

Sentinel Variable Products Small Company Fund

Fund Profile
at December 31, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	27.3%
Health Care	21.2%
Industrials	15.7%
Consumer Discretionary	15.5%

Sector	Percent of Net Assets
Financials	8.1%
Real Estate	2.1%
Energy	2.0%
Materials	0.7%

Top 10 Holdings**

Description	Percent of Net Assets
Corporate Office Properties Trust	2.1%
Tower Semiconductor Ltd.	1.9%
j2 Global, Inc.	1.9%
Glacier Bancorp, Inc.	1.8%
Globus Medical, Inc.	1.7%
Healthways, Inc.	1.7%

Description	Percent of Net Assets
Nuance Communications, Inc.	1.7%
Webster Financial Corp.	1.6%
Plantronics, Inc.	1.6%
NICE Systems Ltd.	1.5%
Total of Net Assets	17.5%
*	"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.
**	"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments
at December 31, 2016

	Shares	Value (Note 2)
Domestic Common Stocks 89.0%
Consumer Discretionary 15.5%
Bloomin' Brands, Inc.	50,410	$908,892
BorgWarner, Inc.	16,210	639,322
Callaway Golf Co.	58,200	637,872
Five Below, Inc.*	14,200	567,432
KB Home	44,200	698,802
LKQ Corp.*	13,420	411,323
MDC Partners, Inc.	47,414	310,562
Oxford Industries, Inc.	12,700	763,651
Penn National Gaming, Inc.*	46,680	643,717
Planet Fitness, Inc.	36,800	739,680
Select Comfort Corp.*	30,070	680,183
Texas Roadhouse, Inc.	14,650	706,716
The Habit Restaurants, Inc.*	40,150	692,588
Tile Shop Holdings, Inc.*	36,000	703,800
TRI Pointe Group, Inc.*	51,280	588,694
Vitamin Shoppe, Inc.*	28,230	670,463
		10,363,697
Energy 2.0%
Carrizo Oil & Gas, Inc.*	18,000	672,300
Gulfport Energy Corp.*	31,300	677,332
		1,349,632
Financials 8.1%
Evercore Partners, Inc.	10,770	739,899
Glacier Bancorp, Inc.	32,500	1,177,475
PRA Group, Inc.*	20,850	815,235
Stifel Financial Corp.*	14,000	699,300

	Shares	Value (Note 2)
Webster Financial Corp.	19,400	$1,053,032
Western Alliance Bancorp*	19,700	959,587
		5,444,528
Health Care 21.2%
Air Methods Corp.*	30,600	974,610
AMN Healthcare Services, Inc.*	17,916	688,870
AngioDynamics, Inc.*	42,794	721,935
Bio-Rad Laboratories, Inc.*	4,059	739,874
Bio-Techne Corp.	6,120	629,320
Capital Senior Living Corp.*	54,100	868,305
DENTSPLY SIRONA, Inc.	7,620	439,903
Globus Medical, Inc.*	46,900	1,163,589
Haemonetics Corp.*	17,580	706,716
HealthSouth Corp.	16,800	692,832
Healthways, Inc.*	51,100	1,162,525
ICON PLC*	8,720	655,744
Magellan Health, Inc.*	9,931	747,308
MEDNAX, Inc.*	10,320	687,931
NuVasive, Inc.*	10,440	703,238
Omnicell, Inc.*	21,700	735,630
Owens & Minor, Inc.	19,800	698,742
Patterson Cos, Inc.	15,368	630,549
STERIS PLC	8,360	563,380
		14,211,001
Industrials 15.7%
Advisory Board Co.*	22,600	751,450
Ametek, Inc.	7,020	341,172

	Shares	Value (Note 2)
Crane Co.	9,900	$713,988
Esterline Technologies Corp.*	8,360	745,712
Genesee & Wyoming, Inc.*	8,960	621,914
Healthcare Services Group, Inc.	19,000	744,230
Hub Group, Inc.*	15,370	672,437
Knight Transportation, Inc.	19,350	639,517
Masco Corp.	8,090	255,806
Mobile Mini, Inc.	24,401	738,130
MYR Group, Inc.*	19,460	733,253
Quanta Services, Inc.*	21,200	738,820
Regal Beloit Corp.	10,850	751,363
Ritchie Bros Auctioneers, Inc.	18,410	625,940
Stericycle, Inc.*	3,190	245,758
Toro Co.	8,400	469,980
Woodward, Inc.	10,500	725,025
		10,514,495
Information Technology 25.8%
Acxiom Corp.*	27,000	723,600
Aspen Technology, Inc.*	12,500	683,500
Blackhawk Network Holdings, Inc.*	14,900	561,357
Bottomline Technologies de, Inc.*	30,200	755,604
CommVault Systems, Inc.*	13,800	709,320
Dolby Laboratories, Inc.	12,130	548,155
Finisar Corp.*	22,700	687,129
GrubHub, Inc.*	16,000	601,920

26	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

	Shares	Value (Note 2)
GTT Communications, Inc.*	34,300	$986,125
j2 Global, Inc.	15,200	1,243,360
Microsemi Corp.*	12,600	680,022
Nanometrics, Inc.*	16,100	403,466
NetScout Systems, Inc.*	21,600	680,400
Nuance Communications, Inc.*	75,910	1,131,059
ON Semiconductor Corp.*	77,760	992,218
Open Text Corp.	10,890	673,111
Plantronics, Inc.	19,100	1,045,916
Rudolph Technologies, Inc.*	29,100	679,485
Skyworks Solutions, Inc.	9,330	696,578
Tower Semiconductor Ltd.*	68,600	1,305,458
VeriFone Systems, Inc.*	39,100	693,243
Xcerra Corp.*	111,200	849,568
		17,330,594
Materials 0.7%
Berry Plastics Group, Inc.*	10,100	492,173
Total Domestic Common Stocks (Cost $48,655,523)		59,706,120
Foreign Stocks & ADR's 1.5%
Israel 1.5%
NICE Systems Ltd. ADR (Cost $662,400)	15,020	1,032,775
Real Estate Investment Trusts 2.1%
Real Estate 2.1%
Corporate Office Properties Trust (Cost $1,132,846)	44,200	1,379,924
Institutional Money Market Funds 3.2%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $2,154,909)	2,154,909	2,154,909
Total Investments 95.8% (Cost $52,605,678)†		64,273,728

Other Assets in Excess of Liabilities 4.2%		2,828,655

Net Assets 100.0%		$67,102,383

*	Non-income producing.

†
Cost for federal income tax purposes is $52,811,121. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $11,462,607 of which $13,420,692 related to appreciated securities and $1,958,085 related to depreciated securities.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	27

Statement of Assets and Liabilities
at December 31, 2016

	SVP Balanced Fund	SVP Bond Fund	SVP Common Stock Fund	SVP Small Company Fund
Assets
Investments at value	$16,198,126	$50,166,370	$149,220,900	$64,273,728
Receivable for securities sold	–	–	–	5,332,111
Receivable for fund shares sold	16	1,946	7,404	13,687
Receivable for interest	10,005	174,963	–	–
Receivable for dividends	11,998	–	232,735	20,611
Receivable for dividend tax reclaims	261	–	4,006	–
Total Assets	16,220,406	50,343,279	149,465,045	69,640,137

Liabilities
Payable to custodian bank	294	-	2,453	-
Payable for securities purchased	208,746	1,590,444	-	2,435,580
Payable for fund shares repurchased	768	20,794	76,676	22,388
Accrued expenses	13,605	31,175	71,445	44,963
Management fee payable	7,472	16,599	63,717	28,735
Fund service fee payable	1,358	4,150	12,744	5,747
Trustees' and Chief Compliance Officer's fees payable	46	52	215	341
Total Liabilities	232,289	1,663,214	227,250	2,537,754
Net Assets	$15,988,117	$48,680,065	$149,237,795	$67,102,383
Shares Outstanding	1,227,725	5,257,895	9,618,527	4,940,612
Net Asset Value and Maximum Offering Price Per Share	$13.02	$9.26	$15.52	$13.58

Net Assets Represent
Shares of beneficial interest (par value)	$1,228	$5,258	$9,619	$4,941
Paid-in capital	11,515,389	51,946,825	76,546,597	53,788,354
Accumulated undistributed net investment income (loss)	(14)	–	(3,938)	46,379
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(26,538)	(2,620,372)	749,481	1,594,659
Unrealized appreciation (depreciation) of investments and foreign exchange	4,498,052	(651,646)	71,936,036	11,668,050
Net Assets	$15,988,117	$48,680,065	$149,237,795	$67,102,383
Investments at Cost	$11,700,062	$50,818,016	$77,284,766	$52,605,678

Amounts designated as "-" are either $0 or have been rounded to $0.

28	The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the fiscal year ended December 31, 2016

	SVP Balanced Fund	SVP Bond Fund	SVP Common Stock Fund	SVP Small Company Fund
Investment Income
Dividends	$217,932 *	$69,907	$3,510,249 *	$477,084	*
Interest	91,894	1,064,713	2,066	2,157
Securities Lending (Net of lending agent fees)	–	–	–	435
Total Income	309,826	1,134,620	3,512,315	479,676
Expenses
Management advisory fee	84,637	213,161	759,435	284,063
Transfer agent fees	4,683	4,883	4,834	4,883
Custodian fees	5,800	13,000	11,000	13,500
Accounting and administration services	15,389	53,290	151,888	56,813
Auditing fees	9,750	22,000	50,000	25,000
Legal fees	4,750	15,500	47,000	17,500
Printing fees	2,500	9,000	16,250	7,000
Trustees' and Chief Compliance Officer's fees and expenses	4,150	14,700	42,000	15,000
Other	3,877	11,813	31,526	10,815
Total Expenses	135,536	357,347	1,113,933	434,574
Expense Reimbursements/Waivers	(4,768)	–	–	–
Net Expenses	130,768	357,347	1,113,933	434,574
Net Investment Income (Loss)	179,058	777,273	2,398,382	45,102

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	318,424	(576,496)	13,797,532	5,874,436
Foreign currency transactions	(29)	–	(220)	–
Net realized gain (loss)	318,395	(576,496)	13,797,312	5,874,436
Net change in unrealized appreciation (depreciation) during the year:
Investments	607,875	306,711	(235,729)	5,355,945
Foreign currency translations	15	–	209	–
Net change in unrealized appreciation (depreciation)	607,890	306,711	(235,520)	5,355,945
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations	926,285	(269,785)	13,561,792	11,230,381
Net Increase (Decrease) in Net Assets from Operations	$1,105,343	$507,488	$15,960,174	$11,275,483

*	Net of foreign tax withholding of $1,911 in the SVP Balanced Fund, $27,782 in the SVP Common Stock Fund and $7,890 in the SVP Small Company Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.	29

Statement of Changes in Net Assets

	SVP Balanced Fund		SVP Bond Fund
	For the Fiscal Year Ended 12/31/16	For the Fiscal Year Ended 12/31/15	For the Fiscal Year Ended 12/31/16	For the Fiscal Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$179,058	$239,703	$777,273	$1,726,449
Net realized gain (loss) on sales of investments and foreign currency transactions	318,395	830,854	(576,496)	(623,444)
Net change in unrealized appreciation (depreciation)	607,890	(1,077,297)	306,711	(1,781,952)
Net increase (decrease) in net assets from operations	1,105,343	(6,740)	507,488	(678,947)

Distributions to Shareholders
From net investment income	(213,660)	(280,988)	(1,007,643)	(1,906,778)
From net realized gain on investments and foreign currency transactions	(236,237)	(821,531)	–	–
Return of capital	(23,950)	–	(2,706)	–
Total distributions to shareholders	(473,847)	(1,102,519)	(1,010,349)	(1,906,778)

From Share Transactions (see note 4)
Net proceeds from sales of shares	3,170,228	1,423,006	3,295,625	6,268,170
Net asset value of shares in reinvestment of dividends and distributions	473,847	1,102,519	1,010,349	1,906,778
	3,644,075	2,525,525	4,305,974	8,174,948
Less: Payments for shares reacquired	(3,588,832)	(2,077,958)	(12,434,790)	(15,344,053)
Increase (decrease) in net assets from capital share transactions	55,243	447,567	(8,128,816)	(7,169,105)
Total Increase (Decrease) in Net Assets for the Year	686,739	(661,692)	(8,631,677)	(9,754,830)
Net Assets: Beginning of year	15,301,378	15,963,070	57,311,742	67,066,572
Net Assets: End of year	$15,988,117	$15,301,378	$48,680,065	$57,311,742
Undistributed Net Investment Income (Loss) at End of Year	$(14)	$(15)	$-	$7,273

Amounts designated as "-" are either $0 or have been rounded to $0.

30	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP Common Stock Fund		SVP Small Company Fund
	For the Fiscal Year Ended 12/31/16	For the Fiscal Year Ended 12/31/15	For the Fiscal Year Ended 12/31/16	For the Fiscal Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,398,382	$4,470,650	$45,102	$(57,264)
Net realized gain (loss) on sales of investments and foreign currency transactions	13,797,312	14,457,004	5,874,436	7,645,785
Net change in unrealized appreciation (depreciation)	(235,520)	(18,361,744)	5,355,945	(7,959,944)
Net increase (decrease) in net assets from operations	15,960,174	565,910	11,275,483	(371,423)

Distributions to Shareholders
From net investment income	(2,392,966)	(4,515,545)	(41,873)	–
From net realized gain on investments and foreign currency transactions	(12,343,398)	(16,507,838)	(4,661,271)	(8,137,598)
Total distributions to shareholders	(14,736,364)	(21,023,383)	(4,703,144)	(8,137,598)

From Share Transactions (see note 4)
Net proceeds from sales of shares	2,882,403	3,551,249	2,341,669	1,992,905
Net asset value of shares issued in Fund reorganizations (see Note 5)	–	–	15,219,310	–
Net asset value of shares in reinvestment of dividends and distributions	14,736,364	21,023,383	4,703,144	8,137,598
	17,618,767	24,574,632	22,264,123	10,130,503
Less: Payments for shares reacquired	(30,753,097)	(41,492,999)	(10,671,725)	(10,619,077)
Increase (decrease) in net assets from capital share transactions	(13,134,330)	(16,918,367)	11,592,398	(488,574)
Total Increase (Decrease) in Net Assets for the Year	(11,910,520)	(37,375,840)	18,164,737	(8,997,595)
Net Assets: Beginning of year	161,148,315	198,524,155	48,937,646	57,935,241
Net Assets: End of year	$149,237,795	$161,148,315	$67,102,383	$48,937,646
Undistributed Net Investment Income (Loss) at End of Year	$(3,938)	$(13,128)	$46,379	$18,897

The accompanying notes are an integral part of the financial statements.	31

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal year.

			Income from Investment Operations			Less Distributions
SVP Fund	Fiscal year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Return of capital	Total distributions	Net asset value, and of year
Balanced
	12/31/12	$11.82	$0.19	$1.16	$1.35	$0.27	$0.77	$–	$1.04	$12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	–	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	–	1.14	13.45
	12/31/15	13.45	0.20	(0.19)	0.01	0.25	0.72	–	0.97	12.49
	12/31/16	12.49	0.15	0.78	0.93	0.18	0.20	0.02	0.40	13.02
Bond
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	–	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	–	–	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	–	–	0.31	9.83
	12/31/15	9.83	0.27	(0.40)	(0.13)	0.32	–	–	0.32	9.38
	12/31/16	9.38	0.14	(0.06)	0.08	0.20	–	–	0.20	9.26
Common Stock
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	–	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	–	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	–	2.61	17.69
	12/31/15	17.69	0.44	(0.39)	0.05	0.49	1.79	–	2.28	15.46
	12/31/16	15.46	0.25	1.49	1.74	0.27	1.41	–	1.68	15.52
Small Company
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	–	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	–	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	–	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	–	2.32	–	2.32	12.14
	12/31/16	12.14	0.01	2.44	2.45	0.01	1.00	–	1.01	13.58

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.
*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds' investment advisor had not waived a portion of its fee.

**	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3), if applicable.
#	Represents less than 0.5%.
^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the SVP Balanced Fund by 0.47% and the SVP Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005).

32	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Ratios/Supplemental Data

SVP Fund	Fiscal year ended	Total return (%)*	Net assets at end of the year (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before contractual expense reimbursements (%)**	Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment income (loss) to average net assets before contractual expense reimbursements (%)**		Portfolio turnover rate (%)
Balanced
	12/31/12	11.44	$14,433	0.83	0.83	1.46		1.46		175
	12/31/13	18.88	16,456	0.87	0.87	1.37		1.37		220
	12/31/14	7.81	15,963	0.90	0.90	1.31		1.31		76
	12/31/15	0.03	15,301	0.87	0.87	1.50^		1.50	^	38
	12/31/16	7.42	15,988	0.85	0.88	1.16		1.13		30
Bond
	12/31/12	6.53	68,313	0.63	0.63	2.07		2.07		499
	12/31/13	(0.33)	61,664	0.67	0.67	2.64		2.64		256
	12/31/14	4.01	67,067	0.65	0.65	2.90		2.90		117
	12/31/15	(1.29)	57,312	0.67	0.67	2.69		2.69		117
	12/31/16	0.81	48,680	0.67	0.67	1.46		1.46		197
Common Stock
	12/31/12	15.10	197,250	0.70	0.70	1.73		1.73		0#
	12/31/13	31.73	220,631	0.72	0.72	1.49		1.49		8
	12/31/14	10.34	198,524	0.72	0.72	1.57		1.57		13
	12/31/15	0.19	161,148	0.72	0.72	2.48	^	2.48	^	9
	12/31/16	11.26	149,238	0.73	0.73	1.58		1.58		6
Small Company
	12/31/12	11.44	54,505	0.75	0.75	0.46		0.46		48
	12/31/13	34.72	62,134	0.80	0.80	0.09		0.09		47
	12/31/14	6.68	57,935	0.78	0.78	0.45		0.45		72
	12/31/15	(1.34)	48,938	0.78	0.78	(0.10)		(0.10)		77
	12/31/16	20.23	67,102	0.76	0.76	0.08		0.08		68

The accompanying notes are an integral part of the financial statements.	33

Notes to Financial Statements

(1) Organization:
The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of four separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The four funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 – Investment Companies, which is part of GAAP.

Effective October 13, 2016, the Securities and Exchange Commission (“SEC”) adopted rules to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management programs by open-end funds. The new rules will enhance the quality of information available to investors and will allow the Commission to more effectively collect and use data reported by funds. The new rules also will promote effective liquidity risk management across the open-end fund industry and will enhance disclosure regarding fund liquidity and redemption practices. Management is currently evaluating the implications of these new rules on the financial statements and will comply with the requirements within the specified deadlines.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:
Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:
In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees.

34

Notes to Financial Statements

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)	Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)
Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)
The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•
Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic ETFs, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•
Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign ETFs, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RICs) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•	Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. Effective March 30, 2016, one significant change to the valuation techniques was a move from mean to bid pricing with respect to fixed-income securities with maturities of greater than 60 days. In addition, the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

35

Notes to Financial Statements

The fair value measurements as of December 31, 2016 were as follows:

SVP Fund / Category	Quoted Prices (Unadjusted) in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities - Assets:
Balanced:
Agency Mortgage-Backed Securities	$–	$3,351,758	$–	$3,351,758
Domestic Common Stocks	9,636,529	–	–	9,636,529
Foreign Stocks & ADRs:
Netherlands	205,300	–	–	205,300
Switzerland	–	57,010	–	57,010
Institutional Money Market Funds	–	2,876,047	–	2,876,047
Real Estate Investment Trusts	71,482	–	–	71,482
Totals	$9,913,311	$6,284,815	$–	$16,198,126

Bond:
Agency Collateralized Mortgage Obligations	$–	$2,005,697	$–	$2,005,697
Agency Mortgage-Backed Securities	–	11,764,126	–	11,764,126
Domestic Corporate Bonds	–	10,131,038	–	10,131,038
Institutional Money Market Funds	–	16,758,019	–	16,758,019
Municipal Bonds	–	507,777	–	507,777
U.S. Treasury Obligations	–	8,999,713	–	8,999,713
Totals	$–	$50,166,370	$–	$50,166,370

Common Stock:
Domestic Common Stocks	$141,381,552	$–	$–	$141,381,552
Foreign Stocks & ADRs:
Netherlands	2,771,550	–	–	2,771,550
Switzerland	–	1,425,250	–	1,425,250
Institutional Money Market Funds	–	2,749,023	–	2,749,023
Real Estate Investment Trusts	893,525	–	–	893,525
Totals	$145,046,627	$4,174,273	$–	$149,220,900

Small Company:
Domestic Common Stocks	$59,706,120	$–	$–	$59,706,120
Foreign Stocks & ADRs	1,032,775	–	–	1,032,775
Institutional Money Market Funds	–	2,154,909	–	2,154,909
Real Estate Investment Trusts	1,379,924	–	–	1,379,924
Totals	$62,118,819	$2,154,909	$–	$64,273,728

Investments in Securities - Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2016.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2016.

C. Securities Transactions and Investment Income:
For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of cal culating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)	on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income and expenses are recorded on an accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

36

Notes to Financial Statements

D. Dividends and Distributions:
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, real estate investment trust return of capital distributions, net operating losses, dividends paid and tax attributes from an acquired fund. The following reclassifications were made to reflect these differences as of December 31, 2016:

SVP Fund	Accumulated undistributed net investment income (loss)	Accumulated undistributed net realized gain (loss) on investments	Paid-in capital
Balanced	$34,603	$(34,603)	$–
Bond	223,097	(223,097)	–
Common Stock	3,774	(3,774)	–
Small Company	24,253	(9,001)	(15,252)

E. Federal Income Taxes:
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of December 31, 2016, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1)	market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:
Each Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended December 31, 2016.

H. Options Contracts:
Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

37

Notes to Financial Statements

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended December 31, 2016, none of the Funds entered into options contracts.

I. Futures Contracts:
Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party is required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2016, none of the Funds entered into futures contracts.

J. Swaps:
The SVP Balanced and SVP Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

38

Notes to Financial Statements

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended December 31, 2016, none of the Funds entered into swaps agreements.

K. Repurchase Agreements:
Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2016.

L. Dollar Rolls:
The SVP Balanced and SVP Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2016.

M. Short Sales:
The SVP Bond Fund may enter into short sales of agency mortgage-backed securities (“MBS”) that the Funds do not own, primarily as part of to- be-announced (“TBA”) swap transactions. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS. Generally, a short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party. Therefore, short sales involve the risk that a Fund's losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Securities sold in short sale transactions and the interest payable on such transactions, if any, are reflected as a liability on the Statement of Assets and Liabilities. There were no short sale transactions during the fiscal year ended December 31, 2016.

N. Securities Lending:
Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities on loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations. There were no securities on loan at December 31, 2016.

O. Other:
Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2016.

(3) Management Advisory Fees and Related Party Transactions:
Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a)	With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b)	With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c)
With respect to the SVP Common Stock and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC”), a company in which SAMI and SASI, a wholly owned subsidiary of SAMI, are partners, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

39

Notes to Financial Statements

Effective May 23, 2016, each Trustee who is not an affiliate of SAMI receives an annual fee of $5,000 from the Trust. The Lead Independent Trustee and chairs of the Audit and Governance Committees are each paid an additional annual fee of $2,000. The Fees paid to Trustees are generally distributed quarterly on a pro rata basis. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2016 were $75,850.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2016 these fees totaled $304,263.

Effective January 1, 2016, SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for SVP Balanced Fund, on an annualized basis, to 0.85% of average daily net assets through April 30, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non- interested trustees of the Fund. For the fiscal year ended December 31, 2016, the total amount reimbursed under this agreement to SVP Balanced Fund was $4,768.

The fee waiver agreement contains a provision allowing for recoupment of waived fees or expenses reimbursed under certain circumstances. Recoupment of fees waived and expenses reimbursed is limited to the lesser of the applicable expense cap, if any, in effect at the time of the waiver and the applicable expense cap, if any, in effect at the time of recoupment, and any recoupment must occur within three years from the date of the related waiver or reimbursement.

As of December 31, 2016, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

SVP Fund	Approximate % Ownership
Balanced	84.95%
Bond	29.16%
Common Stock	31.33%
Small Company	66.02%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2016, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

(4) Shares of Beneficial Interest Transactions:
There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015 were as follows:

SVP Fund	Shares sold	Shares issued in Fund Reorganizations (see note 5)		Shares issued in reinvestment of dividends and distributions	Shares reacquired	Net increase (decrease) in shares outstanding
Fiscal Year Ended December 31, 2016
Balanced	247,026	–		36,303	281,134	2,195
Bond	345,079	–		109,180	1,303,644	(849,385)
Common Stock	180,978	–		943,110	1,931,238	(807,150)
Small Company	182,199	1,202,525	*	346,259	821,852	909,131
Fiscal Year Ended December 31, 2015
Balanced	104,686	–		87,780	153,777	38,689
Bond	634,489	–		203,468	1,556,208	(718,251)
Common Stock	199,017	–		1,338,881	2,337,634	(799,736)
Small Company	134,493	–		645,340	708,980	70,853

*
Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on June 17, 2016 by a tax-free exchange of 1,441,342 shares of the SVP Mid Cap Fund for 1,202,525 shares of the SVP Small Company Fund, a merger conversion ratio of 0.83430915.

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

40

Notes to Financial Statements

(5) Reorganizations:
Pursuant to a Plan of Reorganization approved by the Board on February 9, 2016, as of the close of business on June 17, 2016, SVP Small Company Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of SVP Mid Cap Fund, a separate series of the Trust, in a tax-free reorganization in exchange for shares of the SVP Small Company Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the SVP Small Company Fund were recorded at fair value; however, the SVP Mid Cap Fund’s cost of investments were carried forward to align ongoing reporting of the SVP Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the SVP Small Company Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquired Fund		Total Net Assets of Acquiring Fund After the Acquisition	Acquired Fund Unrealized Appreciation/ (Depreciation)
SVP Small Company Fund	SVP Mid Cap Fund	$48,493,145	$15,219,310	*	$63,712,455	$859,684

*	The net assets of the SVP Mid Cap Fund were primarily comprised of investments with a fair value of $15,225,965 just prior to the reorganization.

The financial statements reflect the operations of the SVP Small Company Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Assuming the acquisition had been completed on January 1, 2016, the beginning of the fiscal annual reporting period of the SVP Small Company Fund, SVP Small Company Fund’s pro forma results of operations for the year ended December 31, 2016 would be estimated as follows:

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$64,030
Net realized gain (loss) on sales of investments and foreign currency transactions	6,861,199
Net change in unrealized appreciation (depreciation)	4,858,082
Net increase (decrease) in net assets from operations	$11,783,311

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SVP Mid Cap Fund that have been included in the SVP Small Company Fund’s statement of operations since June 17, 2016.

(6) Investment Transactions:
Purchases and sales (excluding short-term obligations, forward foreign currency contracts and futures contracts) for the fiscal year ended December 31, 2016 were as follows:

SVP Fund	Purchases of Other than U.S. Government Direct and Agency Obligations	Purchases of U.S. Government Direct and Agency Obligations	Sales of Other than U.S. Government Direct and Agency Obligations	Sales of U.S. Government Direct and Agency Obligations
Balanced	$1,235,123	$2,632,443	$925,914	$3,217,779
Bond	19,359,730	64,343,416	42,031,003	71,181,939
Common Stock	8,457,188	-	34,718,533	-
Small Company	37,137,216	-	47,975,085	-

(7) Investment Transactions with Affiliated Investment Companies:
Pursuant to Section 17a-7 of the Investment Company Act of 1940, as amended, purchases and sales of investment securities are permitted among affiliated investment companies for the purposes of executing trades consistent with each Fund’s investment strategies and also minimizing or eliminating trading costs associated with external brokers. Compliance with Section 17a-7 is monitored internally by qualified personnel and reported to the Board at regular intervals. Section 17a-7 purchases and sales along with associated net realized gains or losses for the fiscal year ended December 31, 2016 were as follows:

SVP Fund	Aggregate Purchases	Aggregate Sales	Net Realized Gain (Loss)
Bond	$-	$17,407	$1,438

41

Notes to Financial Statements

(8) Distributions to Shareholders:
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2016, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

SVP Fund	Capital Loss Carry Forward	Expiring on 12/31
Bond	$878,752	No Expiration (Short-Term)
	1,653,519	No Expiration (Long-Term)
	$2,532,271

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2016 to December 31, 2016, the Funds elected to defer until the first business day of 2017 for U.S. Federal income tax purposes net capital losses as stated below:

SVP Fund	Short-Term Capital Losses Deferred	Long-Term Capital Losses Deferred	Total
Balanced	$7,811	$-	$7,811
Bond	88,774	(671)	88,103
Common Stock	3,570	-	3,570

Net specified ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from January 1, 2016 through December 31, 2016, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net specified ordinary losses as stated below:

SVP Fund	Specified Ordinary Losses Deferred
Balanced	$14
Common Stock	111

The tax characters of distributions paid during the fiscal year ended December 31, 2016 were as follows:

SVP Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Balanced	$215,074	$234,823	$23,950	$473,847
Bond	1,007,643	-	2,706	1,010,349
Common Stock	2,612,001	12,124,363	-	14,736,364
Small Company	504,105	4,199,039	-	4,703,144

The tax characters of distributions paid during the fiscal year ended December 31, 2015 were as follows:

SVP Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Balanced	$278,603	$823,916	$-	$1,102,519
Bond	1,906,778	-	-	1,906,778
Common Stock	5,311,295	15,712,088	-	21,023,383
Small Company	-	8,137,598	-	8,137,598

As of December 31, 2016 the components of distributable earnings on a tax basis were as follows:

SVP Fund	Currently Distributable Ordinary Income	Currently Distributable Long-Term Capital Gain or Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Balanced	$-	$-	$4,479,335
Bond	-	(2,532,271)	(651,646)
Common Stock	9,113	944,221	71,732,024
Small Company	192,925	1,647,725	11,462,607

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

42

Notes to Financial Statements

(9) Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(10) Subsequent Events:
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund and Sentinel Variable Products Small Company Fund, comprising the Sentinel Variable Products Trust (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 16, 2017

44

Actual and Hypothetical Expenses for Comparison Purposes
(Unaudited)

Example
When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/16 through 12/31/16.

Actual Expenses
The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/16 through 12/31/16 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

SVP Fund	Total Return Description	Total Return Percentage	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Annualized Expense Ratio	Expenses Paid from 7/1/2016 through 12/31/2016*
Balanced	Actual	4.17%	$1,000.00	$1,041.69	0.85%	$4.36
	Hypothetical
	(5% per year before expenses)	2.09%	1,000.00	1,020.86	0.85%	4.32
Bond	Actual	-2.21%	1,000.00	977.89	0.66%	3.28
	Hypothetical
	(5% per year before expenses)	2.18%	1,000.00	1,021.82	0.66%	3.35
Common Stock	Actual	7.44%	1,000.00	1,074.37	0.74%	3.86
	Hypothetical
	(5% per year before expenses)	2.14%	1,000.00	1,021.42	0.74%	3.76
Small Company	Actual	15.29%	1,000.00	1,152.88	0.75%	4.06
	Hypothetical
	(5% per year before expenses)	2.14%	1,000.00	1,021.37	0.75%	3.81

*	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

45

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions
Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2016.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

SVP Fund	Dividends Received Deduction	Qualified Dividend Income	Long-Term Capital Gain Distribution
Balanced	97.68%	93.68%	$234,823
Common Stock	100.00%	100.00%	12,124,363
Mid Cap*	45.61%	61.26%	1,308,842
Small Company	95.38%	78.41%	4,199,039
*	The SVP Mid Cap Fund reorganized into the SVP Small Company Fund following the close of business on June 17, 2016.

Portfolio Proxy Voting Guidelines and Voting Record
Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

46

Board Approval of Investment Advisory Agreement (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (collectively, the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its four series funds (each a “Fund” and collectively, the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees of the Trust (the “Board” or the “Trustees”) considers on an annual basis whether to approve the continuance of the Advisory Agreements for an additional year. The Advisory Agreements were last approved by the Board on August 17, 2016.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory Agreements, the Trustees who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) considered, at meetings held in March and June 2016, the process to be followed in connection with the 2016 review of the Advisory Agreements. The Trust’s counsel, which is independent of the Advisor, participated in those discussions. Prior to the June 2016 meeting, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Trustees for review as part of their deliberations.

The Independent Trustees met to consider the continuance of the Advisory Agreements on July 21, 2016. Prior to that meeting, the Advisor provided the Independent Trustees with information described below relating to the Advisor and its affiliates and the Advisory Agreements. In addition, also prior to such meeting, the Trust’s counsel provided the Independent Trustees with a memorandum discussing the legal standards for their consideration of the Advisory Agreements. Following the July 21, 2016 meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 15-17, 2016 to further consider the continuance of the Advisory Agreements. The Trust’s counsel participated in the July 21 and August 15-17 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed to be relevant, including performance information provided by Morningstar Inc. (“Morningstar”) for each Fund’s shares as compared to the shares of similar mutual funds not managed by the Advisor; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds; Fund advisory fees and expense information provided by Morningstar as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under their respective internal compliance programs; and the terms of the Advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar. The Board also discussed with the Advisor details regarding the Advisor’s hiring plan to expand the number of its investment professionals.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared that the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds.

47

Board Approval of Investment Advisory Agreements

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2016 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2016 as compared to net return information provided by Morningstar for each Fund’s peer group and category identified by Morningstar. The Board also considered information prepared by Morningstar covering other time periods and reviewed each Fund’s most recent quarterly performance. The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds, in relation to their Morningstar peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Morningstar materials provided to the Board, the Balanced, Common Stock and Small Company Funds have generated strong peer group rankings over the past year, and in the case of the Small Company Fund, strong relative performance for the prior 1-, 3- and 5- year time frames. With respect to the Bond Fund, management provided supplemental information relating to the Fund’s investment strategies and relative size that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance and related information for each of the Funds and the Advisor supported the approval of the Advisory Agreements.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal year ended December 31, 2015 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Morningstar. The Independent Trustees requested and received information from the Advisor regarding the reasons for any increase or material decrease in any of the Funds’ operating expense ratios (net of any reimbursements) as compared to the ratio for the prior year. The Advisor noted that two funds, the Balanced Fund and the Bond Fund, were in the 4th or 5th quintile for total expenses (net of any reimbursements). The Advisor noted steps taken to manage Fund expenses. The Independent Trustees also noted that the Advisor had entered into an agreement to limit its advisory fee or cap expenses of the Balanced Fund. After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2015 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the pre -tax profitability of several publicly held investment management companies. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule that reduces the advisory fee rate as the Fund’s assets increase above certain levels. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Trustees without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

48

Trustees (Unaudited)

There are eight Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the four Funds currently comprising Sentinel Variable Products Trust. Information about the six independent Trustees is set forth below. Information concerning the two affiliated Trustees is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (61) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairperson, President and Chief Executive Officer, from 2004 to 2008; Sentinel Group Funds, Inc. (“SGF”) – Director, since 2013
None
Deborah G. Miller (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) – Chief Executive Officer, from 2005 to 2007; SGF – Director, since 1995
Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (53) National Life Drive Montpelier, VT 05604	Trustee, since May 2016
Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Vermont Financial Literacy Commission – Co-Chairperson, since November 2015; Vermont’s Universal Children’s Higher Education Savings Account Program Advisory Committee – Chairperson, since November 2015; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004; SGF – Director, since 2013
None
John Raisian, Ph.D. (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Lead Independent Trustee, since June 2016	Hoover Institution at Stanford University – Senior Fellow, since 1986; Director, from 1989 to 2015; SGF – Director, since 1996; Lead Independent Director, since 2013	None
Richard H. Showalter (69) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Audit, Compliance and Valuation Committee Chairperson, since June 2016
Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007; SGF – Director, since 2003; Audit, Compliance & Valuation Committee Chairperson, since 2012
None
Angela E. Vallot (60) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Governance, Contracts and Nominating Committee Chairperson, since June 2016
VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001; SGF – Director, since 1996; Governance, Contracts & Nominating Committee Chairperson, since 2013
None

49

Officers (Unaudited)

Information relating to the two Trustees who are officers and “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (58)** National Life Drive Montpelier, VT 05604	Trustee and Chairperson, since 2009
National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SGF – Director and Chairperson, since 2015
None
Thomas H. Brownell (56)** National Life Drive Montpelier, VT 05604	Trustee, since May 2016; President, since 2013
National Life – Executive Vice President , since 2013; Executive Vice President and Chief Investment Officer, from 2013 to May 2016; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; SGF – Director, since 2015; President and Chief Executive Officer, since 2013
None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016
Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SGF – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company (“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009
N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008
SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to 2015; Counsel, from 2008 to 2011; SGF – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004
N/A
John K. Landy (57) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI – Senior Vice President, since 2006; SGF – Vice President, since 2003; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Philip G. Partridge, Jr. (40) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since June 2016
Advisor – Vice President, since 2015; Chief Financial Officer, since 2014; SGF – Chief Financial Officer, since 2014; SFSC – Vice President and Chief Financial Officer, since 2015; Vice President and Assistant Treasurer, from 2006 to 2015; Sentinel Administrative Services, Inc. ("SASI") – Vice President and Chief Financial Officer, since 2015
N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since June 2016; Vice President and Treasurer, from 2000 to June 2016	SASI – Vice President, since 2006; SGF – Vice President and Treasurer, since 1997; SASC – Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (35) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009
National Life – Senior Securities Paralegal, since 2010; SGF – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006
N/A

*	Each officer is elected by, and serves at the pleasure of, the Board of the Funds.
**
Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company and Mr. Brownell is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor.

50

Investment Advisor
Sentinel Asset Management, Inc.

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin LLP

Custodian
State Street Bank & Trust Company –

Kansas City

Transfer Agent, Shareholder Servicing
Agent and Administrator
Sentinel Administrative Services, Inc.

51

One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. National Life Group® is a trade name of National Life Insurance Company, founded in Montpelier, VT in 1848 and its affiliates.

63061 SF0942(0217)

PART C
 OTHER INFORMATION

Item 15. Indemnification

Under Article IV, Section 4.3 of the Trust’s Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Covered Person: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that individual did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person.  Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.  As used in this Section 4.3 a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(b)
Amendment to the Declaration of Trust dated April 18, 2005 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 2, 2005.

(1)(c)
Amendment to the Declaration of Trust dated November 28, 2005 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(1)(d)
Amendment to the Declaration of Trust dated April 19, 2006 is herein incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(e)
Amendment to the Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(f)
Amendment to the Declaration of Trust dated September 17, 2007 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(g)
Amendment to the Declaration of Trust dated May 1, 2008 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(h)
Amendment to Restated Agreement and Declaration of Trust dated May 9, 2017 is herein incorporated by reference to Exhibit (1)(h) of Registrant’s Registration Statement on Form N-14 (File No. 333-218512), filed with the SEC on June 5, 2017.

(1)(i)
Amendment to Restated Agreement and Declaration of Trust dated June 1, 2017 is herein incorporated by reference to Exhibit (1)(i) of Registrant’s Registration Statement on Form N-14 (File No. 333-218512), filed with the SEC on June 5, 2017.

(2)
Amended and Restated By-Laws of the Trust dated November 19, 2015 are herein incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)(i)
Investment Advisory Agreement between Touchstone Variable Series Trust (the “Trust”) and Touchstone Advisors, Inc. (the “Advisor”) dated January 1, 1999 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on February 12, 1999.

(6)(a)(ii)
Amended Schedule 1 dated March 1, 2015 of the Investment Advisory Agreement between the Trust and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(6)(b)
Sub-Advisory Agreement dated January 1, 1999, as amended December 31, 2002, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund (f/k/a the Touchstone Core Bond Fund), is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(6)(c)
Amendment dated March 1, 2015 to Sub-Advisory Agreement dated January 1, 1999 between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund, is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(6)(d)
Sub-Advisory Agreement dated August 31, 2015, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Fund is herein incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(6)(e)
Sub-Advisory Agreement dated December 1, 2015 between Touchstone Advisors, Inc. and London Company of Virginia d/b/a The London Company with respect to the Touchstone Large Cap Core Equity Fund is herein incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(6)(f)
Sub-Advisory Agreement dated April 29, 2016 between Touchstone Advisors, Inc. and Wilshire Associates Incorporated with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(6)(g)
Amendment to the Advisory Agreement between the Advisor and the Trust dated December 31, 2002, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(6)(h)
Amendment to the Advisory Agreement between the Advisor and the Trust dated July 19, 2004 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on March 2, 2005.

(6)(i)
Amendment to the Advisory Agreement between the Advisor and the Trust dated April 25, 2008 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(6)(j)
Amendment to the Investment Advisory Agreement between the Advisor and the Trust dated March 1, 2011 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(7)
Distribution Agreement between the Trust and Touchstone Securities, Inc. (the “Distributor”) dated July 15, 2003 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(8)
Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(9)
Custodian Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Trust dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is herein incorporated by reference to Exhibit (11) of Registrant’s Registration Statement on Form N-14 (File No. 333-218512), filed with the SEC on June 5, 2017.

(12)
Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is herein incorporated by reference to Exhibit (12) of Registrant’s Registration Statement on Form N-14 (File No. 333-218512), filed with the SEC on June 5, 2017.

(13)(a)
Allocation Agreement for allocation of Fidelity Bond coverage dated April 1, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(13)(b)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(c)
Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(4)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(d)(1)
State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(13)(d)(2)
Amendment to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(13)(d)(3)
Amendment to Schedule A to the State Filing Services Agreement between Registrant and BNY Mellon, dated September 6, 2012, is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(13)(e)
Administration Agreement executed January 1, 2007 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(13)(f)
Amended Schedule, dated January 1, 2015, to the Administration Agreement with Touchstone Advisors, Inc., dated February 17, 2006, as amended January 1, 2007, is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(g)(i)
Form of Expense Limitation Agreement dated April 29, 2012 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 27, 2012.

(13)(g)(ii)
Amendment to the Expense Limitation Agreement dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(13)(g)(iii)
Schedule A, dated April 30, 2017, to the Expense Limitation Agreement dated April 29, 2012, is herein incorporated by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 20, 2017.

(13)(h)
Shareholder Services Plan with respect to the Initial Class shares is herein incorporated by reference to Exhibit (13)(l) to Registrant’s Registration Statement on Form N-14 (File No. 333-149479), filed with the SEC on February 29, 2008.

(14)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney is herein incorporated by reference to Exhibit (16) of Registrant’s Registration Statement on Form N-14 (File No. 333-218512), filed with the SEC on June 5, 2017.

(17)	Forms of Proxy Card are filed herewith following Part A of this Registration Statement.

Item 17. Undertakings

(1)      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)      The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(4)       The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its Registration Statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati, the State of Ohio, on the 25th day of July, 2017.

TOUCHSTONE VARIABLE SERIES TRUST

By:	/s/ Jill T. McGruder
Jill T. McGruder
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

*	Trustee	July 25, 2017
Phillip R. Cox

*	Trustee	July 25, 2017
William C. Gale

*	Trustee	July 25, 2017
Susan J. Hickenlooper

*	Trustee	July 25, 2017
Kevin A. Robie

*	Trustee	July 25, 2017
Edward J. VonderBrink

/s/ Jill T. McGruder	Trustee and President	July 25, 2017
Jill T. McGruder

/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	July 25, 2017
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft	July 25, 2017
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed on June 5, 2017 as Exhibit (16) of Registrant's Registration Statement on Form N-14 (File no. 333-218512))

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(14)	Consent of PricewaterhouseCoopers LLP.